                                                                   EXHIBIT 10.14

                                                              PRINTED -- 8/26/03

                                                                       SCUDDER
                                                                     INVESTMENTS

================================================================================

SCUDDER TRUST COMPANY
PROTOTYPE DEFINED CONTRIBUTION PLAN

FULL-FLEX PROFIT SHARING PLAN (With 401(k) Option)
Non-Standardized (003)

ADOPTION AGREEMENT

================================================================================

AMENDED FOR THE URUGUAY ROUND AGREEMENTS ACT ("GATT"), THE UNIFORM SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT ("USERRA"), THE SMALL BUSINESS JOB PROTECTION ACT OF 1996 ("SBJPA"), THE TAXPAYER RELIEF ACT OF 1997 ("TRA '97"), THE INTERNAL REVENUE SERVICE RESTRUCTURING AND REFORM ACT OF 1998 AND THE COMMUNITY RENEWAL TAX RELIEF ACT OF 2000 (COLLECTIVELY REFERRED TO AS "GUST").

                                                       NATIONAL OFFICE LETTER
                                                       DATE:          __________
                                                       SERIAL NUMBER: __________

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                              SCUDDER TRUST COMPANY
                       PROTOTYPE DEFINED CONTRIBUTION PLAN

                                TABLE OF CONTENTS

A.   PREAMBLE...................................................   1

B.   LEAD AND PARTICIPATING EMPLOYER INFORMATION................   1

     Lead Employer: [Plan Sec. 2.40]............................   1
     Participating Employers: [Plan Secs. 2.50 and 15.1]........   1

C.   PLAN INFORMATION...........................................   1

     Plan: [Plan Sec. 1.1]......................................   1
     Plan Year: [Plan Sec. 2.58]................................   2
     Plan Administrator: [Plan Secs. 2.54 and 14.1].............   2
     Funding Vehicle: [Plan Secs. 1.3 and 2.32].................   2
     Controlling Law State: [Plan Sec. 1.4].....................   2

D.   ELIGIBILITY AND SERVICE REQUIREMENTS.......................   3

     Excluded Employment Categories: [Plan Sec. 2.14(a)]........   3
     Age and Service Requirements: [Plan Sec. 3.1(a)]...........   4
     Entry: [Plan Secs. 2.27 and 3.1(a)]........................   4
     Hours of Service: [Plan Sec. 2.64].........................   4
     Method to Determine Service for Eligibility Purposes:
        [Plan Sec. 2.64]........................................   4
     Method to Determine Service for Vesting Purposes:
        [Plan Sec. 2.64]........................................   5
     Break in Service Rules for Eligibility and Vesting:
        [Plan Secs. 2.8, 3.3 and 10.2(m)].......................   6
     Predecessor Employer Credit: [Plan Secs. 2.59 and 2.64(c)].   7
     Waiver of Entry Requirements: [Plan Sec. 3.1(f)]...........   7
     Election Not to Participate: [Plan Sec. 3.5]...............   8

E.   PLAN COMPENSATION..........................................   8

     Plan Compensation: [Plan Sec. 2.56]........................   8
     Plan Compensation for the Plan Year: [Plan Sec. 2.57]......  10
     Imputed Earnings While Disabled: [Plan Sec. 2.56(e)].......  10

F.   EMPLOYEE PRE-TAX COMPONENT.................................  10

     Employee Pre-Tax Contributions: [Plan Sec. 4.1]............  10
     Age and Service Requirements: [Plan Sec. 3.1(a)]...........  10
     Entry: [Plan Secs. 2.27 and 3.1(a)]........................  11
     Pay Reduction Contributions - Minimums/Maximums:
        [Plan Sec. 4.1(a)]......................................  11
     Pay Reduction Agreements: [Plan Sec. 4.1(a)]...............  13
     Cash or Deferred Contributions: [Plan Sec. 4.1(c)].........  13
     In-Service Withdrawals: [Plan Sec. 11.2]...................  14

G.   EMPLOYER AFTER-TAX COMPONENT...............................  14

     Employer After-Tax Contributions: [Plan Sec. 4.2]..........  14
     Age and Service Requirements/Entry:
        [Plan Secs. 2.27 and 3.1(a)] ...........................  14
     Payroll Withholding Contributions: [Plan Sec. 4.2(a)]......  14
     Direct Contributions: [Plan Sec. 4.2(c)]...................  15
     Required Contributions - Thrift Plan: [Plan Sec. 4.2(b)]...  15
     In-Service Withdrawals: [Plan Sec. 11.2]...................  16

H.   EMPLOYER SAFE-HARBOR COMPONENT.............................  16

     Employer Safe-Harbor Contributions [Plan Secs. 5.1 and 6.1]  16
     Age and Service Requirements: [Plan Sec. 3.1(a)]...........  17
     Employer Safe-Harbor Contributions [Plan Sec. 5.1].........  17
     In-Service Withdrawals: [Plan Sec. 11.2]...................  18

I.   EMPLOYER REGULAR MATCHING COMPONENT........................  19

     Employer Regular Matching Contributions: [Plan Sec. 5.2]...  19
     Excluded Employment Categories: [Plan Sec. 2.14(a)]........  19
     Age and Service Requirements: [Plan Sec. 3.1(a)]...........  19
     Entry: [Plan Secs. 2.27 and 3.1(a)]........................  19
     Requirements to Receive an Employer Regular Matching
        Contribution: [Plan Sec. 5.2(a) or (b)].................  20
     Matching Formula: [Plan Sec. 5.2(a) or (b)]................  21
     Minimums and Maximums: [Plan Sec. 5.2(d)]..................  27
     Vesting Schedule for Employer Regular Matching
        Component: [Plan Sec. 10.2(e)]..........................  27
     Treatment of Forfeitures: [Plan Sec. 5.2(g)]...............  28
     In-Service Withdrawals: [Plan Sec. 11.2]...................  29

J.   EMPLOYER REGULAR PROFIT SHARING COMPONENT..................  30

     Profit Sharing Contributions: [Plan Sec. 6.2]..............  30
     Excluded Employment Categories: [Plan Sec. 2.14(a)]........  30
     Age and Service Requirements: [Plan Sec. 3.1(a)]...........  30
     Entry: [Plan Secs. 2.27 and 3.1(a)]........................  30
     Requirements to Share in the Employer Regular Profit
        Sharing Contribution: [Plan Sec. 6.2(a) or (b)].........  31
     Contribution/Allocation Formula: [Plan Sec. 6.2(a) or (b)].  32
     Vesting Schedule for Employer Regular Profit Sharing
        Component: [Plan Sec. 10.2(e)]..........................  37
     Treatment of Forfeitures: [Plan Sec. 6.2(d)]...............  37
     In-Service Withdrawals: [Plan Sec. 11.2]...................  38

K.   EMPLOYER QUALIFIED MATCHING AND PROFIT SHARING COMPONENT...  39

     Employer Qualified Contributions: [Plan Secs. 5.3 and 6.3].  39
     Employer Qualified Matching Contributions (QMACs):
        [Plan Sec. 5.3].........................................  39
     Employer Qualified Profit Sharing Contributions (QNECs):
        [Plan Sec. 6.3].........................................  40
     In-Service Withdrawals: [Plan Sec. 11.2]...................  41

L.   EMPLOYEE ROLLOVER COMPONENT................................  42

     Employee Rollover Contributions: [Plan Sec. 4.5]...........  42
     In-Service Withdrawals: [Plan Sec. 11.2]...................  42

M.   RETIREMENT, DISABILITY AND HARDSHIP........................  42

     Retirement Age: [Plan Secs. 2.19 and 2.47].................  42
     Disability: [Plan Sec. 2.18]...............................  42
     Hardship: [Plan Sec. 2.33].................................  43

N.   SPECIAL VESTING RULES......................................  43

     Vesting Schedule: [Plan Sec. 10.2(e)]......................  43
     Service Disregarded for Vesting: [Plan Sec. 10.2(f)].......  43
     Special Vesting Events: [Plan Sec. 10.2(b)]................  44
     Forfeitures: [Plan Sec. 10.2(g)]...........................  44
     Vesting Formula for Partially Vested:
        [Plan Sec. 10.2(c) and (g)].............................  44
     Reinstatement upon Return to Service: [Plan Sec. 10.2(h)]..  45
     Special Vesting Rules for Life Insurance: [Plan Sec. 10.3].  45

O.   EMPLOYER SECURITIES........................................  45

     Employer Securities: [Plan Sec. 14.15 and 14.16]...........  45
     Voting Provisions: [Plan Secs. 14.15(d) and 14.16].........  45
     Tender Provisions: [Plan Secs. 14.15(e) and 14.16].........  46
     In-Kind Distribution Option: [Plan Sec. 12.3(c)]...........  46

                                       i
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
P.   PAYMENT OF BENEFITS........................................  47

     Balances Less Than Cash-Out Amount: [Plan Sec. 12.4].......  47
     Balances More Than Cash-Out Amount: [Plan Sec. 12.3(a)]....  47
     Payment Forms: [Plan Secs. 12.3(b) and 12.6]...............  48
     Payment Medium: [Plan Sec. 12.3(c)]........................  49
     Beneficiary: [Plan Secs. 13.1 and 13.3]....................  49
     Minimum Distributions: [Plan Secs. 2.62 and 12.7]..........  49

Q.   TOP-HEAVY PROVISIONS.......................................  51

     Top-Heavy Eligible Participant: [Plan Sec. 17.4(k)]........  51
     Top-Heavy Contribution Requirement: [Plan Sec. 17.1].......  51
     Top-Heavy Vesting Schedule: [Plan Sec. 17.2]...............  51
     Coordination With Other Qualified Plans: [Plan Sec. 17.1]..  51

R.   CODE SECTION 415 COORDINATION..............................  52

     415 Compensation: [Plan Sec. 18.4(b)]......................  52
     Limitation Year: [Plan Sec. 18.4(h)].......................  52
     Correction Method: [Plan Sec. 18.1(b)].....................  52
     Coordination With Other Plans: [Plan Sec. 18.2 and 18.3]...  53

S.   SPECIAL TESTING RULES......................................  53

     Highly Compensated Employees: [Plan Sec. 2.35].............  53
     ADP/ACP Testing Method: [Plan Sec. 19.2 and 19.3]..........  54
     Other Elections Regarding ADP/ACP Testing:
        [Plan Sec. 19.2, 19.3 and 19.4].........................  54
     Gain or Loss on Excess Contributions: [Plan Sec. 19.1(d),
        19.2(d) and 19.3(d)]....................................  55

T.   SPECIAL EFFECTIVE DATE RULES...............................  55

U.   FROZEN CONTRIBUTIONS ACCOUNTS..............................  56

V.   OTHER INFORMATION FOR THE PARTICIPATING EMPLOYERS..........  56

W.   SPONSOR OF THE PROTOTYPE...................................  57

X.   RELIANCE ON IRS OPINION LETTER.............................  58

Y.   LEAD EMPLOYER SIGNATURE....................................  58

Z.   TRUSTEE OR CUSTODIAN SIGNATURE.............................  59

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

                                                                       SCUDDER
                                                                     INVESTMENTS

SCUDDER TRUST COMPANY
PROTOTYPE DEFINED CONTRIBUTION PLAN

FULL-FLEX PROFIT SHARING PLAN (With 401(k) Option)
Non-Standardized (003)

ADOPTION AGREEMENT

A. PREAMBLE

A.1.   BY THIS AGREEMENT, THE LEAD EMPLOYER HEREBY ... [CHECK ONE]:

a.       [ ] adopts a new profit sharing plan as of ... [complete]:

             1.     Original Effective Date: __ [month day, year].

b.       [X] amends/restates its existing profit sharing plan effective as of ... [complete 1. and 2.]:

             1.     Amendment Effective Date:   January 1, 2003 [month day, year].
             2.     Original Effective Date:    January 1, 1989 [month day, year]. [NOTE: INSERT THE ORIGINAL
                                                EFFECTIVE DATE OF THIS PLAN, WHETHER AS THIS PROTOTYPE, ANOTHER
                                                PROTOTYPE, OR IN ANY OTHER FORM. IF TWO OR MORE PLANS HAVE BEEN
                                                MERGED OR CONSOLIDATED, INSERT THE ORIGINAL EFFECTIVE DATE OF THE
                                                PLAN SHOWN AS THE SURVIVING PLAN FOR GOVERNMENT FILING PURPOSES
                                                (E.G., FORM 5500).]

B. LEAD AND PARTICIPATING EMPLOYER INFORMATION

LEAD EMPLOYER:                   B.1.     Lead Employer Name:   Range Resources Corporation.
[PLAN SEC. 2.40]

                                 B.2.     Lead Employer EIN:    34-1312571.

PARTICIPATING EMPLOYERS:         B.3.     The Participating Employers are the ... [check each that applies]: [NOTE: IF
[PLAN SECS. 2.50 AND 15.1]                THERE ARE MORE THAN THREE PARTICIPATING EMPLOYERS, ATTACH THE PARTICIPATING
                                          EMPLOYER ADDENDUM.]

                                 a.       [X] Lead Employer.
                                 b.       [ ] following Controlled Group Members ... [complete]:

                                              1.     Participating Employer:

                                                          Name:    ____.
                                                          Employer EIN: ____.

                                              2.     Participating Employer:

                                                          Name:    ____.
                                                          Employer EIN: ____.

                                              3.     Participating Employer:

                                                          Name:    ____.
                                                          Employer EIN: ____.

                                          [NOTE: A CONTROLLED GROUP MEMBER WILL IMMEDIATELY CEASE TO BE A PARTICIPATING
                                          EMPLOYER AS OF THE DATE IT CEASES TO BE A CONTROLLED GROUP MEMBER.]

C. PLAN INFORMATION

PLAN:                            C.1.     Plan Name: Range Resources Corporation 401(k) Plan.
[PLAN SEC. 1.1]

                                 C.2.     Plan Number: 002. [NOTE: THIS IS THE THREE-DIGIT IDENTIFYING NUMBER (E.G.,
                                          001) THAT THE EMPLOYER ASSIGNS FOR GOVERNMENT FILING PURPOSES (E.G., FORM
                                          5500).]

PLAN YEAR:                       C.3.     The Plan Year is the twelve-consecutive-month period ending each December 31

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
[PLAN SEC. 2.58]                          [month day] [check each that applies]:

                                 a.       [ ] The first Plan Year is a short year that began on the Original Effective
                                              Date and ended ___ [month day, year].
                                 b.       [ ] The Plan Year has been amended. The last Plan Year before the amendment ended ___ [month day, year], and the short Plan Year resulting from the amendment began the next day and ended ___ [month day, year].

PLAN ADMINISTRATOR:              C.4.     The Plan Administrator is the ... [check one]:
[PLAN SECS. 2.54 AND 14.1]

                                 a.       [X] Lead Employer. [NOTE: THE LEAD EMPLOYER MAY DELEGATE ADMINISTRATIVE
                                              AUTHORITY TO AN INDIVIDUAL OR COMMITTEE.]
                                 b.       [ ] following individual or entity ... [complete]:

                                              Name: ____.

                                 c.       [ ] following committee of individuals ... [check one]: [NOTE: EITHER THE NAME
                                              OF THE COMMITTEE OR THE INDIVIDUAL COMMITTEE MEMBERS MUST BE SPECIFIED.]

                                              1.     [ ] Name of committee: ____.
                                              2.     [ ] Committee members ... [complete]:

                                                         Name: ____.
                                                         Name: ____.
                                                         Name: ____.
                                                         Name: ____.
                                                         Name: ____.
                                                         Name: ____.
                                                         Name: ____.

FUNDING VEHICLE:                 C.5.     The Funding Vehicle(s) for the Plan include ... [check each that applies]:
[PLAN SECS. 1.3 AND 2.32]

                                 a.       [X] a Trust Fund with ... [check each that applies]:

                                              1.     [ ] individual trustee(s). [NOTE: INDIVIDUAL TRUSTEE(S) MAY SERVE ON
                                                         A DISCRETIONARY OR DIRECTED BASIS PURSUANT TO THE TRUST AGREEMENT.]
                                              2.     [X] a financial organization serving pursuant to the Trust Agreement
                                                         ... [check one]:

                                                         a.     [X] for a Directed Trustee.
                                                         b.     [ ] with a Discretionary Trustee Option.

                                 b.       [ ] a Custodial Account. [NOTE: THIS OPTION IS APPROPRIATE ONLY FOR A PLAN
                                              MAINTAINED BY AN UNINCORPORATED BUSINESS AND THAT COVERS SELF-EMPLOYED
                                              INDIVIDUALS. ALSO, THE CUSTODIAN MUST BE A BANK OR OTHER ORGANIZATION
                                              AUTHORIZED TO ACT AS A CUSTODIAN WITH RESPECT TO QUALIFIED PLANS.]
                                 c.       [ ] Annuity Funding Contract(s).

CONTROLLING LAW STATE:           C.6.     The Plan will be construed and administered in accordance with the laws of the
[PLAN SEC. 1.4]                           State or Commonwealth of New Hampshire to the extent that such laws are not preempted by the laws of the United States of America.

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D. ELIGIBILITY AND SERVICE REQUIREMENTS

EXCLUDED EMPLOYMENT CATEGORIES:  D.1.     Covered Employment does not include employment as ... [check each of a. through
[PLAN SEC. 2.14(a)]                       l. that applies, or check m. or n.]: [NOTE: COVERED EMPLOYMENT ONLY INCLUDES
                                          EMPLOYMENT WITH A PARTICIPATING EMPLOYER. HOWEVER, IT DOES NOT INCLUDE EMPLOYMENT
                                          AS A COLLECTIVE BARGAINING EMPLOYEE UNLESS THE COLLECTIVE BARGAINING AGREEMENT
                                          PROVIDES FOR PARTICIPATION IN THE PLAN UNDER THE TERMS SET FORTH IN THIS ADOPTION
                                          AGREEMENT.]

                                 a.       [ ] a non-resident alien who receives no earned income (within the meaning of Code
                                              Section 911(d)(2)) from a Participating Employer which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)), or who receives such earned income but it is all exempt from income tax in the
                                              United States under the terms of an income tax convention.
                                 b.       [ ] a Highly Compensated Employee.

                                          [NOTE: EXCLUDING ANY OF THE FOLLOWING CATEGORIES MAY RESULT IN FAILURE TO SATISFY
                                          THE COVERAGE REQUIREMENTS OF CODE SECTION 410(b).]

                                 c.       [ ] a Key Employee.
                                 d.       [X] a Leased Employee.
                                 e.       [ ] a Self-Employed Individual (that is, a sole proprietor or partner with respect to a Participating Employer).
                                 f.       [ ] a salaried Employee.
                                 g.       [ ] an hourly-wage Employee.
                                 h.       [X] an Employee paid primarily on a commission basis.
                                 i.       [ ] an Employee working outside the United States.
                                 j.       [ ] a citizen or resident of a foreign country, except those who work in the United
                                              States under the following VISA or NAFTA categories ... [check one]:

                                              1.     [ ] All categories are excluded except as expressly required by United
                                                         States Immigration Law.
                                              2.     [ ] The following categories are included [specify]: ____.

                                 k.       [ ] an Employee in any of the following units or locations [specify]: ___ [NOTE: TO
                                              EXCLUDE ALL EMPLOYEES OF A CONTROLLED GROUP MEMBER, DO NOT DESIGNATE THAT
                                              CONTROLLED GROUP MEMBER AS A PARTICIPATING EMPLOYER.]
                                 l.       [X] other [specify]: Temporary employees, Reclassified employees.

                                 m.       [ ] The Plan is exclusively a collective bargaining plan - thus, the only Employees
         Collective                           in Covered Employment are those Collective Bargaining Employees who are covered
         Bargaining Only Plan                 by the following collective bargaining agreement(s) that provides for participation in the Plan ... [complete]: [NOTE: ALL OTHER EMPLOYEES ARE EXCLUDED
                                              FROM ALL COMPONENTS.]

                                              1.     ____.
                                              2.     ____.
                                              3.     ____.
                                              4.     ____.
                                              5.     ____.

                                 n.       [ ] The Plan is exclusively a "prevailing wage" plan - thus, the only Employees in
         Prevailing Wage Only                 Covered Employment are those who are employed on prevailing wage projects
         Plan                                 specified in J.8.f. or on the Prevailing Wage Addendum. [NOTE: ALL OTHER EMPLOYEES
                                              ARE EXCLUDED FROM ALL COMPONENTS.]

                                 D.2.     Covered Employment ... [check one]:

                                 a.       [X] does not include employment during the transition period following a stock or asset acquisition described in Code Section 410(b)(6)(C) ... [check if applicable]:

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
                                          1.     [ ] subject to the following exceptions [complete]: [NOTE: FOR EACH LISTED
                                                     ACQUISITION, EMPLOYMENT BECOMES COVERED EMPLOYMENT AS OF THE EFFECTIVE
                                                     DATE LISTED FOR THAT ACQUISITION (UNLESS THE EMPLOYMENT IS EXCLUDED
                                                     UNDER D.1.).]

                                                     Acquisition:    _____.
                                                     Effective Date: _____.

                                                     Acquisition:    _____.
                                                     Effective Date: _____.

                                                     Acquisition:    _____.
                                                     Effective Date: _____.

                                 b.       [ ] includes employment during the transition period following a stock or asset acquisition described in Code Section 410(b)(6)(C) (unless the employment is excluded under D.1.).

                                          [NOTE: THIS PROVISION APPLIES ONLY TO AN INDIVIDUAL WHO BECOMES AN EMPLOYEE
                                          AS A RESULT OF THE ACQUISITION. THE "TRANSITION PERIOD" BEGINS ON THE DATE OF
                                          SUCH ACQUISITION AND ENDS ON THE LAST DAY OF THE FIRST PLAN YEAR BEGINNING
                                          AFTER THE DATE OF SUCH ACQUISITION (OR, IF EARLIER, UPON ANY SIGNIFICANT CHANGE
                                          IN COVERAGE OF THE PLAN OTHER THAN AS A RESULT OF SUBSEQUENT ACQUISITION).]

AGE AND SERVICE REQUIREMENTS:    D.3.     The age requirement for participation will be determined separately for each
[PLAN SEC. 3.1(a)]                        Component, as specified in F.2., G.2., H.2., I.3. and J.3.

                                 D.4.     The service requirement for participation will be determined separately for each Component, as specified in F.3., G.2., H.2., I.4. and J.4.

ENTRY:                           D.5.     An Employee in Covered Employment will become an Active Participant in a
[PLAN SECS. 2.27 AND 3.1(a)]              Component on the Entry Date that coincides with or next follows the date he/she satisfies the age and service requirements for such Component, except as otherwise provided in J.5. with respect to the Employer Regular Profit
                                          Sharing Component.

                                 D.6.     The Entry Dates will be determined separately for each Component, as specified in F.5., G.2., H.2., I.6. and J.6.

HOURS OF SERVICE:                D.7.     An Employee for whom a record of actual hours is not maintained or available
[PLAN SEC. 2.64]                          (e.g., salaried employees) will be credited with ... [check one]:

     [COMPLETE IF HOURS ARE      a.       [ ] 190 Hours of Service for each month
     USED FOR ANY PURPOSE -      b.       [ ] 95 Hours of Service for each semi-monthly payroll period
     E.G., ELIGIBILITY,          c.       [X] 45 Hours of Service for each week
     VESTING OR ALLOCATIONS]     d.       [ ] 10 Hours of Service for each day

                                          ... in which he/she has one or more Hours of Service.

                                 D.8.     An Employee for whom a record of actual hours is maintained and available will be credited with ... [check one]:

                                 a.       [X] actual Hours of Service.
                                 b.       [ ] the same equivalency as specified in D.7.

METHOD TO DETERMINE SERVICE      D.9.     Service will be determined for eligibility purposes using the ... [check one]:
FOR ELIGIBILITY PURPOSES:
[PLAN SEC. 2.64]                 a.       [ ] hour count method ... [complete as necessary] [NOTE: THIS OPTION SHOULD BE
                                              ELECTED IF THE HOUR COUNT METHOD IS USED TO DETERMINE SERVICE UNDER ANY
     [COMPLETE ONLY IF A                      COMPONENT.]
     SERVICE REQUIREMENT IS
     IMPOSED ON PARTICIPATION                 1.     An Employee must complete at least ___ [1,000 or less] Hours of
     IN ONE OR MORE COMPONENTS]                      Service during an eligibility computation period for it to count as a year of Service.

                                          2.     The eligibility computation period is the twelve-consecutive-month period beginning on the Service Commencement Date and each ... [check one]:

                                                 a.     [ ] Plan Year beginning after the Service Commencement Date.
                                                 b.     [ ] anniversary of the Service Commencement Date.

                                          3.     An Employee will have satisfied the service requirement as of the ...
                                                 [check one]:

                                                 a.     [ ] end of the eligibility computation period during which
                                                 b.     [ ] date during the eligibility computation period as of which

                                                 ... he/she has completed the required Hours of Service.

                                          4.     The hour count method applies to ... [check one]:

                                                 a.     [ ] all Employees.
                                                 b.     [ ] Employees who are ... [check each that applies]:

                                                            1.     [ ] classified as "full-time"
                                                            2.     [ ] classified as "part-time"
                                                            3.     [ ] classified as "temporary" or "seasonal"
                                                            4.     [ ] paid on an hourly-wage basis
                                                            5.     [ ] paid on a salaried basis
                                                            6.     [ ] employed with the following Participating Employers
                                                                       [specify]: _____,

                                                            ... and the elapsed time method applies to all other Employees.

                                 b.       [ ] elapsed time method.

METHOD TO DETERMINE SERVICE      D.10.    Service will be determined for vesting purposes using the ... [check one]:
FOR VESTING PURPOSES:
[PLAN SEC. 2.64]                 a.       [X] hour count method ... [complete as necessary]

     [COMPLETE ONLY IF A                      1.     An Employee must complete at least 1000 [1,000 or less] Hours of
     VESTING SCHEDULE APPLIES                        Service during a vesting computation period for it to count as a
     WITH RESPECT TO THE                             year of Service.
     EMPLOYER REGULAR MATCHING
     OR REGULAR PROFIT SHARING                2.     The vesting computation period is the ... [check one of a. through c.,
     COMPONENT]                                      and check d. if it applies]:

                                                     a.     [X] Plan Year.
                                                     b.     [ ] twelve-consecutive-month period ending each ____ [month day].
                                                     c.     [ ] twelve-consecutive-month period beginning on the Service
                                                                Commencement Date and each anniversary of the Service
                                                                Commencement Date.

                                                     [check d. if the vesting computation period has been amended]

                                                     d.     [ ] The vesting computation period has been amended. The
                                                                last vesting computation period before the amendment ended
                                                                ____ [month day, year], the special vesting computation
                                                                period resulting from the amendment began ____ [month day, year] and ended ____ [month day, year], and the vesting
                                                                computation period after the amendment is specified above
                                                                beginning ____ [month day, year]. [NOTE:  THE SPECIAL
                                                                VESTING COMPUTATION PERIOD MUST BE TWELVE MONTHS IN LENGTH.]

                                              3.     A Break in Service will occur if the Employee has 500 [500 or less] or fewer Hours of Service during a vesting computation period.

                                              4.     The hour count method applies to ... [check one]:

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
                                                     a.     [ ] all Participants.
                                                     b.     [ ] Participants who are ... [check each that applies]:

                                                            1.     [ ] classified as "full-time"
                                                            2.     [ ] classified as "part-time"
                                                            3.     [ ] classified as "temporary" or "seasonal"
                                                            4.     [ ] paid on an hourly-wage basis
                                                            5.     [ ] paid on a salaried basis
                                                            6.     [ ] employed with the following Participating Employers
                                                                       [specify]: ____,

                                                            ... and the elapsed time method applies to all other
                                                            Participants, with Service calculated based on completed years of Service (disregarding fractional years).

                                 b.       [ ] elapsed time method, with Service for vesting purposes being calculated at
                                              Termination of Service based on ... [check one]:

                                              1.     [ ] completed years of Service (disregarding fractional years).
                                              2.     [ ] completed and fractional years of Service, with fractional years calculated based on completed ... [check one]:

                                                         a.     [ ] days (365 completed days equals one year).
                                                         b.     [ ] months (12 completed months equals one year).

BREAK IN SERVICE RULES FOR       D.11.    Service prior to a Break in Service of one year or more ... [check one]:
ELIGIBILITY AND VESTING:
[PLAN SECS. 2.8, 3.3 AND         a.       [X] will be taken into account for eligibility and vesting purposes
10.2(m)]                                      immediately upon a subsequent return to employment under all Components
                                              (unless disregarded under D.12.).
                                 b.       [ ] will not be taken into account for eligibility or vesting purposes under the ... [check each that applies]:

                                              1.     [ ] Employer Regular Matching Component
                                              2.     [ ] Employer Regular Profit Sharing Component

                                              ... until the Employee completes one year of Service after the Break in
                                              Service (in which case Service will be retroactively restored to the
                                              Employee). However, such Service will be taken into account immediately upon a subsequent return to employment under each other Component
                                              (unless otherwise disregarded under D.12). [NOTE: USE OF THIS OPTION b.
                                              MAY REQUIRE THAT RETROACTIVE EMPLOYER REGULAR MATCHING OR REGULAR PROFIT
                                              SHARING CONTRIBUTIONS BE MADE ON BEHALF OF THE PARTICIPANT.]

                                 D.12.    In the case of a Participant who had no vested interest in his/her Account prior to a period of five or more consecutive one-year Breaks in Service (other than a vested interest in an Employee After-Tax, Deductible, Forfeiture
                                          Restoration or Rollover Contribution Account), Service prior to such period ...
                                          [check one]:

                                 a.       [X] will not
                                 b.       [ ] will

                                          ... be taken into account for eligibility or vesting purposes after a subsequent return to employment. [NOTE: IN ALL OTHER CASES AND FOR ALL PARTICIPANTS WITH A
                                          VESTED INTEREST IN THEIR ACCOUNTS, SERVICE PRIOR TO A BREAK IN SERVICE WILL BE
                                          COUNTED AFTER A SUBSEQUENT RETURN TO EMPLOYMENT (SUBJECT TO ANY RESTRICTIONS
                                          SPECIFIED IN D.11).]

PREDECESSOR EMPLOYER CREDIT:     D.13.    Employment with the following Predecessor Employer(s) which did not maintain
[PLAN SECS. 2.59 AND 2.64(c)]             the Plan ... [complete as appropriate]: [NOTE: CODE SECTION 414(a) REQUIRES THAT
                                          SERVICE WITH A PREDECESSOR EMPLOYER BE TAKEN INTO ACCOUNT IF A PLAN OF THE
                                          PREDECESSOR EMPLOYER IS MAINTAINED BY A CONTROLLED GROUP MEMBER. THE SERVICE
                                          CREDIT UNDER THIS D.13. IS IN ADDITION TO THAT REQUIRED UNDER CODE SECTION
                                          414(a).] [NOTE: IF THERE IS MORE THAN ONE PREDECESSOR EMPLOYER, ATTACH THE
                                          PREDECESSOR EMPLOYER ADDENDUM.]

                                          Name: Range Energy Ventures Corporation.

                                          Employer Identification Number: 76-0520793.

                                          ... counts as Service for ... [check each that applies]:

                                              1.     [X] eligibility purposes, with Service with the Predecessor Employer calculated based on ... [check one]:

                                                         a.     [X] Hours of Service from ... [check one]:

                                                                    1.     [X] last date of hire.
                                                                    2.     [ ] original date of hire.
                                                                    3.     [ ] other [specify]: ____.

                                                         b.     [ ] elapsed time from ... [check one]:

                                                                    1.     [ ] last date of hire.
                                                                    2.     [ ] original date of hire.
                                                                    3.     [ ] other [specify]: ____.

                                              2.     [X] vesting purposes, with Service with the Predecessor Employer calculated based on ... [check one]:

                                                         a.     [X] Hours of Service from ... [check one]:

                                                                    1.     [X] last date of hire.
                                                                    2.     [ ] original date of hire.
                                                                    3.     [ ] other [specify]: ____.

                                                         b.     [ ] elapsed time from ... [check one]:

                                                                    1.     [ ] last date of hire.
                                                                    2.     [ ] original date of hire.
                                                                    3.     [ ] other [specify]: ____.

                                                         However, prior service credit for vesting purposes will be limited to ____ years. [complete if desired.]

                                              3.     [X] determining whether the Participant is entitled to share in the
                                                         Employer Regular Matching or Regular Profit Sharing Contribution.
                                                         For such Participant, the compensation paid by the Predecessor
                                                         Employer ... [check one]:

                                                         a.     [X] is not
                                                         b.     [ ] is

                                                     ... counted as Plan Compensation for purposes of determining or allocating the Employer Regular Matching or Regular Profit Sharing
                                                     Contribution for the first year of participation under this Plan.

WAIVER OF ENTRY REQUIREMENTS:    D.14.    An Employee in Covered Employment ... [check one]:
[PLAN SEC. 3.1(f)]

                                 a.       [X] must always satisfy the age and/or service requirements to become an Active
                                              Participant.
                                 b.       [ ] will become an Active Participant on the ... [check one]:

                                              1.     [ ] Original Effective Date
                                              2.     [ ] following date: ____ [month day, year]

                                              ... even if he/she has not satisfied the ... [check each that applies]:

                                              3.     [ ] age
                                              4.     [ ] service

                                              ... requirement for participation in the Component.

                                              This age and/or service waiver applies with respect to ... [check 5., or check each of 6. through 8. that applies]:

                                              5.     [ ] all Components.
                                              6.     [ ] the Employee Pre-Tax Component (and those Components with eligibility and entry tied to such Component).
                                              7.     [ ] the Employer Regular Matching Component.
                                              8.     [ ] the Employer Regular Profit Sharing Component.

                                          [NOTE: THE WAIVER ALSO APPLIES WITH RESPECT TO THE EMPLOYEE
                                          AFTER-TAX COMPONENT, IF ANY, IF ELIGIBILITY AND ENTRY IS TIED TO
                                          THAT COMPONENT UNDER G.2.]

ELECTION NOT TO PARTICIPATE:     D.15.    May an Employee elect not to participate in the Plan? [check one]:
[PLAN SEC. 3.5]

                                 a.       [X] No. [Skip to Section E.]
                                 b.       [ ] Yes ... [check one]: [NOTE: THIS OPTION MAY RESULT IN FAILURE TO SATISFY
                                              THE COVERAGE REQUIREMENTS OF CODE SECTION 410(b) UNLESS IT IS LIMITED TO
                                              HIGHLY COMPENSATED EMPLOYEES.]

                                              1.     [ ] if he/she has a religious objection to participation in the
                                                         Plan.
                                              2.     [ ] for any reason ... [check if applicable]:

                                                         a.     [ ] but only if he/she is a Highly Compensated Employee.

E. PLAN COMPENSATION

[NOTE: PLAN COMPENSATION WILL BE USED FOR NONDISCRIMINATION TESTING UNLESS THE PLAN ADMINISTRATOR EXPRESSLY DIRECTS THAT A DIFFERENT DEFINITION OF COMPENSATION BE USED FOR SUCH TESTING FOR A PARTICULAR PLAN YEAR. TESTING COMPENSATION MAY BE USED TO DETERMINE AN EMPLOYER QUALIFIED PROFIT SHARING CONTRIBUTION IF SO ELECTED IN K.5. NOTWITHSTANDING THE ELECTIONS IN THIS ITEM E.]

PLAN COMPENSATION:               E.1.     Plan Compensation means ... [check one]:
[PLAN SEC. 2.56]

                                 a.       [ ] earnings required to be reported in the Wages, Tips and Other Compensation box of Form W-2.
                                 b.       [X] earnings for purposes of Code Section 415(c)(3).
                                 c.       [ ] earnings for purposes of federal income tax withholding.

                                          [NOTE: UNLESS SPECIFICALLY EXCLUDED BELOW, PLAN COMPENSATION INCLUDES EMPLOYEE
                                          PRE-TAX CONTRIBUTIONS, OTHER ELECTIVE DEFERRALS AND AMOUNTS THAT ARE EXCLUDED
                                          FROM INCOME UNDER CODE SECTION 125.]

                                 E.2.     Plan Compensation does not include ... [check each that applies]:

                                          With respect to   With respect to
                                            the Employer      the Employer
                                            Safe-Harbor,      Safe-Harbor,
                                            Regular or        Regular or
                                             Qualified        Qualified*
                                             Matching       Profit Sharing
                                             Component        Component
                                             ---------        ----------

                                 a.             [ ]               [ ]        Employee Pre-Tax Contributions and other
                                                                             Elective Deferrals.
                                 b.             [ ]               [ ]        amounts that are excluded from income
                                                                             under Code Section 125 (cafeteria plan).
                                 c.             [ ]               [ ]        reimbursements or other expense
                                                                             allowances, fringe benefits (cash and
                                                                             non-cash), moving expenses, deferred
                                                                             compensation and welfare benefits.

                                          *   EXCEPT AS OTHERWISE ELECTED IN K.5. WITH RESPECT TO THE EMPLOYER QUALIFIED
                                              PROFIT SHARING COMPONENT.

                                          [NOTE: THE FOLLOWING EXCLUSIONS (d. THROUGH k.) DO NOT APPLY FOR PURPOSES OF THE
                                          EMPLOYER SAFE-HARBOR MATCHING OR SAFE-HARBOR PROFIT SHARING COMPONENT.[NOTE:
                                          EXCLUDING ANY OF THE FOLLOWING ITEMS WILL REQUIRE THE DEFINITION OF PLAN
                                          COMPENSATION TO BE TESTED FOR DISCRIMINATION UNDER CODE SECTION 414(s).]

                                 d.             [ ]               [ ]        amounts in excess of $___.  [NOTE:  THE
                                                                             AMOUNT THAT MAY BE TAKEN INTO ACCOUNT FOR
                                                                             A PLAN YEAR IS ALREADY LIMITED UNDER CODE
                                                                             SECTION 401(a)(17).  INCLUDE AN AMOUNT HERE
                                                                             ONLY IF A LIMIT LESS THAN THE OTHERWISE
                                                                             APPLICABLE LIMIT IS INTENDED.]
                                 e.             [X]               [X]        severance pay paid at or prior to Termination
                                                                             of Service. [NOTE: SEVERANCE PAY OR OTHER
                                                                             AMOUNTS PAID AFTER TERMINATION OF SERVICE ARE
                                                                             AUTOMATICALLY EXCLUDED.]
                                 f.             [X]               [X]        bonuses.
                                 g.             [ ]               [ ]        commissions.
                                 h.             [ ]               [ ]        overtime. [NOTE: EXCLUDING OVERTIME PAYMENTS
                                                                             WITH RESPECT TO CERTAIN CONTRIBUTION TYPES MAY
                                                                             RAISE ISSUES UNDER FEDERAL AND/OR STATE WAGE
                                                                             AND HOUR LAWS.]
                                 i.             [ ]               [ ]        amounts paid in any form other than cash.
                                 j.             [X]               [X]        amounts contributed under the following
                                                                             incentive, bonus or equity plan(s)
                                                                             [specify]:  stock bonus; moving allowance,
                                                                             stock purchase plan, ISO Exercise, Note
                                                                             Receivable, Deferred Stock Bonus.

                                          [NOTE: AMOUNTS PAID AFTER AN EMPLOYEE CEASES TO BE AN ACTIVE PARTICIPANT IN ANY
                                          COMPONENT ARE AUTOMATICALLY EXCLUDED FROM PLAN COMPENSATION FOR THAT COMPONENT.]

PLAN COMPENSATION FOR THE PLAN      E.3.   Plan Compensation for the Plan Year means the Plan Compensation paid within the Plan
YEAR:                                      Year ... [check if applicable]:
[PLAN SEC. 2.57]
                                    a.     [ ]  except for purposes of the ... [check each that applies]:

        [COMPLETE ONLY IF THE                   1.     [ ] Employer Regular Matching Component,
        PLAN INCLUDES AN EMPLOYER               2.     [ ] Employer Regular Profit Sharing Component,
        REGULAR MATCHING OR
        REGULAR PROFIT SHARING
        COMPONENT]                              ... where Plan Compensation for the Plan Year means Plan Compensation paid within the twelve-consecutive-month period that ends each _______ [month day] within the
                                                Plan Year.

                                                In the case of a Participant hired during such twelve-consecutive-month period, Plan
                                                Compensation for the Plan Year means Plan Compensation paid within ... [check one]:

                                                3.     [ ] such twelve-consecutive-month period.
                                                4.     [ ] the Plan Year.

                                    E.4.   Plan Compensation for the Plan Year does not include amounts paid prior to the Entry
                                           Date ... [check if applicable]:

                                    a.     [X] except for purposes of the ... [check one or both of 1. and 2., or check 3.]

                                                1.   [ ] Employer Regular Matching Component,
                                                2.   [ ] Employer Regular Profit Sharing Component,
                                                3.   [X] Employer Contribution Components (Employer Safe-Harbor, Regular and
                                                         Qualified Matching Components, and Employer Safe-Harbor, Regular and
                                                         Qualified Profit Sharing Components, as applicable)

                                                ...  where Plan Compensation for the Plan Year includes amounts paid during the determination period in E.3., but prior to the Entry Date.

IMPUTED EARNINGS WHILE              E.5.   Plan Compensation ... [check one]:
DISABLED:
[PLAN SEC. 2.56(e)]                 a.     [X] will not
                                    b.     [ ] will

                                           ... be imputed to a Participant during periods of total disability (as defined in
     [COMPLETE ONLY IF THE                 Code Section 22(e)(3)) for purposes of determining or allocating Employer Regular Profit
     PLAN INCLUDES AN EMPLOYER             Sharing Contributions.
     REGULAR PROFIT SHARING
     COMPONENT]

F.   EMPLOYEE PRE-TAX COMPONENT

EMPLOYEE PRE-TAX CONTRIBUTIONS:     F.1.   Employee Pre-Tax Contributions ... [check one]:
[PLAN SEC. 4.1]

                                    a.     [ ] will not [Skip to Section G.]
                                    b.     [X] will

                                           ... be allowed under the Plan.

AGE AND SERVICE REQUIREMENTS:       F.2.   For an Employee to participate in the Employee Pre-Tax Component, he/she must have
[PLAN SEC. 3.1(a)]                         attained age ... [check one]:

                                    a.     [X] 18 [21 or less].
                                    b.     [ ] N/A - there is no age requirement.

                                    F.3.   For an Employee to participate in the Employee Pre-Tax Component, he/she must have completed ... [check one]:

                                    a.     [ ] one year of Service (determined under D.9.).
                                    b.     [ ] ______ [12 or less] months of Service determined using the elapsed time method
                                               (irrespective of the election in D.9.).
                                    c.     [X] N/A - there is no service requirement.

ENTRY:                              F.4.   An Employee in Covered Employment will become an Active Participant in the
[PLAN SECS. 2.27 AND 3.1(a)]               Employee Pre-Tax Component on the Entry Date that coincides with or next follows the date he/she satisfies the age and service requirements for such Component.

                                    F.5.   The Entry Dates for the Employee Pre-Tax Component are the ... [check one]:

                                    a.     [ ] first day of each Plan Year and the first day of the seventh month of each Plan Year.
                                    b.     [ ] first day of each quarter of each Plan Year.
                                    c.     [ ] first day of each month.
                                    d.     [ ] first day of each payroll period.
                                    e.     [X] day on which the age and service requirements are satisfied.
                                    f.     [ ] first day of each Plan Year. [NOTE: THIS OPTION IS PERMITTED ONLY IF (i) THERE IS NO
                                               AGE REQUIREMENT OR THE AGE REQUIREMENT SPECIFIED IN F.2.a. DOES NOT EXCEED 20 1/2,
                                               AND (ii) THERE IS NO SERVICE REQUIREMENT OR THE SERVICE REQUIREMENT SPECIFIED IN
                                               F.3.b. OR c. DOES NOT EXCEED 6 MONTHS.]
                                    g.     [ ] other [specify]: ____. [NOTE: THE ENTRY DATES SPECIFIED MUST BE AT LEAST AS FAVORABLE
                                               AS ONE OF THE CHOICES IN a. - f.]

PAY REDUCTION CONTRIBUTIONS         F.6.   Employee Pre-Tax Contributions are permitted by means of pay reduction in any whole ...
- MINIMUMS/MAXIMUMS:                       [check one or both of a. and b., and check c. if it applies]:
[PLAN SEC. 4.1(a)]
                                    a.     [X] percentage, subject to the following minimum and maximum per payroll period ...
                                               [check each of 1. and 2. that applies, or check 3.]:

                                               1.     [X] Minimum: 1% of Plan Compensation.
                                               2.     [X] Maximum [complete]:

                                                          a.     50% of Plan Compensation with respect to any Non-Highly
                                                                 Compensated Employee, and
                                                          b.     50% [not to exceed the percentage in a.] of Plan Compensation with respect to any Highly Compensated Employee.

                                               3.     [ ] such minimum and maximum as the Lead Employer may specify in written action taken prior to the first day of the Plan Year.

                                    b.     [ ] dollar amount, subject to the following minimum and maximum per payroll period ...
                                               [check each of 1. and 2. that applies, or check 3.]:

                                               1.     [ ] Minimum ... [check one]:

                                                          a.     [ ] $_____.
                                                          b.     [ ] ______% of Plan Compensation.

                                               2.     [ ] Maximum: $ ______.
                                               3.     [ ] such minimum and maximum as the Lead Employer may specify in written action taken prior to the first day of the Plan Year.

                                           [check c. only if an annual maximum is desired that is less than the limit under
                                           Code Section 402(g)].

                                    c.     [ ] provided that the aggregate Employee Pre-Tax Contributions of a Participant for the
                                               Plan Year may not exceed ... [check one]:

                                               1.     [ ] $ _______.
                                               2.     [ ] _________% of Plan Compensation for the Plan Year.

                                               3.     [ ] the lesser of $_____ or _____% of Plan Compensation for the Plan Year.
                                               4.     [ ] such maximum as the Lead Employer may specify in written action taken prior to the first day of the Plan Year.

                                           [NOTE: EMPLOYEE PRE-TAX CONTRIBUTIONS ARE LIMITED BY CODE SECTION 402(g).]

                                           [NOTE: IF THE PLAN PROVIDES FOR EMPLOYER SAFE-HARBOR MATCHING CONTRIBUTIONS, THE MAXIMUM
                                           UNDER a., b. AND c., ABOVE, FOR A NON-HIGHLY COMPENSATED EMPLOYEE MUST BE AT LEAST
                                           SUFFICIENT TO ALLOW THE PARTICIPANT TO RECEIVE THE MAXIMUM EMPLOYER SAFE-HARBOR MATCHING
                                           CONTRIBUTION.]

Catch-Up Election                   F.7.   If a Participant has contributed less than the maximum amount for prior payroll periods within the Plan Year, he/she ... [check one]:

                                    a.     [X] may not
                                    b.     [ ] may ... [check one]:

                                               1.     [ ] at any time
                                               2.     [ ] at any time during the final month of the Plan Year
                                               3.     [ ] at any time during the final quarter of the Plan Year
                                               4.     [ ] at any time during the Plan Year in which the Employee Pre-Tax Component becomes effective (but not later Plan Years)

                                           ... increase his/her pay reductions above the maximum in subsequent payroll periods to account for no prior pay reductions, or pay reductions at less than the maximum. [NOTE:
                                           IN SUCH CASE, THE TOTAL PAY REDUCTIONS FOR THE PLAN YEAR MAY NOT EXCEED THE MAXIMUM(S)
                                           SPECIFIED ABOVE APPLIED BY REFERENCE TO PLAN COMPENSATION FOR THE PLAN YEAR.]

Automatic Enrollment                F.8.   Upon initial entry into the Employee Pre-Tax Component, a Participant will be deemed to have elected a pay reduction of ... [check one]: [NOTE: SOME STATE LAWS MAY PROHIBIT OR
                                           LIMIT AUTOMATIC ENROLLMENTS.]

                                    a.     [X] N/A - the automatic enrollment provision does not apply.
                                    b.     [ ] ____% [5% or less] of Plan Compensation per payroll period unless he/she affirmatively elects a different percentage or amount or elects not to receive
                                               Employee Pre-Tax Contributions.

                                               Special Effective Date [complete if desired]:
                                               This provision will be effective as of _______ [month day, year] with respect to individuals who become ... [check one of 1. or 2., and check 3. if it applies]

                                               1.     [ ] Employees
                                               2.     [ ] Active Participants in the Employee Pre-Tax Component

                                               ... on or after that date....

                                               3.     [ ] This provision will also apply effective as of that date to each then current Active Participant in the Employee Pre-Tax Component who ...
                                                          [check one]:

                                                          a.     [ ] does not then have a pay reduction agreement in effect ...
                                                                     [check if applicable]:

                                                                     1.     [ ] and who has not revoked such an agreement in the
                                                                                last ______ [specify number] months.

                                                          b.     [ ] does not then have a pay reduction agreement in effect, or who has a pay reduction agreement in effect of less than the
                                                                     automatic enrollment percentage above.

PAY REDUCTION AGREEMENTS:           F.9.   The initial pay reduction agreement made by a Participant may be effective as soon as
[PLAN SEC. 4.1(a)]                         administratively practicable after his/her initial Entry Date. Thereafter, if a
                                           Participant does not have a pay reduction agreement in effect (because he/she has not previously filed one, or because it has been revoked), a pay reduction agreement may be effective

                                           as soon as administratively practicable on or after ... [check one]:

                                    a.     [ ] any Entry Date.
                                    b.     [ ] the first day of any Plan Year or the first day of the seventh month of any Plan
                                               Year.
                                    c.     [ ] the first day of any Plan Year.
                                    d.     [ ] the first day of any quarter of any Plan Year.
                                    e.     [ ] the first day of any month.
                                    f.     [X] the date the election is made.

                                    F.10.  A pay reduction agreement may be modified effective as soon as administratively practicable on or after ... [check one]:

                                    a.     [ ] any Entry Date.
                                    b.     [ ] the first day of any Plan Year or the first day of the seventh month of any Plan
                                               Year.
                                    c.     [ ] the first day of any Plan Year.
                                    d.     [ ] the first day of any quarter of any Plan Year.
                                    e.     [ ] the first day of any month.
                                    f.     [X] the date the election is made.

                                    F.11.  A pay reduction agreement may be revoked effective as soon as administratively practicable on or after ... [check one]:

                                    a.     [ ] any Entry Date.
                                    b.     [ ] the first day of any Plan Year or the first day of the seventh month of any Plan
                                               Year.
                                    c.     [ ] the first day of any Plan Year.
                                    d.     [ ] the first day of any quarter of any Plan Year.
                                    e.     [ ] the first day of any month.
                                    f.     [X] the date the election is made.

CASH OR DEFERRED CONTRIBUTIONS:     F.12.  A cash or deferred option is available with respect to ... [check one]: [NOTE: IF A CASH
[PLAN SEC. 4.1(c)]                         OR DEFERRED OPTION IS AVAILABLE WITH RESPECT TO AN ITEM OF COMPENSATION, A GENERAL PAY
                                           REDUCTION AGREEMENT WILL NOT APPLY TO THAT ITEM.]

                                    a.     [X] N/A - a cash or deferred option is not available. [Skip to F.15.]
                                    b.     [ ] bonuses paid during the Plan Year and designated as eligible for this option by the
                                               Lead Employer.
                                    c.     [ ] payments in lieu of a cash distribution of accrued but unused vacation time.
                                    d.     [ ] employer credits under a cafeteria plan that are otherwise made available under such plan as a cash distribution to the Participant.
                                    e.     [ ] the following incentive, bonus or equity plan(s) [specify]: _______.

                                    F.13.  The contributions made pursuant to this cash or deferred option may not exceed ... [check one]:

                                    a.     [ ] _____% of the designated payments subject to the cash or deferred option.
                                    b.     [ ] $_____ per Plan Year.

                                    F.14.  The contributions made pursuant to this cash or deferred option ... [check one]:

                                    a.     [ ] are
                                    b.     [ ] are not

                                           ... eligible for Employer Regular Matching Contributions. [NOTE: IF THE PLAN PROVIDES FOR
                                           EMPLOYER SAFE-HARBOR MATCHING CONTRIBUTIONS, THE CONTRIBUTIONS MADE PURSUANT TO THIS CASH
                                           OR DEFERRED OPTION ARE ELIGIBLE FOR SUCH EMPLOYER SAFE-HARBOR MATCHING CONTRIBUTIONS.]

IN-SERVICE WITHDRAWALS:             F.15.  Withdrawals are allowed from Employee Pre-Tax Contribution Accounts ... [check a., or
[PLAN SEC. 11.2]                           check each of b. and c. that applies]:

                                    a.     [ ] N/A - in-service withdrawals are not allowed.
                                    b.     [X] for any reason after ... [check one]:

                                               1.     [ ] Normal Retirement Age (or age 59 1/2, if later).
                                               2.     [X] age 59 1/2.
                                               3.     [ ] age _______ [60 or more].

                                    c.     [X] at any age on account of Hardship.

G.     EMPLOYEE AFTER-TAX COMPONENT

EMPLOYEE AFTER-TAX                  G.1.   Employee After-Tax Contributions ... [check one]:
CONTRIBUTIONS:
[PLAN SEC. 4.2]                     a.     [X] will not [Skip to Section H.]
                                    b.     [ ] will

                                           ...  be allowed under the Plan.

AGE AND SERVICE                     G.2.   The eligibility and entry requirements for the Employee After-Tax Component are the same
REQUIREMENTS/ENTRY:                        as for the ... [check one]:
[PLAN SECS. 2.27 AND 3.1(a)]

                                    a.     [ ] Employee Pre-Tax Component.
                                    b.     [ ] Employer Regular Matching Component.
                                    c.     [ ] Employer Regular Profit Sharing Component.

PAYROLL WITHHOLDING                 G.3.   Employee After-Tax Contributions ... [check one]:
CONTRIBUTIONS:
[PLAN SEC. 4.2(a)]                  a.     [ ] will not be allowed by means of payroll withholding.
                                    b.     [ ] will be allowed by means of payroll withholding in any whole ... [check one or both of 1. and 2., and check 3. if it applies]:

                                               1.     [ ] percentage, subject to the following minimum and maximum per payroll period ... [check each of a. and b. that applies, or check c.]:

                                                          a.     [ ] Minimum: _______% of Plan Compensation.
                                                          b.     [ ] Maximum [complete 1., and complete 2. if it applies]:

                                                                     1.     Maximum ... [complete]:

                                                                            a.     _____% of Plan Compensation with respect to any
                                                                                   Non-Highly Compensated Employee, and
                                                                            b.     _____% [not to exceed the percentage in a.] of
                                                                                   Plan Compensation with respect to any Highly
                                                                                   Compensated Employee.

                                                                 2.     Combined Maximum [complete if desired]: The Employee Pre-Tax and After-Tax Contributions of a Participant in combination may not exceed ______% of Plan Compensation per payroll
                                                                        period (other than as a result of a catch-up election under
                                                                        F.7.).

                                                          c.     [ ] such minimum and maximum as the Lead Employer may specify in written action taken prior to the first day of the Plan Year.

                                               2.     [ ] dollar amount, subject to the following minimum and maximum per payroll period ... [check each a. and b. that applies, or check c.]:

                                                          a.     [ ] Minimum ... [check one]:

                                                                     1.     [ ] $______.
                                                                     2.     [ ] _______% of Plan Compensation.

                                                          b.     [ ] Maximum [complete 1., and complete 2. if it applies]:

                                                                     1.     Maximum: $____.

                                                                     2.     Combined Maximum [complete if desired]: The Employee
                                                                            Pre-Tax and After-Tax Contributions of a Participant in
                                                                            combination may not exceed $____ per payroll period
                                                                            (other than as a result of a catch-up election under
                                                                            F.7.).

                                                          c.     [ ] such minimum and maximum as the Lead Employer may specify in written action taken prior to the first day of the Plan Year.

                                                      [check 3. only if an annual maximum is desired]

                                               3.     [ ] provided that the aggregate Employee After-Tax Contributions of a
                                                          Participant for the Plan Year may not exceed ... [check one]:

                                                          a.     [ ] $____.
                                                          b.     [ ] _____% of Plan Compensation for the Plan Year.
                                                          c.     [ ] the lesser of $____ or ____% of Plan Compensation for the
                                                                     Plan Year.
                                                          d.     [ ] such maximum as the Lead Employer may specify in written action taken prior to the first day of the Plan Year.


DIRECT CONTRIBUTIONS:               G.4.   Employee After-Tax Contributions ... [check one]:
[PLAN SEC. 4.2(c)]

                                    a.     [ ] will not be allowed by means other than payroll withholding.
                                    b.     [ ] will be allowed by such means (other than payroll withholding) as may be prescribed from time to time by the Lead Employer (e.g., personal checks) .... [check if applicable]:

                                               1.     [ ] The maximum amount of the Employee After-Tax Contributions allowed in any
                                                          Plan Year (including by payroll withholding, if allowed) is ... [check one]:

                                                          a.     [ ] $____.
                                                          b.     [ ] _____% of Plan Compensation for the Plan Year.


REQUIRED CONTRIBUTIONS -            G.5.   An Active Participant will be required to make Employee After-Tax Contributions equal
THRIFT PLAN:                               to ... [check one]:
[PLAN SEC. 4.2(b)]

                                    a.     [ ] N/A - such contributions will not be required.
                                    b.     [ ] ______% of Plan Compensation per payroll period.
                                    c.     [ ] the percentage, not less than ____%, of Plan Compensation per payroll period that is selected by the Participant upon his/her enrollment in the Employee After-Tax
                                               Component.


IN-SERVICE WITHDRAWALS:             G.6.   Withdrawals are allowed from Employee After-Tax Contribution Accounts ... [check one]:
[PLAN SEC. 11.2]

                                    a.     [ ] N/A - in-service withdrawals are not allowed.
                                    b.     [ ] for any reason and at any time .... [check if applicable]:

                                               1.     [ ] Employee After-Tax Contributions will be suspended for ____ [not more than 12] months after such a withdrawal.

                                    c.     [ ] for any reason after ... [check one]:

                                               1      [ ] Normal Retirement Age.
                                               2.     [ ] age 59 1/2.
                                               3.     [ ] age ____.

H.   EMPLOYER SAFE-HARBOR COMPONENT

EMPLOYER SAFE-HARBOR                H.1.   This Plan ... [check one]:
CONTRIBUTIONS:
[PLAN SECS. 5.1 AND 6.1]            a.     [X] is not intended to be a Safe-Harbor Plan. [Skip to Section I.]
                                    b.     [ ] is intended to be a Safe-Harbor Plan, and safe-harbor contributions will be made under ... [check one]:

                                               1.     [ ] this Plan.
                                               2.     [ ] the following defined contribution plan [specify]: . [Skip to Section I.]
                                                          [NOTE: THE OTHER PLAN MUST HAVE THE SAME PLAN YEAR AS THIS PLAN.]

                                               [NOTE: EMPLOYEE AFTER-TAX CONTRIBUTIONS (IF ANY) WILL REMAIN SUBJECT TO THE ACTUAL
                                               CONTRIBUTION PERCENTAGE TEST OF CODE SECTION 401(m) REGARDLESS OF WHETHER THIS PLAN
                                               IS A SAFE-HARBOR PLAN. FURTHER, EMPLOYER SAFE-HARBOR AND REGULAR MATCHING
                                               CONTRIBUTIONS WILL REMAIN SUBJECT TO THE ACTUAL CONTRIBUTION PERCENTAGE TEST OF
                                               CODE SECTION 401(m) IF ANY SUCH CONTRIBUTION IS MADE BASED ON EMPLOYEE PRE-TAX
                                               AND/OR AFTER-TAX CONTRIBUTIONS IN EXCESS OF 6% OF PLAN COMPENSATION OR THE PLAN
                                               OTHERWISE FAILS TO SATISFY THE REQUIREMENTS OF CODE SECTION 401(m)(11)(B).]

                                               Special Effective Date [complete if applicable]:
                                               The designation as a Safe-Harbor Plan is effective as of ____[month day, year] [no earlier than the first day of the first Plan Year beginning on or after January 1,
                                               1999]. [NOTE: A DESIGNATION AS A SAFE-HARBOR PLAN CAN BE EFFECTIVE ONLY AS OF THE
                                               FIRST DAY OF A PLAN YEAR (INCLUDING A SHORT FIRST PLAN YEAR) OR AS OF THE DATE ON
                                               WHICH THE EMPLOYEE PRE-TAX COMPONENT IS FIRST EFFECTIVE UNDER THE PLAN. THE
                                               ADOPTION AGREEMENT ADDING AN EMPLOYER SAFE-HARBOR MATCHING COMPONENT TO THIS PLAN
                                               MUST BE EXECUTED BEFORE THE COMPONENT BECOMES EFFECTIVE. THE ADOPTION AGREEMENT
                                               ADDING AN EMPLOYER SAFE-HARBOR PROFIT SHARING COMPONENT TO THIS PLAN MUST BE
                                               EXECUTED AT LEAST 30 DAYS BEFORE THE END OF THE PLAN YEAR IN WHICH THE COMPONENT
                                               BECOMES EFFECTIVE.]


AGE AND SERVICE REQUIREMENTS:       H.2.   For an Employee to participate in the Employer Safe-Harbor Matching or Safe-Harbor Profit
[PLAN SEC. 3.1(a)]                         Sharing Component, he/she must have ... [check one]:

                                    a.     [ ] attained age 21 and completed one year of Service (determined under D.9.). [NOTE: IF
                                               THIS OPTION IS ELECTED, THE PORTION OF THE EMPLOYEE PRE-TAX COMPONENT COVERING
                                               PARTICIPANTS WHO HAVE NOT SATISFIED THESE AGE AND SERVICE REQUIREMENTS MUST BE
                                               DISAGGREGATED, AND MUST SEPARATELY SATISFY CODE SECTION 410(b) AND THE AVERAGE
                                               DEFERRAL PERCENTAGE TEST OF CODE SECTION 401(k).] [NOTE: IF THIS OPTION IS ELECTED,
                                               THE ENTRY DATES FOR THE EMPLOYER SAFE-HARBOR MATCHING OR SAFE-HARBOR PROFIT SHARING
                                               COMPONENT ARE THE FIRST DAY OF THE PLAN YEAR AND THE FIRST DAY OF THE SEVENTH MONTH
                                               OF THE PLAN YEAR.]

                                    b.     [ ] satisfied the same age and service requirements as for the Employee Pre-Tax
                                               Component.


EMPLOYER SAFE-HARBOR                H.3.   The Employer Safe-Harbor Contribution will be an ... [check one]:
CONTRIBUTIONS:
[PLAN SEC. 5.1]                     a.     [ ] Employer Safe-Harbor Matching Contribution made in accordance with ... [check
                                               1.     or     2.,     and     complete     3. and 4.]:

                                               1.     [ ] the following schedule ... [complete schedule]:
         Basic Matching
         Formula

          THE EMPLOYER                                OF MATCH
      SAFE-HARBOR MATCHING                            ELIGIBLE
      CONTRIBUTION WILL BE:                         CONTRIBUTIONS*:
      ---------------------                         ---------------
                A                                          B
-------------------------------------------------------------------
1       100%                        of the first:           3%

2        ___% [50% or more, but     of the next:            2%
              not more than 1A%]

3       ___% [not more than 2A%]    of the next:            1%

        [NOTE: IF THE FOLLOWING ARE USED, THE PLAN WILL SATISFY
        THE 401(k) SAFE-HARBOR BUT NOT THE 401(m) SAFE-HARBOR.]

4       ___% [not more than 3A%]    of the next:          ___%

5       ___% [not more than 4A%]    of the next:          ___%

6       ___% [not more than 5A%]    of the next:          ___%

          *OF MATCH ELIGIBLE CONTRIBUTIONS (EXPRESSED AS A
          PERCENTAGE OF PLAN COMPENSATION) FOR PAYROLL PERIODS
          ENDING WITHIN THE MATCHING CONTRIBUTION PERIOD.

          [NOTE: TO SATISFY THE MINIMUM REQUIREMENTS FOR AN
          EMPLOYER SAFE-HARBOR MATCHING CONTRIBUTION, 2.A. MUST BE
          COMPLETED.]

                                               2.     [ ] the following schedule ... [complete schedule]:
         Enhanced Matching
         Formula

          THE EMPLOYER                                OF MATCH
      SAFE-HARBOR MATCHING                            ELIGIBLE
      CONTRIBUTION WILL BE:                        CONTRIBUTIONS*:
      ---------------------                        ---------------
                A                                         B
------------------------------------------------------------------
1       100%                       of the first:          4%

2       ___% [not more than 1A%]   of the next:           1%

3       ___% [not more than 2A%]   of the next:           1%

         [NOTE: IF THE FOLLOWING ARE USED, THE PLAN WILL SATISFY
         THE 401(k) SAFE-HARBOR BUT NOT THE 401(m) SAFE-HARBOR.]

4       ___% [not more than 3A%]   of the next:         ___%

5       ___% [not more than 4A%]   of the next:         ___%

6       ___% [not more than 5A%]   of the next:         ___%

          *OF MATCH ELIGIBLE CONTRIBUTIONS (EXPRESSED AS A
          PERCENTAGE OF PLAN COMPENSATION) FOR PAYROLL PERIODS
          ENDING WITHIN THE MATCHING CONTRIBUTION PERIOD.

          [NOTE: TO SATISFY THE MINIMUM REQUIREMENTS FOR AN
          EMPLOYER SAFE-HARBOR MATCHING CONTRIBUTION, NO ITEMS
          NEED TO BE COMPLETED.]

                                               3.     The Match Eligible Contributions are the Employee Pre-Tax Contributions ...
                                                      [check if applicable]:

                                                      a.      [ ] and Employee After-Tax Contributions.

                                               4.     The Matching Contribution Period is ... [check one]:

                                                      a.      [ ] each Plan Year.
                                                      b.      [ ] each payroll period.
                                                      c.      [ ] each month.
                                                      d.      [ ] each quarter of each Plan Year.

                                                      [NOTE: EMPLOYER SAFE-HARBOR MATCHING CONTRIBUTIONS WILL BE CALCULATED BASED ON
                                                      THE MATCH ELIGIBLE CONTRIBUTIONS AND PLAN COMPENSATION FOR EACH MATCHING
                                                      CONTRIBUTION PERIOD. HOWEVER, IF H.2.a. IS ELECTED, MATCH ELIGIBLE
                                                      CONTRIBUTIONS AND PLAN COMPENSATION PRIOR TO THE ENTRY DATE FOR THE EMPLOYER
                                                      SAFE-HARBOR MATCHING COMPONENT WILL BE DISREGARDED IN CALCULATING THE EMPLOYER
                                                      SAFE-HARBOR MATCHING CONTRIBUTIONS UNLESS OTHERWISE SPECIFIED IN E.4. WITH
                                                      RESPECT TO PLAN COMPENSATION.]

                                                      [NOTE: EMPLOYER SAFE-HARBOR MATCHING CONTRIBUTIONS SHOULD NOT BE DEPOSITED OR
                                                      ALLOCATED UNTIL THE END OF THE MATCHING CONTRIBUTION PERIOD.]


         Profit Sharing             b.     [ ] Employer Safe-Harbor Profit Sharing Contribution in the amount of ____% [3% or more]
         Formula                               of the Participant's Plan Compensation for the Plan Year. [NOTE: IF THE PLAN IS
                                               TOP-HEAVY, THE CONTRIBUTION FORMULA FOR THE EMPLOYER SAFE-HARBOR PROFIT SHARING
                                               CONTRIBUTIONS WILL BE APPLIED WITH THE APPLICABLE MODIFICATIONS DESCRIBED IN PLAN
                                               SEC. 17.1(b) UNLESS AN ADDITIONAL CONTRIBUTION IS ELECTED IN Q.2.]

                                               [NOTE: IF H.2.a. IS ELECTED, PLAN COMPENSATION PRIOR TO THE ENTRY DATE FOR THE
                                               EMPLOYER SAFE-HARBOR PROFIT SHARING COMPONENT WILL BE DISREGARDED IN CALCULATING THE
                                               EMPLOYER SAFE-HARBOR PROFIT SHARING CONTRIBUTIONS UNLESS OTHERWISE SPECIFIED IN E.4.]


IN-SERVICE WITHDRAWALS:             H.4.   Withdrawals are allowed from Employer Safe-Harbor Matching and/or Safe-Harbor Profit
[PLAN SEC. 11.2]                           Sharing Contribution Accounts ... [check one]:

                                    a.     [ ] N/A - in-service withdrawals are not allowed.
                                    b.     [ ] for any reason after ... [check one]:

                                               1.     [ ] Normal Retirement Age (or age 59 1/2 if later).
                                               2.     [ ] age 59 1/2.
                                               3.     [ ] age ____[60 or more]:

                                    c.     [ ] for Hardship after age 59 1/2.

I.     EMPLOYER REGULAR MATCHING COMPONENT

EMPLOYER REGULAR MATCHING           I.1.   Employer Regular Matching Contributions ... [check one]:
CONTRIBUTIONS:
[PLAN SEC. 5.2]                     a.     [X] will not [Skip to Section J.]
                                    b.     [ ] will

                                            ... be made under the Plan.

EXCLUDED EMPLOYMENT CATEGORIES:     I.2.   Covered Employment with respect to the Employer Regular Matching Component does not
[PLAN SEC. 2.14(a)]                        include ... [check one]: [NOTE: ANY EXCLUSIONS BELOW ARE IN ADDITION TO ANY EXCLUSIONS IN
                                           D.1.]

                                    a.     [ ] N/A - there are no additional exclusions.
                                    b.     [ ] employment ... [check each that applies]:

                                               1.     [ ] as a Highly Compensated Employee.
                                               2.     [ ] as a Key Employee.
                                               3.     [ ] on prevailing wage projects covered by J.8.f.
                                               4.     [ ] other [specify]: _______ . [NOTE: Specify a group whose exclusion will not result in discrimination in favor of Highly Compensated Employees.]

AGE AND SERVICE REQUIREMENTS:       I.3.   For an Employee to participate in the Employer Regular Matching Component, he/she must
[PLAN SEC. 3.1(a)]                         have attained age ... [check one]:

                                    a.     [ ] _____ [21 or less].
                                    b.     [ ] N/A - there is no age requirement.

                                    I.4.   For an Employee to participate in the Employer Regular Matching Component, he/she must have completed ... [check one]: [NOTE: IF MORE THAN ONE YEAR OF SERVICE (12 MONTHS OF
                                           ELAPSED TIME SERVICE) IS REQUIRED FOR ELIGIBILITY, THE PLAN MUST PROVIDE FOR FULL AND
                                           IMMEDIATE VESTING OF EMPLOYER REGULAR MATCHING CONTRIBUTION ACCOUNTS.]

                                    a.     [ ] one year of Service (determined under D.9.).
                                    b.     [ ] two years of Service (determined under D.9.).
                                    c.     [ ] _____ [24 or less] months of Service determined using the elapsed time method
                                               (irrespective of the election in D.9.).
                                    d.     [ ] N/A - there is no service requirement.

ENTRY:                              I.5.   An Employee in Covered Employment will become an Active Participant in the Employer
[PLAN SECS. 2.27 AND 3.1(a)]               Regular Matching Component on the Entry Date that coincides with or next follows the date he/she satisfies the age and service requirements for such Component.

                                    I.6.   The Entry Dates for the Employer Regular Matching Component are the ... [check one]:

                                    a.     [ ] first day of each Plan Year and the first day of the seventh month of each Plan Year.
                                    b.     [ ] first day of each quarter of each Plan Year.
                                    c.     [ ] first day of each month.
                                    d.     [ ] first day of each payroll period.
                                    e.     [ ] day on which the age and service requirements are satisfied.
                                    f.     [ ] first day of each Plan Year. [NOTE: THIS OPTION IS PERMITTED ONLY IF (i) THERE IS NO
                                               AGE REQUIREMENT OR THE AGE REQUIREMENT SPECIFIED IN I.3.A. DOES NOT EXCEED 20 1/2,
                                               AND (II) THERE IS NO SERVICE REQUIREMENT OR THE SERVICE REQUIREMENT SPECIFIED IN
                                               I.4.C. OR D. DOES NOT EXCEED 6 MONTHS, OR 18 MONTHS IF FULL AND IMMEDIATE VESTING.]
                                    g.     [ ] other [specify]: _________ . [NOTE: THE ENTRY DATES SPECIFIED MUST BE AT LEAST AS
                                               FAVORABLE AS ONE OF THE CHOICES IN A. - F.]

REQUIREMENTS TO RECEIVE AN          I.7.   To receive an Employer Regular Matching Contribution for a Plan Year, a Participant must
EMPLOYER REGULAR MATCHING                  be an Active Participant in the Employer Regular Matching Component at some time during
CONTRIBUTION:                              the Plan Year ... [check one]: [NOTE: EMPLOYER REGULAR MATCHING

[PLAN SEC. 5.2(a) OR (b)]                  CONTRIBUTIONS SHOULD NOT BE MADE ON BEHALF OF ANY PARTICIPANT UNTIL HE/SHE HAS SATISFIED
                                           THE CONDITIONS IMPOSED ON THE RECEIPT OF SUCH CONTRIBUTIONS.]

                                    a.     [ ] but need not be an Employee on the last day of the Plan Year or have completed any specified number of Hours of Service.
                                    b.     [ ] and must either be an Employee on the last day of the Plan Year or must have completed at least ______ [1,000 or less] Hours of Service during the Plan Year.
                                               However, these requirements do not apply if the Participant's Termination of Service occurred during the Plan Year because he/she ... [check each that applies]:

                                               1.     [ ] died.
                                               2.     [ ] became Disabled.
                                               3.     [ ] retired after ... [check each that applies]:

                                                          a.      [ ] Normal Retirement Age.
                                                          b.      [ ] Early Retirement Age.
                                                          c.      [ ] age [specify]: _______ .

                                    c.     [ ] and must both be an Employee on the last day of the Plan Year and must have completed at least 1000 [1,000 or less] Hours of Service during the Plan Year.
                                               However, ... [check one]:

                                               1.     [ ] these requirements do not apply
                                               2.     [ ] the last day requirement does not apply

                                               ... if the Participant's Termination of Service occurred during the Plan Year because he/she ... [check each that applies]:

                                               3.     [ ] died.
                                               4.     [ ] became Disabled.
                                               5.     [ ] retired after ... [check each that applies]:

                                                          a.      [ ] Normal Retirement Age.
                                                          b.      [ ] Early Retirement Age.
                                                          c.      [ ] age [specify]: _______ .

                                    d.     [ ] and must be an Employee on the last day of the Plan Year. However, this requirement does not apply if the Participant's Termination of Service occurred during the Plan
                                               Year because he/she ... [check each that applies]:

                                               1.     [ ] died.
                                               2.     [ ] became Disabled.
                                               3.     [ ] retired after ... [check each that applies]:

                                                          a.      [ ] Normal Retirement Age.
                                                          b.      [ ] Early Retirement Age.
                                                          c.      [ ] age [specify]: ________ .

                                    e.     [ ] and must have completed at least [1,000 or less] Hours of Service during the Plan
                                               Year. However, this requirement does not apply if the Participant's Termination of
                                               Service occurred during the Plan Year because he/she ... [check each that applies]:

                                               1.     [ ] died.
                                               2.     [ ] became Disabled.
                                               3.     [ ] retired after ... [check each that applies]:

                                                          a.      [ ] Normal Retirement Age.
                                                          b.      [ ] Early Retirement Age.
                                                          c.      [ ] age [specify]: ________ .

MATCHING FORMULA:                   I.8.   Employer Regular Matching Contributions will be ... [check one]:
[PLAN SEC. 5.2(a) OR (b)]

         Fixed Contributions        a.     [ ] determined under the following schedule ... [complete schedule and the items that
         - based on                            follow]:
         Percentage of Match
         Eligible
         Contributions to
         Plan Compensation

         Optional:
         - Profits
         Contingency
         - Discretionary
           Contributions

                THE EMPLOYER REGULAR                           OF THE MATCH
                     MATCHING                                    ELIGIBLE
                CONTRIBUTION WILL BE:                         CONTRIBUTIONS*:
                --------------------                          ---------------
                        A                                            B
1             ___%                            of the first:         ___%

2             ___%     [less than 1A%]        of the next:          ___%

3             ___%     [less than 2A%]        of the next:          ___%

4             ___%     [less than 3A%]        of the next:          ___%

5             ___%     [less than 4A%]        of the next:          ___%

*OF MATCH ELIGIBLE CONTRIBUTIONS (EXPRESSED AS A PERCENTAGE OF PLAN
COMPENSATION) FOR PAYROLL PERIODS ENDING WITHIN THE MATCHING CONTRIBUTION
PERIOD.

                                               1.     The Match Eligible Contributions are the ... [check each that applies]:

                                                      a.      [ ] Employee Pre-Tax Contributions (except as provided in F.14.).
                                                      b.      [ ] Employee After-Tax Contributions. ... [check if applicable]:

                                                                  1. [ ] except that the Employer Regular Matching Contributions made on Employee After-Tax Contributions will be a
                                                                         discretionary amount determined by the Lead Employer.
                                                                         [NOTE: THE LEAD EMPLOYER MAY SPECIFY IN A WRITTEN ACTION
                                                                         TAKEN PRIOR TO THE FIRST DAY OF THE PLAN YEAR THAT THE
                                                                         EMPLOYER REGULAR MATCHING CONTRIBUTIONS WILL BE MADE ON
                                                                         EMPLOYEE AFTER-TAX CONTRIBUTIONS IN ACCORDANCE WITH A
                                                                         SCHEDULE THAT CONFORMS WITH A SCHEDULE IN A., B. OR C.
                                                                         OTHERWISE, THE EMPLOYER REGULAR MATCHING CONTRIBUTIONS MADE
                                                                         FOR A PLAN YEAR ON EMPLOYEE AFTER-TAX CONTRIBUTIONS WILL BE
                                                                         ALLOCATED IN PROPORTION OF THE EMPLOYEE AFTER-TAX
                                                                         CONTRIBUTIONS FOR PAYROLL PERIODS ENDING WITHIN THE PLAN
                                                                         YEAR.]

                                               2.     The Matching Contribution Period is ... [check one]:

                                                      a.      [ ] each Plan Year.
                                                      b.      [ ] each payroll period.
                                                      c.      [ ] each month.
                                                      d.      [ ] each quarter of each Plan Year.
                                                      e.      [ ] each half of each Plan Year.
                                                      f.      [ ] other [specify]: ______ . [Note: Specify a period longer than a
                                                                  Plan Year.]

                                                      [NOTE: EMPLOYER REGULAR MATCHING CONTRIBUTIONS WILL BE CALCULATED BASED ON THE
                                                      MATCH ELIGIBLE CONTRIBUTIONS AND PLAN COMPENSATION FOR EACH MATCHING
                                                      CONTRIBUTION PERIOD -"TRUE-UP" CONTRIBUTIONS MAY BE ELECTED UNDER 3.]

                                                      [NOTE: EMPLOYER REGULAR MATCHING CONTRIBUTIONS SHOULD NOT BE DEPOSITED OR
                                                      ALLOCATED UNTIL THE END OF THE MATCHING CONTRIBUTION PERIOD.]

                                               3.     The Employer Regular Matching Contributions will be calculated separately for each Matching Contribution Period and ... [check one]:

                                                      a.      [ ] N/A - the Matching Contribution Period is the Plan Year.
                                                      b.      [ ] "true-up" contributions will not be made.
                                                      c.      [ ] then will be recalculated based on the Match Eligible
                                                                  Contributions and Plan Compensation for the Plan Year, and
                                                                  "true-up" contributions will be made accordingly, with respect to each eligible Participant described in I.7 ... [check if
                                                                  applicable]:

                                                                  1.     [ ] who is an Employee on the last day of the Plan Year.
                                                                             However, this requirement does not apply if the
                                                                             Participant's Termination of Service occurred during
                                                                             the Plan Year because he/she ... [check each that
                                                                             applies]:

                                                                             1.     [ ] died.
                                                                             2.     [ ] became Disabled.
                                                                             3.     [ ] retired after... [check each that applies]:

                                                                                        a.     [ ] Normal Retirement Age.
                                                                                        b.     [ ] Early Retirement Age.
                                                                                        c.     [ ] age [specify]: _______ .

                                               4.     The Employer Regular Matching Contribution is ... [check one]: [NOTE: IF
                                                      EMPLOYER REGULAR MATCHING CONTRIBUTIONS ARE CONTINGENT ON NET PROFITS, THE
                                                      MATCHING CONTRIBUTION PERIOD MUST BE THE PLAN YEAR AND THE CONTRIBUTIONS
                                                      SHOULD NOT BE DEPOSITED OR ALLOCATED UNTIL AFTER THE END OF THE PLAN YEAR.]

                                                      a.      [ ] not contingent on Net Profits.
                                                      b.      [ ] contingent on ... [check one]:

                                                                  1.     [ ] current (for the fiscal year ending with or within the
                                                                             Plan Year)
                                                                  2.     [ ] accumulated

                                                        ... Net Profits of the Participating Employers, determined under ...
                                                        [check one]:

                                                                  3.     [ ] GAAP [ ] before [ ] after the payment of discretionary bonuses.
                                                                  4.     [ ] other [specify]: _______ .

                                               5.     The Lead Employer may direct that an additional Employer Regular Matching
                                                      Contribution be made for a Plan Year which, if made, will be allocated in proportion to the ... [check one]:

                                                      a.      [ ] N/A - such contributions will not be made.

                                                      b.      [ ] Employer Regular Matching Contributions received under the above schedule for the Plan Year. The allocation will be made among all eligible Participants described in I.7 ... [check if applicable]:

                                                                  1.     [ ] who are Non-Highly Compensated Employees.

                                                      c.      [ ] Match Eligible Contributions of each eligible Participant that do not exceed _______ % of his/her Plan Compensation for the Plan
                                                                  Year. The allocation will be made among all eligible Participants described in I.7 ... [check if applicable]:

                                                                  1.     [ ] who are Non-Highly Compensated Employees.

Fixed Contributions     b.     [ ] determined under the following schedule ... [complete schedule and the items that follow]:
- based on Dollar
Amount of Match
Eligible
Contributions

Optional:
- Profits
Contingency
- Discretionary
  Contributions

      THE EMPLOYER REGULAR
            MATCHING                          OF THE MATCH ELIGIBLE
      CONTRIBUTION WILL BE:                       CONTRIBUTIONS*:
      --------------------                    ---------------------
                A                                             B
1    ______%                             of the first:       $ _____.

2    ______%      [less than 1A%]        of the next:        $ _____.

3    ______%      [less than 2A%]        of the next:        $ _____.

4    ______%      [less than 3A%]        of the next:        $ _____.

5    ______%      [less than 4A%]        of the next:        $ _____.

*OF MATCH ELIGIBLE CONTRIBUTIONS (EXPRESSED AS A DOLLAR AMOUNT) FOR PAYROLL
PERIODS ENDING WITHIN THE MATCHING CONTRIBUTION PERIOD.


                                   1.     The Match Eligible Contributions are the ... [check each that applies]:

                                          a.     [ ] Employee Pre-Tax Contributions (except as provided in F.14.).
                                          b.     [ ] Employee After-Tax Contributions.... [check if applicable]:

                                                     1.     [ ] except that the Employer Regular Matching Contributions made on
                                                                Employee After-Tax Contributions will be a discretionary amount determined by the Lead Employer. [NOTE: THE LEAD EMPLOYER MAY HAVE
                                                                SPECIFIED IN A WRITTEN ACTION TAKEN PRIOR TO THE FIRST DAY OF THE
                                                                PLAN YEAR THAT THE EMPLOYER REGULAR MATCHING CONTRIBUTIONS WILL BE
                                                                MADE ON EMPLOYEE AFTER-TAX CONTRIBUTIONS IN ACCORDANCE WITH A
                                                                SCHEDULE THAT CONFORMS WITH A SCHEDULE IN a., b. OR c. OTHERWISE,
                                                                THE EMPLOYER REGULAR MATCHING CONTRIBUTIONS MADE FOR A PLAN YEAR ON
                                                                EMPLOYEE AFTER-TAX CONTRIBUTIONS WILL BE ALLOCATED IN PROPORTION OF
                                                                THE EMPLOYEE AFTER-TAX CONTRIBUTIONS FOR PAYROLL PERIODS ENDING
                                                                WITHIN THE PLAN YEAR.]

                                   2.     The Matching Contribution Period is ... [check one]:

                                          a.     [ ] each Plan Year.
                                          b.     [ ] each payroll period.
                                          c.     [ ] each month.
                                          d.     [ ] each quarter of each Plan Year.
                                          e.     [ ] each half of each Plan Year.
                                          f.     [ ] other [specify]: ______. [Note: Specify a period longer than a Plan Year.]

                                          [NOTE: EMPLOYER REGULAR MATCHING CONTRIBUTIONS WILL BE CALCULATED BASED ON THE MATCHING
                                          ELIGIBLE CONTRIBUTIONS AND PLAN COMPENSATION FOR EACH MATCHING CONTRIBUTION PERIOD
                                          -"TRUE-UP" CONTRIBUTIONS MAY BE ELECTED UNDER 3.]

                                          [NOTE: EMPLOYER REGULAR MATCHING CONTRIBUTIONS SHOULD NOT BE DEPOSITED OR ALLOCATED UNTIL
                                          THE END OF THE MATCHING CONTRIBUTION PERIOD.]

                                  3.      The Employer Regular Matching Contribution will be calculated separately for each
                                          Matching Contribution Period and ... [check one]:

                                          a.     [ ] N/A - the Matching Contribution Period is the Plan Year.
                                          b.     [ ] "true-up" contributions will not be made.
                                          c.     [ ] then will be recalculated based on the Match Eligible Contributions and
                                                     Plan Compensation for the Plan Year, and "true-up" contributions will be made accordingly, with respect to each eligible Participant described in
                                                     I.7. ... [check if applicable]:

                                                     1.     [ ] who is an Employee on the last day of the Plan Year. However, this requirement does not apply if the Participant's Termination of
                                                                Service occurred during the Plan Year because he/she ... [check each that applies]:

                                                                1      [ ] died.
                                                                2.     [ ] became Disabled.
                                                                3.     [ ] retired after ... [check each that applies]:

                                                                           a.     [ ] Normal Retirement Age.
                                                                           b.     [ ] Early Retirement Age.
                                                                           c.     [ ] age [specify]:____.

                                   4.     The Employer Regular Matching Contribution is ... [check one]: [NOTE: IF EMPLOYER REGULAR
                                          MATCHING CONTRIBUTIONS ARE CONTINGENT ON NET PROFITS, THE MATCHING CONTRIBUTION PERIOD
                                          MUST BE THE PLAN YEAR AND THE CONTRIBUTIONS SHOULD NOT BE DEPOSITED OR ALLOCATED
                                          UNTIL AFTER THE END OF THE PLAN YEAR.]

                                          a.     [ ] not contingent on Net Profits.
                                          b.     [ ] contingent on ... [check one]:

                                                     1.     [ ] current (for the fiscal year ending with or within the Plan
                                                                Year)
                                                     2.     [ ] accumulated

                                                     ... Net Profits of the Participating Employers, determined under ...
                                                     [check one]:

                                                     3.     [ ] GAAP [ ] before [ ] after the payment of discretionary bonuses.
                                                     4.     [ ] other [specify]: ______.

                                   5.     The Lead Employer may direct that an additional Employer Regular Matching Contribution be made for a Plan Year which, if made, will be allocated in proportion to the ...
                                          [check one]:

                                          a.     [ ] N/A - such contributions will not be made.
                                          b.     [ ] Employer Regular Matching Contributions received under the above schedule for the Plan Year. The allocation will be made among all eligible Participants described in I.7 ... [check if applicable]:

                                                     1.     [ ] who are Non-Highly Compensated Employees.

                                          c.     [ ] Match Eligible Contributions of each eligible Participant that do not exceed
                                                     $____ for the Plan Year. The allocation will be made among all eligible
                                                     Participants described in I.7 ... [check if applicable]:

                                                     1.    [ ] who are Non-Highly Compensated Employees.

Fixed Contributions     c.     [ ] determined under the following schedule ... [complete schedule and the items that follow]:
- based on Years of                [NOTE: USE OF THIS OPTION WILL REQUIRE BENEFITS, RIGHTS AND FEATURES TESTING UNDER
Credited Service:                  CODE SECTION 401(a)(4).] [NOTE: IF THIS OPTION IS ELECTED, THE MATCHING CONTRIBUTION PERIOD
                                   IS THE PLAN YEAR AND CONTRIBUTIONS SHOULD NOT BE DEPOSITED OR ALLOCATED UNTIL AFTER THE END
                                   OF THE PLAN YEAR.]

Optional:
- Profits Contingency
- Discretionary
   Contributions

                                                     OF MATCH ELIGIBLE CONTRIBUTIONS
       THE EMPLOYER REGULAR                        FOR PARTICIPANTS WITH AT LEAST THE
             MATCHING                                     FOLLOWING NUMBER OF
      CONTRIBUTION WILL BE:                            YEARS OF CREDITED SERVICE:
      ---------------------                        ----------------------------------
                A                                         B
1    ______%                             1 yr. [NOTE: IF MORE THAN ONE YEAR OF SERVICE IS REQUIRED
                                         TO PARTICIPATE IN THE EMPLOYER REGULAR MATCHING COMPONENT,
                                         THAT SERVICE REQUIREMENT MUST BE SATISFIED TO RECEIVE A
                                         CONTRIBUTION.]

2    ______%   [more than 1A%]                        ______yrs. [more than 1B]

3    ______%   [more than 2A%]                        ______yrs. [more than 2B]

4    ______%   [more than 3A%]                        ______yrs. [more than 3B]

5    ______%   [more than 4A%]                        ______yrs. [more than 4B]

                                   1.     The Match Eligible Contributions are the ... [check each that applies]:

                                          a.     [ ] Employee Pre-Tax Contributions (except as provided in F.14.).
                                          b.     [ ] Employee After-Tax Contributions .... [check if applicable]:

                                                     1.     [ ] except that the Employer Regular Matching Contributions made on
                                                                Employee After-Tax Contributions will be a discretionary amount determined by the Lead Employer. [NOTE: THE LEAD EMPLOYER MAY
                                                                SPECIFY IN A WRITTEN ACTION TAKEN PRIOR TO THE FIRST DAY OF THE PLAN
                                                                YEAR THAT THE EMPLOYER REGULAR MATCHING CONTRIBUTIONS WILL BE MADE
                                                                ON EMPLOYEE AFTER-TAX CONTRIBUTIONS IN ACCORDANCE WITH A SCHEDULE
                                                                THAT CONFORMS WITH A SCHEDULE IN a., b. OR c. OTHERWISE, THE
                                                                EMPLOYER REGULAR MATCHING CONTRIBUTIONS MADE FOR A PLAN YEAR ON
                                                                EMPLOYEE AFTER-TAX CONTRIBUTIONS WILL BE ALLOCATED IN PROPORTION OF
                                                                THE EMPLOYEE AFTER-TAX CONTRIBUTIONS FOR PAYROLL PERIODS ENDING
                                                                WITHIN THE PLAN YEAR.]

                                   2.     The Participant's years of credited service for this purpose means ... [check one]:

                                          a.     [ ] the number of Plan Years in which the Participant had ___ [1,000 or less] or more Hours of Service.
                                          b.     [ ] the number of years of elapsed time Service of the Participant as of the last day of the Plan Year.

                                   3.     The Employer Regular Matching Contribution is ... [check one]:

                                          a.     [ ] not contingent on Net Profits.
                                          b.     [ ] contingent on ... [check one]:

                                                     1.     [ ] current (for the fiscal year ending with or within the Plan Year)
                                                     2.     [ ] accumulated

                                                     ... Net Profits of the Participating Employers, determined under ...
                                                     [check one]:

                                                     3.     [ ] GAAP [ ] before [ ] after the payment of discretionary bonuses.

                                                     4.     [ ] other [specify]: ______.

                                   4.     The Lead Employer may direct that an additional Employer Regular Matching Contribution be made for a Plan Year which, if made, will be allocated in proportion to the ...
                                          [check one]:

                                          a.     [ ] N/A - such contributions will not be made.
                                          b.     [ ] Employer Regular Matching Contributions received under the above schedule for the Plan Year. The allocation will be made among all eligible Participants described in I.7 ... [check if applicable]:

                                                     1.     [ ] who are Non-Highly Compensated Employees.

                                          c.     [ ] Match Eligible Contributions of each eligible Participant that do not exceed
                                                     ____% of his/her Plan Compensation for the Plan Year. The allocation will be made among all eligible Participants described in I.7 ... [check if applicable]:

                                                     1.     [ ] who are Non-Highly Compensated Employees.

Discretionary           d.     [ ] a discretionary amount determined by the Lead Employer.
Contributions
                                   The Lead Employer may specify in a written action taken prior to the first day of the Plan Year that Employer Regular Matching Contributions will be made for such Plan Year in accordance with a schedule that conforms with a schedule specified in a., b. or c., above. A separate schedule may apply to Employee Pre-Tax Contributions and Employee After-Tax Contributions.

                                   If such written action is not taken prior to the first day of the Plan Year, then any Employer
                                   Regular Matching Contribution made for the Plan Year on Employee Pre-Tax Contributions will be allocated ... [check one]:

                                   1.     [ ] in proportion to Employee Pre-Tax Contributions (except as provided in F.14.) for payroll periods ending within the Plan Year that do not exceed ... [check one]:

                                              a.     [ ] N/A - no limit.
                                              b.     [ ] $___.
                                              c.     [ ] ____% of Plan Compensation for the Plan Year.
                                              d.     [ ] the lesser of $_____ or _____% of Plan Compensation for the Plan Year.

                                   2.     [ ] under the following schedule ... [complete]:

                                         WILL BE ALLOCATED IN
                                        PROPORTION TO EMPLOYEE
                                        PRE-TAX CONTRIBUTIONS
             THE FOLLOWING              (EXCEPT AS PROVIDED IN
        PERCENT OF THE EMPLOYER        F.14.) THAT DO NOT EXCEED
            REGULAR MATCHING           THE FOLLOWING PERCENT OF
            CONTRIBUTION FOR             PLAN COMPENSATION FOR
             THE PLAN YEAR:                  THE PLAN YEAR:
        -----------------------        ------------------------
                A                                  B
 1           ______%                    ______%

 2           ______%                    ______%  [less than 1B%]

 3           ______%                    ______%  [less than 2B%]

           Total = 100%

[NOTE: THE STEPS IN THE ALLOCATION FORMULA PROVIDE CUMULATIVE
CONTRIBUTIONS AT LOWER DEFERRAL LEVELS.]

                                   3.     [ ] under the following schedule ... [complete]:

                                        WILL BE ALLOCATED IN
                                       PROPORTION TO EMPLOYEE
                                        PRE-TAX CONTRIBUTIONS
       THE FOLLOWING DOLLAR            (EXCEPT AS PROVIDED IN
      AMOUNT OF THE EMPLOYER          F.14.) THAT DO NOT EXCEED
         REGULAR MATCHING             THE FOLLOWING PERCENT OF
         CONTRIBUTION FOR               PLAN COMPENSATION FOR
          THE PLAN YEAR:                    THE PLAN YEAR:
      ----------------------          -------------------------
               A                                  B
1     The first:  $_____.             ______%

2     The next:   $_____.             ______%    [less than 1B%]

3       The remainder:                ______%    [less than 2B%]

[NOTE: THE STEPS IN THE ALLOCATION FORMULA PROVIDE
CUMULATIVE CONTRIBUTIONS AT LOWER DEFERRAL LEVELS.]

                                   Any Employer Regular Matching Contribution made for the Plan Year on Employee After-Tax
                                   Contributions will be allocated in proportion of Employee After-Tax Contributions for payroll periods ending within the Plan Year.

                               [NOTE: IF THE PLAN PROVIDES FOR DISCRETIONARY EMPLOYER SAFE-HARBOR MATCHING CONTRIBUTIONS, EMPLOYER
                               SAFE-HARBOR MATCHING AND REGULAR MATCHING CONTRIBUTIONS WILL REMAIN SUBJECT TO THE ACTUAL
                               CONTRIBUTION PERCENTAGE TEST OF CODE SECTION 401(m) IF DISCRETIONARY CONTRIBUTIONS MADE ON BEHALF
                               OF ANY PARTICIPANT EXCEED 4% OF HIS/HER PLAN COMPENSATION FOR THE PLAN YEAR.]

MINIMUMS AND MAXIMUMS:  I.9.   The minimum Employer Regular Matching Contribution that any Participant who has Match Eligible
[PLAN SEC. 5.2(d)]             Contributions can receive for any Plan Year is ... [check one]:

                        a.     [ ] N/A - no minimum (except as results from the matching schedule).
                        b.     [ ] $____.
                        c.     [ ] %____ of Plan Compensation for the Plan Year.

                        I.10.  The maximum Employer Regular Matching Contribution that any Participant can receive for any Plan
                               Year is ... [check one]: [NOTE: A SEPARATE MAXIMUM NEEDS TO BE SPECIFIED ONLY IF THE MATCH IS
                               DISCRETIONARY AND A MAXIMUM IS DESIRED, OR IF A MATCHING SCHEDULE APPLIES AND A MAXIMUM IS DESIRED
                               THAT IS LESS THAN THE MAXIMUM OTHERWISE RESULTING FROM THE MATCHING SCHEDULE.]

                        a.     [ ] N/A - no maximum (except as results from the matching schedule).
                        b.     [ ] $_____.
                        c.     [ ] _____% of Plan Compensation for the Plan Year.
                        d.     [ ] the lesser of $____ or _____% of Plan Compensation for the Plan Year.

VESTING SCHEDULE FOR    I.11.  A Participant's vested percentage in his/her Employer Regular Matching Contribution Account
EMPLOYER REGULAR               will be ... [check one]:
MATCHING COMPONENT:
[PLAN SEC. 10.2(e)]     a.     [ ] 100% at all times.
                        b.     [ ] determined under the following schedule ... [complete as desired]:


YEARS OF                                         VESTED
 SERVICE                                       PERCENTAGE
--------                                       ----------
    0                                         0%
    1                                        40%
    2                                        80%
    3                                       100%  [20% or more]
    4                                       100%  [40% or more]
    5                                       100%  [60% or more]
    6                                       100%  [80% or more]
7 or more                                   100%

                         c.     [ ] determined under the following schedule ... [complete as desired]:

 YEARS OF                                 VESTED
 SERVICE                                PERCENTAGE
---------                               ----------
    0                                          0%
    1                                     ______%
    2                                     ______%
    3                                     ______%
    4                                     ______%
5 or more                                    100%

                                          [NOTE: IF THE PLAN IS TOP-HEAVY, AND IF THE VESTING SCHEDULE SPECIFIED ABOVE DOES NOT
                                          SATISFY THE VESTING REQUIREMENTS APPROPRIATE FOR A TOP-HEAVY PLAN UNDER PLAN SEC. 17.2,
                                          THE VESTED PERCENTAGE OF THE PARTICIPANT WILL BE THE GREATER OF THE VESTED PERCENTAGE
                                          DETERMINED UNDER THE VESTING SCHEDULE SPECIFIED ABOVE OR THE APPLICABLE VESTING SCHEDULE
                                          SPECIFIED IN PLAN SEC. 17.2. IF THE PLAN WAS, BUT HAS CEASED TO BE TOP-HEAVY, THE
                                          APPROPRIATE VESTING SCHEDULE WILL BE DETERMINED UNDER Q.3.]

                                   I.12.  The vesting schedule specified above applies to the Employer Regular Matching
                                          Contribution Accounts ... [check one]: [NOTE: IF THE VESTING SCHEDULE IS AMENDED,
                                          SPECIAL RULES (INCLUDING A PARTICIPANT ELECTION) MAY APPLY UNDER PLAN SEC. 10.2(k).]

                                   a.     [ ] of all Participants.
                                   b.     [ ] of Participants who become ... [check one]:

                                              1.     [ ] Employees
                                              2.     [ ] Active Participants in the Employer Regular Matching Component

                                              ... on or after [month day, year] (and the vesting schedule in effect prior to such date will apply to all other Participants).

                                   c.     [ ] reflecting Employer Regular Matching Contributions made for periods on or after
                                              __ [month day, year] (and the vesting schedule in effect prior to such date will apply to all Employer Regular Matching Contributions made for periods prior to such date).


TREATMENT OF                       I.13.  A Pending Allocation Account that reflects Forfeitures from Employer Regular
FORFEITURES:                              Matching Contribution Accounts ... [check one]:
[PLAN SEC. 5.2(g)]

  [COMPLETE ONLY IF A              a.     [ ] can
  VESTING SCHEDULE                 b.     [ ] cannot
  APPLIES WITH RESPECT
  TO ANY PART OR ALL                      ... be applied to pay administrative expenses of the Plan if so directed by the Plan
  OF THE EMPLOYER                         Administrator.
  REGULAR MATCHING
  CONTRIBUTION ACCOUNT]

                                   I.14.  A Pending Allocation Account that reflects Forfeitures from Employer Regular Matching
                                          Contribution Accounts (to the extent not applied to pay administrative expenses if permitted in I.13.) will be ... [check one]:

                                   a.     [ ] applied as a credit against ... [check each that applies]:

                                          1.     [ ] Employer Safe-Harbor and/or Regular Matching Contributions
                                          2.     [ ] Employer Safe-Harbor and/or Regular Profit Sharing Contributions

                                          ... that are made under the Plan, as and when directed by the Lead Employer.

                                   b.     [ ] allocated as of the last day of the Plan Year as an additional ... [check one]:

                                          1.     [ ] Employer Regular Matching Contribution.
                                          2.     [ ] Employer Regular Profit Sharing Contribution. [NOTE: IF THE PLAN PROVIDES FOR A
                                                     FIXED CONTRIBUTION DETERMINED UNDER AN INTEGRATED FORMULA, THE ALLOCATION WILL
                                                     BE MADE IN PROPORTION TO PLAN COMPENSATION FOR THE PLAN YEAR.]

                                          The allocation will be made in the same manner as (and as part of) any variable contribution, or in proportion to any fixed contribution, under the Plan. [NOTE: IF THE
                                          PLAN PROVIDES FOR A VARIABLE CONTRIBUTION (e.g., A DISCRETIONARY CONTRIBUTION), AND A
                                          CONTRIBUTION IS NOT MADE FOR A PLAN YEAR, THE ALLOCATION WILL BE MADE IN THE SAME MANNER
                                          AS THE VARIABLE CONTRIBUTION WOULD HAVE BEEN ALLOCATED.]

                                   c.     [ ] allocated as of the last day of the Plan Year in proportion to Plan Compensation for the Plan Year. The allocation will be among all eligible Participants described in
                                              I.7.

IN-SERVICE WITHDRAWALS:            I.15.  Withdrawals are allowed from Employer Regular Matching Contribution Accounts...[check a.,
[PLAN SEC. 11.2]                          or check each of b. through d. that applies]:

                                   a.     [ ] N/A - in-service withdrawals are not allowed.
                                   b.     [ ] for any reason after...[check one]:

                                          1.     [ ] Normal Retirement Age.
                                          2.     [ ] age 59 1/2.
                                          3.     [ ] age____[check each that applies]:

                                                     a.     [ ] and completion of _____ years of ... [check one]:

                                                                1.     [ ] vesting Service.
                                                                2.     [ ] participation in the Plan. [NOTE: PARTICIPATION IS
                                                                           MEASURED ON AN ELAPSED TIME BASIS FROM THE ENTRY DATE.]

                                                     b.     [ ] but only if at the time of the withdrawal the Participant is ...
                                                                [check one]:

                                                                1.     [ ] fully vested
                                                                2.     [ ] at least ______% vested

                                                                ... in his/her Employer Regular Matching Contribution Account.

                                          4.     [ ] completion of _____ years of ... [check one]:

                                                     a.     [ ] vesting Service.
                                                     b.     [ ] participation in the Plan. [NOTE: PARTICIPATION IS MEASURED ON AN
                                                                ELAPSED TIME BASIS FROM THE ENTRY DATE.]

                                   c.     [ ] at any age on account of Hardship ... [check if applicable]:

                                              1.     [ ] but only if at the time of the withdrawal the Participant is ... [check one]:

                                          a.     [ ] fully vested
                                          b.     [ ] at least______% vested

                                          ... in his/her Employer Regular Matching Contribution Account.

                        d.     [ ] for any reason, but only if at the time of the withdrawal the Participant is fully vested in his/her Employer Regular Matching Contribution Account, and provided the withdrawal may not include amounts allocated to the Contribution Account within two years prior to the withdrawal
                                   ... [check if applicable]: [NOTE: THE CALCULATION OF THE MAXIMUM AMOUNT AVAILABLE FOR WITHDRAWAL
                                   IS SET FORTH IN PLAN SEC. 11.2(a).]

                                   1.     [ ]    unless the Participant has completed five years of participation in the Plan.
                                                 [NOTE: PARTICIPATION IS MEASURED ON AN ELAPSED TIME BASIS FROM THE ENTRY DATE.]

J.   EMPLOYER REGULAR PROFIT SHARING COMPONENT

PROFIT SHARING          J.1.   Employer Regular Profit Sharing Contributions ... [check one]:
CONTRIBUTIONS:
[PLAN SEC. 6.2]

                        a.     [X] will
                        b.     [ ] will not [Skip to Section K.]

                               ... be made under the Plan.

EXCLUDED EMPLOYMENT     J.2.   Covered Employment with respect to the Employer Regular Profit Sharing Component does not include
CATEGORIES:                    ... [check one]: [NOTE: ANY EXCLUSIONS BELOW ARE IN ADDITION TO ANY EXCLUSIONS IN D.1.]
[PLAN SEC. 2.14(a)]

                        a.     [X] N/A - there are no additional exclusions.
                        b.     [ ] employment ... [check each that applies]:

                                   1.     [ ]    as a Highly Compensated Employee.
                                   2.     [ ]    as a Key Employee.
                                   3.     [ ]    other [specify]:_______. [Note: Specify a group whose exclusion will not result in discrimination in favor of Highly Compensated Employees.]

AGE AND SERVICE         J.3.   For an Employee to participate in the Employer Regular Profit Sharing Component, he/she must have
REQUIREMENTS:                  attained age ... [check one]:
[PLAN SEC. 3.1(a)]

                        a.     [X] 18 [21 or less].
                        b.     [ ] N/A - there is no age requirement.

                        J.4.   For an Employee to participate in the Employer Regular Profit Sharing Component, he/she must have completed ... [check one]: [NOTE: IF MORE THAN ONE YEAR OF SERVICE (12 MONTHS OF ELAPSED TIME
                               SERVICE) IS REQUIRED FOR ELIGIBILITY, THE PLAN MUST PROVIDE FOR FULL AND IMMEDIATE VESTING OF
                               EMPLOYER REGULAR PROFIT SHARING CONTRIBUTION ACCOUNTS.]

                        a.     [ ] one year of Service (determined under D.9.).
                        b.     [ ] two years of Service (determined under D.9.).
                        c.     [ ] _____[24 or less] months of Service determined using the elapsed time method (irrespective of the election in D.9.).
                        d.     [X] N/A - there is no service requirement.

ENTRY:                  J.5.   An Employee in Covered Employment will become an Active Participant in the Employer Regular Profit
[PLAN SECS. 2.27               Sharing Component on the Entry Date that ... [check one]:
AND 3.1(a)]

                        a.     [X] coincides with or next follows
                        b.     [ ] coincides with or next precedes
                        c.     [ ] is nearest to

                               ... the date he/she satisfies the age and service requirements for such Component.

                        J.6.   The Entry Dates for the Employer Regular Profit Sharing Component are the ... [check one]:

                        a.     [ ] first day of each Plan Year and the first day of the seventh month of each Plan Year.
                        b.     [ ] first day of each quarter of each Plan Year.
                        c.     [ ] first day of each month.
                        d.     [ ] first day of each payroll period.
                        e.     [X] day on which the age and service requirements are satisfied.
                        f.     [ ] first day of each Plan Year. [NOTE: THIS OPTION IS PERMITTED ONLY IF (i) THERE IS NO AGE
                                   REQUIREMENT OR THE AGE REQUIREMENT SPECIFIED IN J.3.a. DOES NOT EXCEED 20 1/2, AND (ii) THERE IS
                                   NO SERVICE REQUIREMENT OR THE SERVICE REQUIREMENT SPECIFIED IN J.4.c. OR d. DOES NOT EXCEED 6
                                   MONTHS, OR 18 MONTHS IF FULL AND IMMEDIATE VESTING.]
                        g.     [ ] other [specify]:_____. [NOTE: THE ENTRY DATES SPECIFIED MUST BE AT LEAST AS FAVORABLE AS ONE OF
                                   THE CHOICES IN a. - f.]

REQUIREMENTS TO SHARE   J.7.   To share in the Employer Regular Profit Sharing Contribution for a Plan Year, a Participant must be
IN THE EMPLOYER                an Active Participant in the Employer Regular Profit Sharing Component at some time during the Plan
REGULAR PROFIT SHARING         Year ... [check one]:
CONTRIBUTION:
[PLAN SEC. 6.2(a)
 OR (b)]

                        a.     [ ] but need not be an Employee on the last day of the Plan Year or have completed any specified number of Hours of Service.
                        b.     [ ] and must either be an Employee on the last day of the Plan Year or must have completed at least
                                   ______[1,000 or less] Hours of Service during the Plan Year. However, these requirements do not apply if the Participant's Termination of Service occurred during the Plan Year because he/she
                                   ... [check each that applies]:

                                   1.     [ ]    died.
                                   2.     [ ]    became Disabled.
                                   3.     [ ]    retired after ... [check each that applies]:

                                                 a.     [ ] Normal Retirement Age.
                                                 b.     [ ] Early Retirement Age.
                                                 c.     [ ] age [specify]:_______.

                        c.     [X] and must both be an Employee on the last day of the Plan Year and must have completed at least
                                   1000 [1,000 or less] Hours of Service during the Plan Year. However, ... [check one]:

                                   1.     [X]    these requirements do not apply
                                   2.     [ ]    the last day requirement does not apply

                                   ... if the Participant's Termination of Service occurred during the Plan Year because he/she ...
                                   [check each that applies]:

                                   3.     [X]    died.
                                   4.     [X]    became Disabled.
                                   5.     [X]    retired after ... [check each that applies]:

                                                 a.     [X] Normal Retirement Age.
                                                 b.     [ ] Early Retirement Age.
                                                 c.     [ ] age [specify]:______.

                        d.     [ ] and must be an Employee on the last day of the Plan Year. However, this requirement does not apply if the Participant's Termination of Service occurred during the Plan Year because he/she ... [check each that applies]:

                                   1.     [ ]    died.
                                   2.     [ ]    became Disabled.
                                   3.     [ ]    retired after ... [check each that applies]:

                                           a.     [ ] Normal Retirement Age.
                                           b.     [ ] Early Retirement Age.
                                           c.     [ ] age [specify]:______.

                         e.     [ ] and must have completed at least _____[1,000 or less] Hours of Service during the Plan Year.
                                    However, this requirement does not apply if the Participant's Termination of Service occurred during the Plan Year because he/she ... [check each that applies]:

                                    1.     [ ]    died.
                                    2.     [ ]    became Disabled.
                                    3.     [ ]    retired after ... [check each that applies]:

                                            a.     [ ] Normal Retirement Age.
                                            b.     [ ] Early Retirement Age.
                                            c.     [ ] age [specify]:______.

CONTRIBUTION/ALLOCATION  J.8.   The Employer Regular Profit Sharing Contribution for each Plan Year will ... [check one of a.
FORMULA:                        through e., and check f. if it applies. Do not check b. or d. if any Controlled Group Member
[PLAN SEC. 6.2(a)               maintains any other plan that is integrated and that covers any of the same Participants]: [NOTE:
OR (b)]                         IF THE PLAN IS TOP-HEAVY, THE CONTRIBUTION FORMULA OR ALLOCATION METHOD FOR THE EMPLOYER REGULAR
                                PROFIT SHARING CONTRIBUTIONS WILL BE APPLIED WITH THE APPLICABLE MODIFICATIONS DESCRIBED IN PLAN
                                SEC. 17.1(b) UNLESS AN ADDITIONAL CONTRIBUTION IS ELECTED IN Q.2.]

Non-Integrated          a.     [ ] be allocated among the eligible Participants ... [check one]:
Variable Formula -
Discretionary or                   1.  [ ]    in proportion to Plan Compensation for the Plan Year
Non-Discretionary                  2.  [ ]    as an equal dollar amount (subject to the limits of Code Section 415)
with Profits
Contingency                        ... using the nonintegrated allocation formula in Plan Sec. 6.2(a)(1). The amount of the contribution will be ... [check one]:

                                   3.  [ ]    a discretionary amount determined by the Lead Employer (not contingent on Net
                                              Profits).
                                   4.  [ ]    ______% of ... [check one]:

                                          a.     [ ] current (for the fiscal year ending with or within the Plan Year)
                                          b.     [ ] accumulated

                                          ... Net Profits of the Participating Employers, determined under ... [check one]:

                                          c.     [ ] GAAP [ ] before [ ] after the payment of discretionary bonuses,
                                          d.     [ ] other [specify]:______.

Integrated              b.     [X] be allocated among the eligible Participants using an integrated allocation formula in Plan Sec.
Variable Formula -                 6.2(a)(2). The amount of the contribution will be ... [check 1., 2. or 3., and complete 4. and 5.
Discretionary or                   below]:
Non-Discretionary
with Profits                       1.     [X]    a discretionary amount determined by the Lead Employer (not contingent on Net
Contingency                                      Profits).
                                   2.     [ ]    ____% of ... [check one]:

                                          a.     [ ] current (for the fiscal year ending with or within the Plan Year)
                                          b.     [ ] accumulated

                                          ... Net Profits of the Participating Employers, determined under ... [check one]:

                                          c.     [ ] GAAP [ ] before [ ] after the payment of discretionary bonuses,
                                          d.     [ ] other [specify]:______

                                          ... but not to exceed the maximum amount deductible under the Code (or such other limits as may be imposed under the Plan).

                                   3.     [ ]    _____% [15% or less] of the aggregate Plan Compensation for the Plan Year of all eligible Participants.

                                   ________________________________________________________________________________________________

                                   4.     The Integration Level is ... [check one]:

                                          a.     [X] the Taxable Wage Base in effect at the beginning of the Plan Year.
                                          b.     [ ] $____[not more than the Taxable Wage Base in effect at the beginning of the
                                                     Plan Year in which this dollar amount is first effective].
                                          c.     [ ] ____% [less than 100%] of the Taxable Wage Base in effect at the beginning of the Plan Year ... [check if desired]:

                                                     1.   [ ]  increased to the next highest whole dollar.

                                   5.     The integrated allocation formula used is the ... [check one]:

                                          a.     [ ] Two-step formula.
                                          b.     [ ] Three-step formula.
                                          c.     [X] Four-step formula.

Non-Integrated          c.     [ ] equal a fixed amount for each eligible Participant. The amount of the contribution will
Fixed Formula -                    be ... [check one of 1., 2. or 3., and complete 4. and 5. below]:
Non-Discretionary
with Optional
Profits Contingency                1.     [ ] $______ for the Plan Year.
                                   2.     [ ] $______ for each ... [check one]:

                                              a.     [ ] Hour of Service
                                              b.     [ ] day
                                              c.     [ ] week

                                              ... as an Active Participant in the Employer Profit Sharing Component during the Plan
                                              Year.

                                   3.     [ ] ______% [not to exceed 15%] of Plan Compensation for the Plan Year.

                                   _________________________________________________________________________________________________

                                   4.     The Employer Regular Profit Sharing Contribution is ... [check one]:

                                          a.     [ ] not contingent on Net Profits.
                                          b.     [ ] contingent on ... [check one]:

                                                     1.     [ ] current (for the fiscal year ending with or within the Plan Year)
                                                     2.     [ ] accumulated

                                                            ... Net Profits of the Participating Employers, determined under ...
                                                            [check one]:

                                                     3.     [ ] GAAP [ ] before [ ] after the payment of discretionary bonuses.
                                                     4.     [ ] other [specify]: ______.

                                   5.     The Lead Employer ... [check one]:

                                          a.     [ ] does not
                                          b.     [ ] does

                                          ... have the discretion to direct that an additional Employer Regular Profit Sharing
                                          Contribution be made for a Plan Year which, if made, will be allocated among the eligible
                                          Participants described in J.7. ... [check if applicable]:

                                          c.     [ ] who are Non-Highly Compensated Employees

                                          ... in proportion to the Plan Compensation for the Plan Year of each eligible
                                          Participant.

Integrated              d.     [ ] equal a fixed amount for each eligible Participant. The amount of the contribution will
Fixed Formula -                    be ... [complete 1. through 5. below]:
Non-Discretionary
with Optional                      1.     ________ % of Plan Compensation for the Plan Year, plus
Profits Contingency                2.     ________ % of Plan Compensation for the Plan Year in excess of the Integration Level
                                          [the percentage in 2. may not exceed the lesser of the percentage in 1. or the percentage in the table below]:


                                                                         TABLE

                                               IF THE INTEGRATION LEVEL IS:               THE MAXIMUM PERCENTAGE IS:

                                          The Taxable Wage Base for the current                       5.7%
                                                      year ("TWB")

                                          More than 80% of the TWB but less than                      5.4%
                                                      100% of the TWB

                                          More than the greater of 20% of the                         4.3%
                                            TWB or $10,000 but not more than
                                                      80% of the TWB

                                          Less than or equal to the greater of                        5.7%
                                                $10,000 or 20% of the TWB

                                   3.     The Integration Level is ... [check one]:

                                          a.     [ ] the Taxable Wage Base in effect at the beginning of the Plan Year.
                                          b.     [ ] ________% [less than 100%] of the Taxable Wage Base in effect at the beginning of the Plan Year ... [check if desired]:

                                                     1.     [ ] increased to the next highest whole dollar.

                                   4.     The Employer Regular Profit Sharing Contribution is ... [check one]:

                                          a.     [ ] not contingent on Net Profits.
                                          b.     [ ] contingent on ... [check one]:

                                                     1.     [ ] current (for the fiscal year ending with or within the Plan Year)
                                                     2.     [ ] accumulated

                                                     ... Net Profits of the Participating Employers, determined under ...
                                                     [check one]:

                                                     3.     [ ] GAAP [ ] before [ ] after the payment of discretionary bonuses.
                                                     4.     [ ] other [specify]: ______.

                                   5.     The Lead Employer ... [check one]:

                                          a.     [ ] does not
                                          b.     [ ] does

                                                 ... have the discretion to direct that an additional Employer Regular Profit
                                                 Sharing Contribution be made for a Plan Year which, if made, will be allocated among the eligible Participants described in J.7. ... [check if applicable]:

                                          c.     [ ] who are Non-Highly Compensated Employees

                                          ... in proportion to the Plan Compensation for the Plan Year of each eligible Participant.

Uniform Point           e.     [ ] be allocated among the eligible Participants in proportion to the "points" of each eligible
Formula                            Participant. An eligible Participant will be awarded ... [check one or both of 1. and 2., and check 3. if it applies]

                                   1.     [ ] _______[specify a whole number] points for each year of age he/she has attained by the last day of the Plan Year.
                                   2.     [ ] _______ [specify a whole number] points for each year of credited service he/she has completed by the last day of the Plan Year. ... [complete]

                                                  a.     The Participant's years of credited service for this purpose means ...
                                                         [check one]:

                                                         1.     [ ] the number of Plan Years in which the Participant had ______
                                                                    [1,000 or less] or more Hours of Service.
                                                         2.     [ ] the number of years of elapsed time Service of the Participant as of the last day of the Plan Year.

                                                  b.     The Participant's years of credited service taken into account will not exceed ... [check one]:

                                                         1.     [ ] N/A - there is no limit.
                                                         2.     [ ] ________years.

                                          [check 3. if points are awarded based on compensation]

                                   3.     [ ] _______[specify a whole number] points for each $_________ [not more than $200] of
                                              Plan Compensation for the Plan Year.

Prevailing Wage         f.     [ ] equal a fixed amount for each hour working on a project and in a job category covered by the
Formula                            Prevailing Wage Laws. The amount of the contribution will be determined ... [check one of 1. or
                                   2., and complete 3. and 4.]:

                                   1.     [ ] as specified on the Prevailing Wage Addendum. [NOTE: A CONTRIBUTION WILL BE MADE ONLY
                                              WITH RESPECT TO PROJECTS AND JOB CATEGORIES LISTED ON THE PREVAILING WAGE ADDENDUM.]
                                   2.     [ ] as follows ... [complete]:

                                                For contracts classified as ...   The contribution amount will be ...

                                                     ___________________          [ ] $______ per hour
                                                                                  [ ] ______% of the prevailing wage.

                                                     ___________________          [ ] $______ per hour
                                                                                  [ ] ______% of the prevailing wage.

                                                     ___________________          [ ] $______ per hour
                                                                                  [ ] ______% of the prevailing wage.

                                   ________________________________________________________________________________________________

                                   3.     The contribution will be made on behalf of each Active Participant in the Prevailing
                                          Wage Component ... [check if applicable]:

                                          a.     [ ] who is a Non-Highly Compensated Employee.

                                   4.     If such a Participant also is eligible for an Employer Regular Profit Sharing Contribution for a Plan Year, such contribution ... [check one]:

                                          a.     [ ] N/A - such Participants will not be eligible for Employer Regular
                                                     Profit Sharing Contributions.
                                          b.     [ ] will not
                                          c.     [ ] will

                                          ... be offset by the Prevailing Wage Contribution.

                               [NOTE: EMPLOYER REGULAR PROFIT SHARING CONTRIBUTIONS SHOULD NOT BE DEPOSITED OR ALLOCATED UNTIL THE
                               END OF THE PLAN YEAR (EXCEPT UNDER A PREVAILING WAGE COMPONENT).]

VESTING SCHEDULE        J.9.   A Participant's vested percentage in his/her Employer Regular Profit Sharing Contribution Account
FOR EMPLOYER                   will be ... [check one]:
REGULAR PROFIT
SHARING COMPONENT:
                        a.     [ ] 100% at all times.

[PLAN SEC. 10.2(e)]     b.     [X] determined under the following schedule ... [complete as desired]:

                                                 YEARS OF                     VESTED
                                                  SERVICE                   PERCENTAGE
                                                 --------                   ----------
                                                     0                           0%
                                                     1                          40%
                                                                               ---
                                                     2                          80%
                                                                               ---
                                                     3                         100% [20% or more]
                                                                               ---
                                                     4                         100% [40% or more]
                                                                               ---
                                                     5                         100% [60% or more]
                                                                               ---
                                                     6                         100% [80% or more]
                                                                               ---
                                                 7 or more                     100%

                        c.     [ ] determined under the following schedule ... [complete as desired]:

                                                 YEARS OF                     VESTED
                                                  SERVICE                   PERCENTAGE
                                                 --------                   ----------
                                                     0                           0%
                                                     1                         ___%
                                                     2                         ___%
                                                     3                         ___%
                                                     4                         ___%
                                                 5 or more                     100%

                               [NOTE: IF THE PLAN IS TOP-HEAVY, AND IF THE VESTING SCHEDULE SPECIFIED ABOVE DOES NOT SATISFY THE
                               VESTING REQUIREMENTS APPROPRIATE FOR A TOP-HEAVY PLAN UNDER PLAN SEC. 17.2, THE VESTED PERCENTAGE OF
                               THE PARTICIPANT WILL BE THE GREATER OF THE VESTED PERCENTAGE DETERMINED UNDER THE VESTING SCHEDULE
                               SPECIFIED ABOVE OR THE APPLICABLE VESTING SCHEDULE SPECIFIED IN PLAN SEC. 17.2. IF THE PLAN WAS, BUT
                               HAS CEASED TO BE TOP-HEAVY, THE APPROPRIATE VESTING SCHEDULE WILL BE DETERMINED UNDER Q.3.]

                        J.10.  The vesting schedule specified above applies to the Employer Regular Profit Sharing Contribution
                               Accounts ... [check one]: [NOTE: IF THE VESTING SCHEDULE IS AMENDED, SPECIAL RULES (INCLUDING A
                               PARTICIPANT ELECTION) MAY APPLY UNDER PLAN SEC. 10.2(k).]

                        a.     [X] of all Participants.
                        b.     [ ] of Participants who become ... [check one]:

                                   1.     [ ] Employees
                                   2.     [ ] Active Participants in the Employer Regular Profit Sharing Component

                                   ... on or after ____ [month day, year] (and the vesting schedule in effect prior to such date will apply to all other Participants).

                        c.     [ ] reflecting Employer Regular Profit Sharing Contributions made for periods on or after ____
                                   [month day, year] (and the vesting schedule in effect prior to such date will apply to all
                                   Employer Regular Profit Sharing Contributions made for periods prior to such date).

TREATMENT OF            J.11.  A Pending Allocation Account that reflects Forfeitures from Employer Regular Profit Sharing
FORFEITURES:                   Contribution Accounts ... [check one]:
[PLAN SEC. 6.2(d)]

[COMPLETE ONLY IF       a.     [X] can
A VESTING SCHEDULE      b.     [ ] cannot
APPLIES WITH
RESPECT TO ANY                 ... be applied to pay administrative expenses of the Plan if so directed by the Plan Administrator.
PART OR ALL OF THE
EMPLOYER REGULAR        J.12.  A Pending Allocation Account that reflects Forfeitures from Employer Regular Profit Sharing
PROFIT SHARING                 Contribution Accounts (to the extent not applied to pay administrative expenses if permitted in J.11)
CONTRIBUTION                   will be ... [check one]:
ACCOUNT]


                                    a.     [ ] applied as a credit against ... [check each that applies]:

                                               1.     [ ] Employer Safe-Harbor and/or Regular Matching Contributions
                                               2.     [ ] Employer Safe-Harbor and/or Regular Profit Sharing Contributions

                                               ... that are made under the Plan, as and when directed by the Lead Employer.

                                    b.     [X] allocated as of the last day of the Plan Year as an additional Employer Regular
                                               Profit Sharing Contribution. The allocation will be made in the same manner as (and as part of) any variable contribution, or in proportion to any fixed contribution
                                               (disregarding any contribution under a prevailing wage formula), under the Plan.
                                               [NOTE: IF THE PLAN PROVIDES FOR A VARIABLE CONTRIBUTION (e.g., A DISCRETIONARY
                                               CONTRIBUTION), AND A CONTRIBUTION IS NOT MADE FOR A PLAN YEAR, THE ALLOCATION WILL BE
                                               MADE IN THE SAME MANNER AS THE VARIABLE CONTRIBUTION WOULD HAVE BEEN ALLOCATED.]
                                               [NOTE: IF THE PLAN PROVIDES FOR A FIXED CONTRIBUTION UNDER AN INTEGRATED FORMULA, THE
                                               ALLOCATION WILL BE MADE IN PROPORTION TO PLAN COMPENSATION FOR THE PLAN YEAR.]

                                    c.     [ ] allocated as of the last day of the Plan Year in proportion to Plan Compensation for the Plan Year. The allocation will be among all eligible Participants described in
                                               J.7.

IN-SERVICE WITHDRAWALS:             J.13.  Withdrawals are allowed from Employer Regular Profit Sharing Contribution Accounts
[PLAN SEC. 11.2]                           ... [check a., or check each of b. through d. that applies]:

                                    a.     [ ] N/A - in-service withdrawals are not allowed.
                                    b.     [X] for any reason after ... [check one]:

                                               1.     [ ] Normal Retirement Age.
                                               2.     [X] age 59 1/2.
                                               3.     [ ] age _____ ... [check each that applies]:

                                                          a.     [ ] and completion of ______ years of ... [check one]:

                                                                     1.     [ ] vesting Service.
                                                                     2.     [ ] participation in the Plan. [NOTE: PARTICIPATION IS
                                                                                MEASURED ON AN ELAPSED TIME BASIS FROM THE ENTRY
                                                                                DATE.]

                                                          b.     [ ] but only if at the time of the withdrawal the Participant is
                                                                     ... [check one]:

                                                                     1.     [ ] fully vested
                                                                     2.     [ ] at least ______ % vested

                                                                     ... in his/her Employer Regular Profit Sharing Contribution
                                                                     Account.

                                               4.     [ ] completion of ______ years of ... [check one]:

                                                          a.     [ ] vesting Service.
                                                          b.     [ ] participation in the Plan. [NOTE: PARTICIPATION IS MEASURED ON
                                                                     AN ELAPSED TIME BASIS FROM THE ENTRY DATE.]

                                    c.     [ ] at any age on account of Hardship ... [check if applicable]:

                                               1.     [ ] but only if at the time of the withdrawal the Participant is ... [check one]:

                                                          a.     [ ] fully vested
                                                          b.     [ ] at least _____ % vested

                                                          ... in his/her Employer Regular Profit Sharing Contribution Account.

                                    d.     [ ] for any reason, but only if at the time of the withdrawal the Participant is fully vested in his/her Employer Regular Profit Sharing Contribution Account, and

                                               provided the withdrawal may not include amounts allocated to the Contribution Account within two years prior to the withdrawal ... [check if applicable]:
                                               [NOTE: THE CALCULATION OF THE MAXIMUM AMOUNT AVAILABLE FOR WITHDRAWAL IS SET FORTH IN
                                               PLAN SEC. 11.2(a).]

                                               1.     [ ] unless the Participant has completed five years of participation in the
                                                          Plan. [NOTE: PARTICIPATION IS MEASURED ON AN ELAPSED TIME BASIS FROM THE
                                                          ENTRY DATE.]

K. EMPLOYER QUALIFIED MATCHING AND PROFIT SHARING COMPONENT

[NOTE: CONTRIBUTIONS ELECTED UNDER THIS SECTION K. ARE IN ADDITION TO ANY EMPLOYER SAFE-HARBOR MATCHING, REGULAR MATCHING, SAFE-HARBOR PROFIT SHARING OR REGULAR PROFIT SHARING CONTRIBUTIONS.]

EMPLOYER QUALIFIED                  K.1.   Employer Qualified Matching and/or Qualified Profit Sharing Contributions ... [check
CONTRIBUTIONS:                             one]:
[PLAN SECS. 5.3 AND 6.3]

                                    a.     [X] will
                                    b.     [ ] will not [Skip to Section L.]

                                           ... be made under the Plan.

                                           [NOTE: EMPLOYER QUALIFIED MATCHING AND/OR QUALIFIED PROFIT SHARING CONTRIBUTIONS MUST BE
                                           MADE WITHIN TWELVE MONTHS FOLLOWING THE CLOSE OF THE APPLICABLE PLAN YEAR. HOWEVER,
                                           CONTRIBUTIONS MADE LATER THAN 30 DAYS AFTER THE EMPLOYER'S TAX FILING DEADLINE MUST BE
                                           TREATED AS ANNUAL ADDITIONS IN THE LIMITATION YEAR MADE FOR PURPOSES OF CODE SECTION
                                           415.]

                                           [NOTE: THE "APPLICABLE" PLAN YEAR IS THE CURRENT PLAN YEAR IF THE CURRENT YEAR TESTING
                                           METHOD IS USED, OR THE PRIOR PLAN YEAR IF THE PRIOR YEAR TESTING METHOD IS USED.]

EMPLOYER QUALIFIED                  K.2.   Employer Qualified Matching Contributions (QMACs) will be allocated among the ...
MATCHING CONTRIBUTIONS                     [check one of a. or b., and check one of c. - e.]:
(QMACs):
[PLAN SEC. 5.3]                     a.     [X] Non-Highly Compensated Employees
                                    b.     [ ] Highly and Non-Highly Compensated Employees [NOTE: THIS OPTION IS NOT APPROPRIATE IF
                                               THE "PRIOR YEAR" TESTING METHOD IS USED.]

                                           ... who ... [check one]:

                                    c.     [X] are eligible Participants described in I.7 (relating to the Employer Regular Matching
                                               Component) with respect to the applicable Plan Year. [NOTE: THIS OPTION IS
                                               APPROPRIATE ONLY IF THE PLAN INCLUDES AN EMPLOYER REGULAR MATCHING COMPONENT.]
                                    d.     [ ] benefit under the applicable Component for the applicable Plan Year. [NOTE: THE
                                               "APPLICABLE" COMPONENT IS THE EMPLOYEE PRE-TAX COMPONENT IN THE CASE OF A
                                               CONTRIBUTION MADE TO SATISFY THE ACTUAL DEFERRAL PERCENTAGE (ADP) TEST OF
                                               CODE SECTION 401(k); OR THE EMPLOYER REGULAR MATCHING COMPONENT IN THE CASE OF A
                                               CONTRIBUTION MADE TO SATISFY THE ACTUAL CONTRIBUTION PERCENTAGE (ACP) TEST OF CODE
                                               SECTION 401(m).] [NOTE: IF A COMPONENT IS DISAGGREGATED INTO TWO OR MORE SEPARATE
                                               COMPONENTS FOR PURPOSES OF THE COVERAGE REQUIREMENTS OF CODE SECTION 410(b), ANY
                                               DISCRETIONARY CONTRIBUTION WILL BE DETERMINED SEPARATELY FOR EACH DISAGGREGATED
                                               COMPONENT.]

                                               [NOTE: AN EMPLOYEE "BENEFITS" UNDER THE EMPLOYEE PRE-TAX COMPONENT IF HE/SHE IS
                                               ELIGIBLE TO MAKE EMPLOYEE PRE-TAX CONTRIBUTIONS DURING THE APPLICABLE PLAN YEAR. AN
                                               EMPLOYEE "BENEFITS" UNDER THE EMPLOYER REGULAR MATCHING COMPONENT IF HE/SHE SATISFIES
                                               THE REQUIREMENTS IN I.7. FOR THE APPLICABLE PLAN YEAR.]

                                    e.     [ ] are Active Participants in the Employee Pre-Tax Component ... [check one]:

                                               1.     [ ] at some time during
                                               2.     [ ] on the last day of

                                               3.     [ ] throughout

                                              ... the applicable Plan Year.

                                    K.3.   Employer Qualified Matching Contributions (QMACs) will be a discretionary amount determined by the Lead Employer. The contribution will be allocated ... [check one]:

                                    a.     [X] in proportion to the Employee Pre-Tax Contributions of each eligible Participant that do not exceed ... [check one]:

                                               1     [X] N/A - no limit.
                                               2.    [ ] ______ % of his/her Plan Compensation for the Plan Year. [NOTE: IF THE PLAN
                                                         INCLUDES AN EMPLOYER SAFE-HARBOR COMPONENT, INCLUDE A PERCENTAGE NO GREATER
                                                         THAN 6%.]
                                               3.    [ ] $ ______ .

                                    b.     [ ] as an equal dollar amount to each eligible Participant who has Employee Pre-Tax
                                               Contributions.

                                    c.     [ ] in proportion to the Employer Regular Matching Contributions of each eligible
                                               Participant.

EMPLOYER QUALIFIED PROFIT           K.4.   Employer Qualified Profit Sharing Contributions (QNECs) will be allocated among the ...
SHARING CONTRIBUTIONS                      [check one of a. or b., and check one of c. - e.]:
(QNECs):
[PLAN SEC. 6.3]                     a.     [X] Non-Highly Compensated Employees

                                    b.     [ ] Highly and Non-Highly Compensated Employees [NOTE: THIS OPTION IS NOT APPROPRIATE IF
                                               THE "PRIOR YEAR" TESTING METHOD IS USED.]

                                           ... who ... [check one]:

                                    c.     [X] are eligible Participants described in J.7 (relating to the Employer Regular Profit
                                               Sharing Component) with respect to the applicable Plan Year. [NOTE: THIS OPTION IS
                                               APPROPRIATE ONLY IF THE PLAN INCLUDES AN EMPLOYER REGULAR PROFIT SHARING COMPONENT.]

                                    d.     [ ] benefit under the applicable Component for the applicable Plan Year. [NOTE: THE
                                               "APPLICABLE" COMPONENT IS THE EMPLOYEE PRE-TAX COMPONENT IN THE CASE OF A
                                               CONTRIBUTION MADE TO SATISFY THE ACTUAL DEFERRAL PERCENTAGE (ADP) TEST OF
                                               CODE SECTION 401(k); OR THE EMPLOYER REGULAR MATCHING COMPONENT IN THE CASE OF A
                                               CONTRIBUTION MADE TO SATISFY THE ACTUAL CONTRIBUTION PERCENTAGE (ACP) TEST OF
                                               CODE SECTION 401(m).] [NOTE: IF A COMPONENT IS DISAGGREGATED INTO TWO OR MORE
                                               SEPARATE COMPONENTS FOR PURPOSES OF THE COVERAGE REQUIREMENTS OF CODE SECTION
                                               410(b), ANY DISCRETIONARY CONTRIBUTION WILL BE DETERMINED SEPARATELY FOR EACH
                                               DISAGGREGATED COMPONENT.]

                                               [NOTE: AN EMPLOYEE "BENEFITS" UNDER THE EMPLOYEE PRE-TAX COMPONENT IF HE/SHE IS
                                               ELIGIBLE TO MAKE EMPLOYEE PRE-TAX CONTRIBUTIONS DURING THE APPLICABLE PLAN YEAR. AN
                                               EMPLOYEE "BENEFITS" UNDER THE EMPLOYER REGULAR MATCHING COMPONENT IF HE/SHE SATISFIES
                                               THE REQUIREMENTS IN I.7. FOR THE APPLICABLE PLAN YEAR.]

                                    e.     [ ] are Active Participants in the Employee Pre-Tax Component ... [check one]:

                                               1.    [ ] at some time during
                                               2.    [ ] on the last day of
                                               3.    [ ] throughout

                                               ... the applicable Plan Year.

                                    K.5.   Employer Qualified Profit Sharing Contributions (QNECs) will be a discretionary amount determined by the Lead Employer. The contribution will be allocated ... [check one]:

                                    a.     [X] as a uniform percentage of Plan Compensation for the Plan Year ... [check each that applies]:

                                               1.     [ ] using testing compensation as the definition of Plan Compensation for the
                                                          Plan Year instead of the definition in Item E. [NOTE: FOR THIS PURPOSE,
                                                          "TESTING COMPENSATION" MEANS THE DEFINITION OF COMPENSATION USED FOR
                                                          PURPOSES OF APPLYING THE ACTUAL DEFERRAL PERCENTAGE (ADP) TEST OR ACTUAL
                                                          CONTRIBUTION PERCENTAGE (ACP) TEST FOR THE APPLICABLE PLAN YEAR.]
                                               2.     [ ] disregarding Plan Compensation for the Plan Year in excess of $ ______
                                                          [specify a dollar amount less than the compensation limit in effect under Code Section 401(a)(17)].

                                    b.     [ ] as an equal dollar amount.
                                    c.     [ ] first to the eligible Participant with the lowest Plan Compensation for the Plan
                                               Year, then to the eligible Participant with the next lowest Plan Compensation for the
                                               Plan Year, etc. until the applicable test is met, with the allocation to each eligible Participant limited to the amount permitted under Code Section 415. [NOTE:
                                               THIS OPTION IS NOT APPROPRIATE IF THE ALLOCATION WILL BE MADE TO HIGHLY COMPENSATED
                                               EMPLOYEES.]

                                           [NOTE: IF A COMPONENT IS DISAGGREGATED INTO TWO OR MORE SEPARATE COMPONENTS FOR PURPOSES
                                           OF THE COVERAGE REQUIREMENTS OF CODE SECTION 410(b), ANY DISCRETIONARY CONTRIBUTION WILL
                                           BE DETERMINED SEPARATELY FOR EACH DISAGGREGATED COMPONENT.]

IN-SERVICE WITHDRAWALS:             K.6.   Withdrawals are allowed from Employer Qualified Matching and/or Qualified Profit Sharing
[PLAN SEC. 11.2]                           Contribution Accounts ... [check one]:

                                    a.     [ ] N/A - in-service withdrawals are not allowed.
                                    b.     [X] for any reason after ... [check one]:

                                               1.     [ ] Normal Retirement Age (or age 59 1/2, if later).
                                               2.     [X] age 59 1/2.
                                               3.     [ ] age ______ [60 or more].

                                    c.     [ ] for Hardship after age 59 1/2.

L. EMPLOYEE ROLLOVER COMPONENT

EMPLOYEE ROLLOVER                   L.1.   Employee Rollover Contributions are ... [check one]
CONTRIBUTIONS:
[PLAN SEC. 4.5]                     a.     [ ] not allowed. [Skip to Section M.]
                                    b.     [X] allowed if the Employee is ... [check one]:

                                               1.     [X] in Covered Employment (but regardless of whether he/she is an Active
                                                          Participant).
                                               2.     [ ] an Active Participant in any Component of the Plan.

                                    L.2.   Employee Rollover Contributions will be allowed in ... [check one]:

                                    a.     [X] cash only ... [check if applicable]:

                                               1.     [ ] except that an outstanding loan made under a prior employer's plan will be accepted if the loan is not in default and the transfer satisfies such requirements as may be imposed under the participant loan program (if any)
                                                          of the Plan.

                                    b.     [ ] cash or in kind (to the extent not prohibited by the Funding Agent), except that an outstanding loan made under a prior employer]'s plan ... [check one]:

                                               1.     [ ] will not be accepted.
                                               2.     [ ] will be accepted only if the loan is not in default and the transfer satisfies such requirements as may be imposed under the participant loan program (if any) of the Plan.

IN-SERVICE WITHDRAWALS:             L.3.   Withdrawals are allowed from Employee Rollover Contribution Accounts ... [check

[PLAN SEC. 11.2]                           one]:

                                    a.     [X] N/A - in-service withdrawals are not allowed.
                                    b.     [ ] for any reason and at any time.
                                    c.     [ ] for any reason after ... [check one]:

                                               1.     [ ] Normal Retirement Age.
                                               2.     [ ] age 59 1/2.
                                               3.     [ ] age ______ .

M. RETIREMENT, DISABILITY AND HARDSHIP

RETIREMENT AGE:                     M.1.   The Normal Retirement Age is ... [check one]:
[PLAN SECS. 2.19 AND 2.47]

                                    a.     [X] age 55 [65 or less].
                                    b.     [ ] the later of age _______ [65 or less] or the _______ [5th or less] anniversary of the first day of the Plan Year in which the Participant commenced participation in the
                                               Plan.

                                    M.2.   The Early Retirement Age is ... [check one]:

                                    a.     [X] N/A - early retirement is not recognized under the Plan.
                                    b.     [ ] age ______ [less than Normal Retirement Age].
                                    c.     [ ] the later of age _______ [less than Normal Retirement Age] or the date on which the Participant completes ______ years of vesting Service.

DISABILITY:                         M.3.   A Participant will be deemed to be Disabled for purposes of the Plan if he/she ... [check
[PLAN SEC. 2.18]                           one]:

                                    a.     [X] has a physical or mental condition that makes him/her unable to engage in any substantial gainful activity and that can be expected to result in death or has lasted or can be expected to last for at least a twelve-consecutive-month period.
                                    b.     [ ] meets the standard for long-term disability benefits under any disability plan maintained by a Controlled Group Member.
                                    c.     [ ] has been determined to be disabled for purposes of Social Security.
                                    d.     [ ] has a physical or mental condition that makes him/her permanently unable to perform the normal duties of his/her job with the Participating Employer.
                                    e.     [ ] has a physical or mental condition that makes him/her permanently unable to engage in any occupation for wage or profit for which he/she is reasonably fitted by training, education or experience.

HARDSHIP:                           M.4.   A Participant will be deemed to be under a Hardship for purposes of the Plan if he/she
[PLAN SEC. 2.33]                           has a financial need resulting from ... [check each that applies]:

                                    a.     [X] expenses for medical care described in Code Section 213(d) incurred by the
                                               Participant, his/her spouse, or his/her dependents (as defined in Code Section 152), or necessary for any of those persons to obtain such medical care.
                                    b.     [X] costs directly related to the purchase of the Participant's principal residence
                                               (excluding mortgage payments).
                                    c.     [X] payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, his/her spouse, children, or dependents.
                                    d.     [X] the need to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage of the Participant's principal residence.
                                    e.     [ ] other [specify in a manner that prevents employer discretion]: _______ . [NOTE: THIS
                                               HARDSHIP STANDARD DOES NOT APPLY TO HARDSHIP WITHDRAWALS FROM EMPLOYEE PRE-TAX
                                               CONTRIBUTION ACCOUNTS PRIOR TO AGE 59 1/2.]

                                    M.5.   The Hardship amount ... [check one]:

                                    a.     [X] may
                                    b.     [ ] may not

                                           ... include any amount necessary to pay any federal, state or local income taxes or penalties reasonably expected to result from the distribution.

N. SPECIAL VESTING RULES

[NOTE: DO NOT COMPLETE IF THE PLAN PROVIDES FOR FULL AND IMMEDIATE VESTING OF ALL CONTRIBUTION ACCOUNTS. SKIP TO SECTION O.]

VESTING:                            N.1.   A Participant's vested percentage in his/her Employee Pre-Tax, After-Tax, Deductible,
[PLAN SEC. 10.2(e)]                        Forfeiture Restoration and Rollover Contribution Accounts, and in his/her Employer
                                           Safe-Harbor Matching, Qualified Matching, Safe-Harbor Profit Sharing and Qualified Profit
                                           Sharing Contribution Accounts, will be 100% at all times.

                                           A Participant's vested percentage in his/her Employer Regular Matching Contribution
                                           Account will be determined under I.11.

                                           A Participant's vested percentage in his/her Employer Regular Profit Sharing Contribution
                                           Account will be determined under J.9.

SERVICE DISREGARDED FOR             N.2.   To determine the vested percentage of a Participant in his/her Employer Regular Matching
VESTING:                                   or Regular Profit Sharing Contribution Account, Service ... [check each that applies]:
[PLAN SEC. 10.2(f)]

                                    a.     [ ] before the Participant attained the age of ______ [18 or less]
                                    b.     [ ] before any Controlled Group Member first maintained this Plan (or a predecessor plan)

                                           ... will be disregarded. ...

                                    c.     [ ] Such Service also will be disregarded for purposes of determining ... [check each that applies]:

                                               1.     [ ] Early Retirement Age.
                                               2.     [ ] whether a Participant has satisfied the requirements to receive an in-service withdrawal that is conditioned on vesting Service.

SPECIAL VESTING EVENTS:             N.3.   A Participant will be fully vested in an Employer Regular Matching and/or Regular Profit
[PLAN SEC. 10.2(b)]                        Sharing Contribution Account if he/she ... [check each that applies]:

                                    a.     [X] dies
                                    b.     [X] becomes Disabled
                                    c.     [ ] attains age ______ [less than Normal Retirement Age]
                                    d.     [ ] attains Early Retirement Age

                                           ... while employed with a Controlled Group Member. [NOTE: A PARTICIPANT WILL IN ALL
                                           EVENTS BE FULLY VESTED UPON ATTAINMENT OF NORMAL RETIREMENT AGE WHILE EMPLOYED WITH A
                                           CONTROLLED GROUP MEMBER.]

FORFEITURES:                        N.4.   The portion of an Employer Regular Matching or Regular Profit Sharing Contribution
[PLAN SEC. 10.2(g)]                        Account in which a Participant is not vested will become a Forfeiture on the earlier of the date the Participant incurs a period of five consecutive one year Breaks in Service or the ... [check one]:

                                    a.     [ ] first day of the Plan Year after the Plan Year in which
                                    b.     [ ] last day of the Plan Year in which
                                    c.     [X] date on which
                                    d.     [ ] last day of the ... [check one]:

                                               1.     [ ] first
                                               2.     [ ] second
                                               3.     [ ] third
                                               4.     [ ] fourth
                                               5.     [ ] fifth

                                               ... Plan Year after the Plan Year in which

                                           ... the Participant receives a full distribution of the vested portion of the
                                           Contribution

                                           Account (or immediately upon Termination of Service if the Participant is not vested in the Contribution Account).

VESTING FORMULA FOR PARTIALLY       N.5.   If a Participant receives a distribution after his/her Termination of Service of less
VESTED:                                    than the full vested balance of a partially vested Employer Regular Matching or Regular
[PLAN SEC. 10.2(c) AND (g)]                Profit Sharing Account ... [check one]:

                                    a.     [X] the following formula will apply after the distribution to determine the vested portion of the Contribution Account ... [check one]: [NOTE: UNDER THIS OPTION, A
                                               PARTIAL DISTRIBUTION WILL NOT RESULT IN AN IMMEDIATE FORFEITURE.] [NOTE: THIS FORMULA
                                               WILL ALSO APPLY IF A PARTICIPANT IS ELIGIBLE TO AND DOES RECEIVE AN IN-SERVICE
                                               WITHDRAWAL (INCLUDING THOSE FOR HARDSHIP) FROM A PARTIALLY VESTED EMPLOYER REGULAR
                                               MATCHING AND REGULAR PROFIT SHARING ACCOUNT.]

                                               1.     [ ] P(AB+D)-D
                                               2.     [X] P[AB+(RxD)]-(RxD)

                                    b.     [ ] a proportionate share of the remaining balance of the Contribution Account will immediately become a Forfeiture. [NOTE: UNDER THIS OPTION, THE FORFEITURE WILL BE
                                               IMMEDIATELY TAKEN FROM THE CONTRIBUTION ACCOUNT AND CREDITED TO THE PENDING
                                               ALLOCATION ACCOUNT REFLECTING FORFEITURES.]

                                               If a Participant makes a withdrawal (including those for Hardship) before his/her
                                               Termination of Service from a partially vested Employer Regular Matching or Regular
                                               Profit Sharing Contribution Account, the formula that will apply to determine the vested portion of such Contribution Account after the in-service withdrawal is ...
                                               [check one]: [NOTE: THE VARIABLES USED IN THE FOLLOWING FORMULAS ARE DESCRIBED IN
                                               PLAN SEC. 10.2(c).]

                                               1.     [ ] N/A - In-service withdrawals are not permitted from partially vested
                                                          Accounts.
                                               2.     [ ] P(AB+D)-D
                                               3.     [ ] P[AB+(RxD)]-(RxD)

REINSTATEMENT UPON RETURN TO        N.6.   A Participant who has a Termination of Service, receives a distribution of the vested
SERVICE:                                   portion of an Employee Regular Matching or Regular Profit Sharing Contribution Account
[PLAN SEC. 10.2(h)]                        and returns to Covered Employment ... [check one]:

                                    a.     [X] will
                                    b.     [ ] will not

                                           ... be required to repay the prior distribution in order to have the amount of a prior
                                           Forfeiture reinstated to such Contribution Account.

SPECIAL VESTING RULES FOR LIFE      N.7.   The value attributable to a life insurance policy held for the Contribution Account of
INSURANCE:                                 the Participant will be ... [check one]:
[PLAN SEC. 10.3]

                                    a.     [X] N/A - life insurance is not available from a partially vested Contribution Account.
                                    b.     [ ] fully vested notwithstanding the normal vesting rules applicable to the Contribution
                                               Account.
                                    c.     [ ] subject to the normal vesting rules applicable to the Contribution Account ... [check if applicable]:

                                               1.     [ ] and all premiums paid on a term life policy (other than unearned premiums returned by the insurance company to the Trustee or Custodian) and, in the case of a cash value policy ... [check one]:

                                                          a.     [ ] the excess of the premium paid over the cash surrender value of the policy
                                                          b.     [ ] the PS-58 cost charged to the Participant as a result of the
                                                                     Trustee or Custodian holding the policy

                                                          ... will be treated as a withdrawal for purposes of applying the formula specified in N.5.

O. EMPLOYER SECURITIES

EMPLOYER SECURITIES:                O.1.   The Plan ... [check one]:
[PLAN SEC. 14.15 AND 14.16]
                                    a.     [ ] may not [Skip to Section P.]
                                    b.     [X] may

                                           ... hold Qualifying Employer Securities or Predecessor Employer Securities.

VOTING PROVISIONS:                  O.2.   A Participant will be allowed to direct the vote on Qualifying Employer Securities
[PLAN SECS. 14.15(d) AND                   credited to his/her Account on ... [check one]: [NOTE: A PARTICIPANT IS NOT ALLOWED TO
14.16]                                     VOTE WITH RESPECT TO PREDECESSOR EMPLOYER SECURITIES.]

                                    a.     [X] any matter put to the vote of shareholders. Qualifying Employer Securities for which
                                               Participants fail to provide timely direction will be voted ... [check one]:

                                               1.     [ ] in the same proportion as the votes cast on securities for which other
                                                          Participants provide timely direction.
                                               2.     [X] at the discretion of the Lead Employer, or a Named Fiduciary or Investment
                                                          Manager designated by the Lead Employer.
                                               3.     [ ] at the discretion of the Trustee.

                                    b.     [ ] any significant corporate event (as defined in Plan Sec. 14.15(e)). ... [complete 1.
                                               and 2.]:

                                               1.     Qualifying Employer Securities for which Participants fail to provide timely direction will be voted ... [check one]:

                                                      a.     [ ] in the same proportion as the votes cast on securities for which other Participants provide timely direction.
                                                      b.     [ ] at the discretion of the Lead Employer, or a Named Fiduciary or
                                                                 Investment Manager designated by the Lead Employer.
                                                      c.     [ ] at the discretion of the Trustee.

                                               2.     With respect to any matter other than a significant corporate event,
                                                      Qualifying Employer Securities will be voted ... [check one]:

                                                      a.     [ ] at the discretion of the Lead Employer, or a Named Fiduciary or
                                                                 Investment Manager designated by the Lead Employer.
                                                      b.     [ ] at the discretion of the Trustee.

                                    c.     [ ] N/A - not allowed to direct any vote. Qualifying Employer Securities will be voted ... [check one]:

                                               1.     [ ] at the discretion of the Lead Employer, or a Named Fiduciary or Investment
                                                          Manager designated by the Lead Employer.
                                               2.     [ ] at the discretion of the Trustee.

TENDER PROVISIONS:                  O.3.   A Participant will be allowed to direct the hold or sell/exchange decision on Qualifying
[PLAN SECS. 14.15(e)                       Employer Securities or Predecessor Employer Securities credited to his/her Account in
AND 14.16]                                 ... [check one]:

                                    a.     [X] any ... [check one or both]:

                                               1.     [X] tender or exchange offer.
                                               2.     [X] cash or stock offer made in connection with a merger or other corporate transaction.

                                               Qualifying Employer Securities or Predecessor Employer Securities for which
                                               Participants fail to provide timely direction will be held or sold/exchanged ...
                                               [check one]:

                                               3.     [ ] in the same proportion as the securities for which other Participants provide timely direction.
                                               4.     [X] at the discretion of the Lead Employer, or a Named Fiduciary or Investment
                                                          Manager designated by the Lead Employer.
                                               5.     [ ] at the discretion of the Trustee.

                                    b.     [ ] N/A - not allowed to direct the hold or sell/exchange decision in any corporate transaction. Qualifying Employer Securities or Predecessor Employer Securities will be held or sold/exchanged ... [check one]:

                                               1.     [ ] at the discretion of the Lead Employer, or a Named Fiduciary or Investment
                                                          Manager designated by the Lead Employer.
                                               2.     [ ] at the discretion of the Trustee.

IN-KIND DISTRIBUTION OPTION:        O.4.   A Participant ... [check one]:
[PLAN SEC. 12.3(c)]
                                    a.     [X] may not take an in-service withdrawal (including those for Hardship) or a distribution following Termination of Service in the form of Qualifying Employer
                                               Securities or Predecessor Employer Securities.

                                    b.     [ ] may take ... [check each that applies]:

                                               1.     [ ] an in-service withdrawal (if otherwise available) ... [check one]:

                                                          a.     [ ] including
                                                          b.     [ ] excluding

                                                          ... those for Hardship.

                                               2.     [ ] a distribution following Termination of Service

                                               ... in the form of Qualifying Employer Securities or Predecessor Employer Securities
                                               (to the extent the applicable Contribution Account is then invested in such securities).

P. PAYMENT OF BENEFITS

BALANCES LESS THAN CASH-            P.1.   The Benefit subject to involuntary cash-out is ... [check one]:
OUT AMOUNT:
[PLAN SEC. 12.4]                    a.     [X] $5000.00 [$5,000 or less].
                                    b.     [ ] N/A - involuntary cash-out distributions will not be made. [Skip to P.3.]

                                    P.2.   If a Benefit is subject to involuntary cash-out, the payment will be made to the
                                           Participant or Beneficiary as soon as administratively practicable after ... [check one]:
                                           [NOTE: THE TIMING OF DISTRIBUTIONS SHOULD BE COORDINATED WITH THE VALUATION DATE(s),
                                           WHICH ARE THE DATE(s) ON WHICH ASSETS ARE VALUED UNDER THE PLAN.]

                                    a.     [X] Termination of Service.
                                    b.     [ ] the first day of the ... [check one]:

                                               1.     [ ] month
                                               2.     [ ] Plan Year quarter
                                               3.     [ ] Plan Year

                                               ... following Termination of Service.

                                    c.     [ ] other [specify]: ______ . [at least as soon as b.3]

BALANCES MORE THAN CASH-            P.3.   If a Benefit is not subject to involuntary cash-out, the earliest that the Participant
OUT AMOUNT:                                or Beneficiary may elect to receive payment is as soon as administratively practicable
[PLAN SEC. 12.3(a)]                        after ... [check one]: [NOTE: THE TIMING OF DISTRIBUTIONS SHOULD BE COORDINATED WITH THE
                                           VALUATION DATES, WHICH ARE THE DATE(s) ON WHICH ASSETS ARE VALUED UNDER THE PLAN.]

                                    a.     [X] Termination of Service.
                                    b.     [ ] the first day of the ... [check one]:

                                               1.     [ ] month
                                               2.     [ ] Plan Year quarter
                                               3.     [ ] Plan Year

                                               ... following Termination of Service.

                                    c.     [ ] the later of Termination of Service or attainment of ... [check one]:

                                               1.     [ ] Normal Retirement Age.
                                               2.     [ ] age ___ [less than Normal Retirement Age].

                                    d.     [ ] a Break in Service of ______ years has occurred following Termination of Service.
                                    e.     [ ] other [specify]: ____. [no later than Normal Retirement Age]

                                    P.4.   A Benefit may be paid after Termination of Service and prior to the earliest payment date specified above if ... [check a., or each of b. through d. that applies]:

                                    a.     [X] N/A - earlier payment is not permitted.
                                    b.     [ ] Termination of Service occurs because the Participant ... [check each that applies]:

                                               1.     [ ] died.
                                               2.     [ ] became Disabled.
                                               3.     [ ] retired after ... [check one]:

                                                          a.     [ ] Early Retirement Age.
                                                          b.     [ ] age ____ [less than Normal Retirement Age].

                                    c.     [ ] the Benefit does not exceed $____ [specify dollar amount].
                                    d.     [ ] the Participant is under a Hardship.

                                    P.5.   A Benefit must be paid (or must commence) to a Participant or Beneficiary ... [check one]:

                                    a.     [X] by the date distributions are required to commence under Code Section 401(a)(9).
                                    b.     [ ] on or as soon as administratively practicable after the Participant's Normal
                                               Retirement Age (or age 62, if later) ... [check if applicable]:

                                               1.     [ ] even if the Participant then remains employed with a Controlled Group
                                                          Member.

                                           [NOTE: IF A BENEFIT IS PAID (OR COMMENCES) AND ALLOCATIONS ARE SUBSEQUENTLY MADE TO THE
                                           ACCOUNT, THE ADDITIONAL BENEFIT RESULTING FROM SUCH ALLOCATIONS WILL BE PAID IN THE SAME
                                           FORM AS SOON AS ADMINISTRATIVELY PRACTICABLE FOLLOWING THE CLOSE OF EACH PLAN YEAR OR
                                           FOLLOWING TERMINATION OF SERVICE.]

PAYMENT FORMS:                      P.6.   The methods of payment permitted under the Plan (for Benefits in excess of the cash-out
[PLAN SECS. 12.3(b) AND 12.6]              amount) include ... [check each that applies]: [NOTE: MINIMUM DISTRIBUTIONS WILL IN ALL
                                           EVENTS BE MADE IN ACCORDANCE WITH CODE SECTION 401(a)(9).]

                                    a.     [X] a lump sum payment ... [check if applicable]:

                                               1.     [ ] including partial payments made at the request of the Participant or
                                                          Beneficiary.

                                    b.     [X] installments ... [check each that applies]:

                                               1.     [X] over a fixed period that does not exceed ... [check each that applies]:

                                                          a.     [X] a number of years equal to the life expectancy of the
                                                                     Participant, as determined under Table V in Treas. Reg.
                                                                     Section 1.72-9.
                                                          b.     [X] a number of years equal to the joint life and last survivor expectancy of the Participant and his/her Beneficiary, as
                                                                     determined under Table VI in Treas. Reg. Section 1.72-9.

                                                          c.     [ ] ______ years.
                                                          d.     [ ] the shorter of _____ months or the applicable life expectancy under Code Section 401(a)(9).
                                                          e.     [ ] other [specify]: _____ .

                                               2.     [ ] of a fixed amount, as directed by the Participant or Beneficiary.

                                    c.     [ ] purchase of a period-certain annuity contract.
                                    d.     [ ] purchase of any type of annuity contract (including a life annuity), in which case, the qualified annuity requirements of the Plan apply ... [check 1. or 2., and complete 3. and 4.]:

                                               1.     [ ] to all Participants
                                               2.     [ ] only to a Participant who elects a life annuity form of payment.

                                               3.     The Qualified Joint and Survivor Annuity is a joint and survivor annuity with a survivor percentage of _______ [not less than 50% or more than 100%].

                                               4.     The Qualified Preretirement Survivor Annuity is the life annuity that can be purchased with ... [check one]:

                                                          a.     [ ] 100%
                                                          b.     [ ]  50%

                                                          ... of the Participant's Benefit.

                                    P.7.   The payment options specified above apply to ... [check one]:

                                    a.     [X] all Contribution Accounts.
                                    b.     [ ] Contribution Accounts (or subaccounts thereunder) reflecting contributions made after
                                               ______ [month day, year], and the payment options in effect under the Plan prior to such date will apply to all other Contribution Accounts (or subaccounts thereunder).

                                           [NOTE: PAYMENT OPTIONS THAT WERE AVAILABLE UNDER THE PLAN PRIOR TO THE LATER OF THE
                                           EFFECTIVE DATE OR ADOPTION DATE OF AN AMENDMENT TO THE PLAN GENERALLY CANNOT BE
                                           ELIMINATED. IF THE PAYMENT OPTIONS ARE CHANGED TO BE MORE RESTRICTIVE, SEPARATE
                                           SUBACCOUNTS MUST BE MAINTAINED TO REFLECT THE PORTION OF EACH CONTRIBUTION ACCOUNT
                                           SUBJECT TO THE PRIOR PAYMENT OPTIONS WHICH CANNOT BE ELIMINATED.]

PAYMENT MEDIUM:                     P.8.   The medium of payment permitted with respect to a non-annuity distribution under the Plan
[PLAN SEC. 12.3(c)]                        is ... [check one]:

                                    a.     [X] cash only.
                                    b.     [ ] cash or in-kind.

                                           [NOTE: DISTRIBUTION OF QUALIFYING EMPLOYER SECURITIES OR PREDECESSOR EMPLOYER SECURITIES
                                           IS GOVERNED BY O.4.]

BENEFICIARY:                        P.9.   If a designation of Beneficiary is not on file, or if all designated Beneficiaries
[PLAN SECS. 13.1 AND 13.3]                 predecease the Participant, the Beneficiary will be the ... [check one]:

                                    a.     [X] Participant's Spouse, or if no Surviving Spouse, the Participant's estate.
                                    b.     [ ] person or persons surviving in the first of the following classes in which there is a survivor, share and share alike:

                                               1.     Participant's Spouse.
                                               2.     Participant's children, except that if any of those children predeceases the
                                                      Participant but leaves issue surviving, such issue will take by right of representation the share their parent would have taken if living.
                                               3.     Participant's parents.
                                               4.     Participant's brothers and sisters.
                                               5.     Participant's estate.

                                    c.     [ ] other [specify]:

                                               _____________________________________________________________________________________
                                               _____________________________________________________________________________________
                                               _____________________________________________________________________________________
                                               [NOTE: THE PARTICIPANT'S SPOUSE MUST BE THE FIRST PRIMARY BENEFICIARY.]

                                    P.10.  The Spouse of a Participant must consent to a designation of another or different primary
                                           Beneficiary ... [check one]:

                                    a.     [X] under all circumstances.
                                    b.     [ ] only if the Participant and Spouse have been married for one year. [NOTE: A
                                               DESIGNATION WILL CEASE TO BE EFFECTIVE AFTER ONE YEAR WITHOUT CONSENT.]

                                    P.11.  A Beneficiary ... [check one]:

                                    a.     [X] may not
                                    b.     [ ] may

                                           ... designate a successor beneficiary to take upon the death of the first Beneficiary.
                                           [NOTE: THIS DESIGNATION WILL NOT OPERATE TO CHANGE ANY DESIGNATION MADE BY THE
                                           PARTICIPANT. THUS, A BENEFICIARY MAY DESIGNATE A SUCCESSOR ONLY IF SUCH DESIGNATION IS
                                           NOT INCONSISTENT WITH A DESIGNATION MADE BY THE PARTICIPANT.]

MINIMUM DISTRIBUTIONS:              P.12.  The Required Beginning Date of a Participant will be ... [check one]:
[PLAN SECS. 2.62 AND 12.7]

                                    a.     [X] the April 1 of the calendar year after the later of the calendar year in which the
                                               Participant attains age 70 1/2, or (except in the case of a Participant who is a more than five-percent owner in the Plan Year ending in the calendar year in which he/she attains age 70 1/2), the calendar year of Termination of Service.

                                               Special Effective Date [complete only if this Adoption Agreement implements a change in the Required Beginning Date from b. to a. after the Plan has been amended for
                                               GUST]:

                                               The above date will be treated as the Required Beginning Date effective ____ [month day, year]. A Participant who attained age 70 1/2 prior to this date and who has not had a Termination of Service ... [check one]:

                                               1.     [ ] may not elect to stop minimum distributions.
                                               2.     [ ] may elect to stop minimum distributions and recommence such distributions by the April 1 of the calendar year after the calendar year of his/her
                                                          Termination of Service, and the new commencement date ... [check one]:

                                                          a.     [ ] will
                                                          b.     [ ] will not

                                                          ... be treated as a new Benefit Starting Date for purposes of the Plan.
                                                          [NOTE: THE OPTION TO STOP MINIMUM DISTRIBUTIONS DOES NOT APPLY TO A
                                                          PARTICIPANT WHO IS A MORE THAN FIVE-PERCENT OWNER IN THE PLAN YEAR ENDING
                                                          IN THE CALENDAR YEAR IN WHICH HE/SHE ATTAINS AGE 70 1/2.]

                                    b.     [ ] the April 1 of the calendar year after the Participant attains age 70 1/2. [NOTE:
                                               THIS OPTION IS NOT APPROPRIATE FOR A NEW PLAN WITH AN ORIGINAL EFFECTIVE DATE ON OR
                                               AFTER JANUARY 1, 1997.]

                                    P.13.  To determine the minimum distribution required to be made to a Participant prior to death, ... [check one]: [NOTE: ONLY THE LIFE EXPECTANCY OF THE PARTICIPANT AND HIS/HER
                                           SPOUSE BENEFICIARY ARE ELIGIBLE FOR RECALCULATION.]

                                    a.     [ ] the Participant can elect the life expectancies to be recalculated. In the absence of an election, ... [check one]:

                                               1.     [ ] the life expectancy of the Participant will be recalculated annually, and the life expectancy of his/her Spouse Beneficiary ... [check one]:

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
                                                       a.     [ ] also will be recalculated annually.
                                                       b.     [ ] will not be recalculated.

                                            2.     [ ] life expectancies will not be recalculated.

                                 b.     [X] the life expectancy of the Participant will be recalculated annually, and the life expectancy of his/her Spouse Beneficiary ... [check one]:

                                            1.     [X] also will be recalculated annually.
                                            2.     [ ] will not be recalculated.

                                 c.     [ ] life expectancies will not be recalculated.

                                 P.14.  To determine the minimum distribution required to be made to a Beneficiary when the Participant dies prior to the Required Beginning Date (and prior to commencement of an irrevocable annuity), the 5-year rule ... [check one]:

                                 a.     [X] applies in all cases. [Skip to Section Q.]
                                 b.     [ ] applies, except that ... [check each that applies]:

                                            1.     [ ] a Spouse Beneficiary
                                            2.     [ ] any Beneficiary

                                            ... may elect to have minimum distributions commence by December 31 of the year following the year of the Participant's death, and such minimum distributions may continue beyond the 5-year limit. ... [check if applicable]:

                                            3.     [ ] A Spouse Beneficiary may further elect to have minimum distributions commence at any time prior to December 31 of the calendar year in which the
                                                       Participant would have reached age 70 1/2.

                                 P.15.  To determine the minimum distribution required to be made to a Spouse
                                        Beneficiary when the Participant dies prior to the Required Beginning Date (and prior to commencement of an irrevocable annuity), ... [check one]:

                                 a.     [ ] the Spouse Beneficiary can elect whether his/her life expectancy is to be recalculated. In the absence of an election, life expectancy ...
                                            [check one]:

                                            1.     [ ] will be recalculated annually.
                                            2.     [ ] will not be recalculated.

                                 b.     [ ] the life expectancy of the Spouse Beneficiary will be recalculated annually.
                                 c.     [ ] the life expectancy of the Spouse Beneficiary will not be recalculated.

Q.   TOP-HEAVY PROVISIONS

TOP-HEAVY ELIGIBLE               Q.1.   A Top-Heavy Eligible Participant is an Active Participant at some time during the Plan
PARTICIPANT:                            Year who is an Employee on the last day of the Plan Year and who is a Non-Key Employee
[PLAN SEC. 17.4(k)]                     ... [check if applicable]:

                                 a.     [ ] or a Key Employee

                                        ... with respect to the Plan Year.

TOP-HEAVY CONTRIBUTION           Q.2.   If the Plan is Top-Heavy and a defined contribution minimum must be provided
REQUIREMENT:                            under this Plan, the minimum contribution requirement will be satisfied ...
[PLAN SEC. 17.1]                        [check one]:

                                 a.     [X] by means of an additional contribution made solely on behalf of the Top-Heavy
                                            Eligible Participants. [NOTE: UNDER THIS OPTION, THE EMPLOYER SAFE-HARBOR AND/OR REGULAR
                                            PROFIT SHARING CONTRIBUTION WILL BE DETERMINED OR ALLOCATED AS PROVIDED IN SECTION H.
                                            AND/OR J, AND ADDITIONAL CONTRIBUTIONS WILL BE MADE AS NECESSARY TO SATISFY PLAN SEC.
                                            17.1(a).]

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
                                 b.     [ ] by modification of the otherwise applicable contribution formula or allocation method for the Employer Safe-Harbor or Regular Profit Sharing Contributions in
                                            accordance with Plan Sec. 17.1(b). [NOTE: THIS OPTION IS NOT APPROPRIATE IF THE PLAN
                                            DOES NOT OTHERWISE PROVIDE FOR AN EMPLOYER SAFE-HARBOR OR REGULAR PROFIT SHARING
                                            CONTRIBUTION. UNDER THIS OPTION, THE EMPLOYER SAFE-HARBOR AND/OR REGULAR PROFIT SHARING
                                            CONTRIBUTIONS WILL NOT BE DETERMINED OR ALLOCATED AS PROVIDED IN SECTION H. AND/OR J.,
                                            BUT WILL INSTEAD BE DETERMINED OR ALLOCATED AS PROVIDED IN PLAN SEC. 17.1(b).]

TOP-HEAVY VESTING SCHEDULE:      Q.3.   If the Plan was, but has ceased to be, Top-Heavy, the applicable vesting schedule specified
[PLAN SEC. 17.2]                        in Plan Sec. 17.2 will ... [check one]:

                                 a.     [ ] cease to apply. [NOTE: THIS WILL BE TREATED AS AN AMENDMENT TO THE VESTING SCHEDULE
                                            THAT IS SUBJECT TO THE PARTICIPANT ELECTION SPECIFIED IN PLAN SEC. 10.2(k).]
                                 b.     [X] continue to apply to all Participants.
                                 c.     [ ] continue to apply to any Participant who has three or more years of vesting Service as of the last day the Plan is Top-Heavy (but not any other Participant).

                                        [NOTE: IF THE VESTING SCHEDULE SPECIFIED IN PLAN SEC. 17.2 CONTINUES TO APPLY, A
                                        PARTICIPANT'S VESTED PERCENTAGE WILL BE THE GREATER OF THE VESTED PERCENTAGE UNDER SUCH
                                        SCHEDULE OR THE VESTING SCHEDULE THAT OTHERWISE APPLIES UNDER THE PLAN.]

COORDINATION WITH OTHER          Q.4.   Does any Controlled Group Member maintain another qualified plan? [check one]:
QUALIFIED PLANS:
[PLAN SEC. 17.1]                 a.     [X] No. [Skip to Section R.]
                                 b.     [ ] Yes.

                                 Q.5.   If this Plan is Top-Heavy, and if a Participant also is covered under another qualified defined contribution plan, the defined contribution minimum will be provided under ...
                                        [check one]:

                                 a.     [ ] N/A - no such plan exists.
                                 b.     [ ] the following plan [specify name]:___.
                                 c.     [ ] this Plan.

                                 Q.6.   If this Plan is Top-Heavy, and if a Participant also is covered under a qualified defined benefit plan, ... [check one]:

                                 a.     [ ] N/A - no such plan exists. [Skip to Section R.]
                                 b.     [ ] a defined benefit minimum of 2% per year of service (up to 20%) will be provided under the defined benefit plan.
                                 c.     [ ] a defined contribution minimum of 5% will be provided under the defined contribution plan designated in Q.5. (or if there is no other defined contribution plan, or if another defined contribution plan is designated in Q.5. but the Participant is not covered under such plan, then under this Plan).
                                 d.     [ ] other [specify manner in which top-heavy benefit will be provided; attach addendum if necessary]:___.

                                 Q.7.   The Top-Heavy Ratio will be determined using the following interest rate and mortality assumptions to value accrued benefits under defined benefit plans [complete]:

                                            Interest:   ______%
                                            Mortality:  ______.

R. CODE SECTION 415 COORDINATION

415 COMPENSATION:                R.1.   The 415 Compensation of a Participant is his/her ... [check one]:
[PLAN SEC. 18.4(b)]

                                 a.     [X] Plan Compensation determined without regard to any exclusions elected in E.2. and without regard to the compensation limit imposed under Code Section 401(a)(17).
                                 b.     [ ] earnings required to be reported in the Wages, Tips and other Compensation box of
                                            Form W-2.
                                 c.     [ ] earnings for purposes of Code Section 415(c)(3).
                                 d.     [ ] earnings for purposes of federal income for withholding.

                                        [NOTE: FOR LIMITATION YEARS BEGINNING ON OR AFTER JANUARY 1, 1998, 415 COMPENSATION INCLUDES
                                        ELECTIVE DEFERRALS AND ANY CONTRIBUTIONS MADE AT THE ELECTION OF THE PARTICIPANT TO A
                                        CAFETERIA PLAN THAT IS EXCLUDED FROM GROSS INCOME UNDER CODE SECTION. 125.]

LIMITATION YEAR:                 R.2.   The Limitation Year with respect to the Plan is the ... [check one of a. or b., and check
[PLAN SEC. 18.4(h)]                     c. if it applies]:

                                 a.     [X] Plan Year.
                                 b.     [ ] twelve-consecutive-month period ending each ______ [month day].

                                        [check c. if the Limitation Year has been amended]

                                 c.     [ ] The Limitation Year has been amended. The last Limitation Year before the amendment ended ____ [month day, year], and the short Limitation Year resulting from the amendment began on the next day and ended ____ [month day, year].

CORRECTION METHOD:               R.3    If Excess Annual Additions have been made under the Plan, the correction will be made using
[PLAN SEC. 18.1(b)]                     the ... [check one]: [NOTE: THE FOLLOWING CORRECTION METHOD APPLIES ONLY AFTER EMPLOYEE
                                        PRE-TAX AND AFTER-TAX CONTRIBUTIONS FOR THE LIMITATION YEAR HAVE BEEN REFUNDED TO THE
                                        PARTICIPANT.]

                                 a.     [ ] individual reduction method - that is, the Excess Annual Additions will remain in the Participant's Account (so long as he/she remains an Active Participant) and will reduce Employer Contributions made on behalf of such Participant in future Limitation
                                            Years.

                                 b.     [X] suspense account method - that is, the Excess Annual Additions will be placed in the
                                            Pending Allocation Account and will reduce Employer Contributions of all Participants in future Limitation Years.

                                 c.     [ ] current allocation method - that is, the Excess Annual Additions will be reallocated among other Active Participants as of the last day of the current Limitation Year in proportion to Plan Compensation.

                                 R.4.   If a Pending Allocation Account is ever maintained to hold Excess Annual Additions, such
                                        Account ... [check one]: [NOTE: AN ELECTION MUST BE MADE EVEN IF THE INDIVIDUAL REDUCTION
                                        METHOD IS USED TO CORRECT EXCESS ANNUAL ADDITIONS, BECAUSE EXCESS ANNUAL ADDITIONS THAT
                                        REMAIN IN A PARTICIPANT'S CONTRIBUTION ACCOUNTS AT TERMINATION OF SERVICE MUST THEN BE
                                        CREDITED TO A PENDING ALLOCATION ACCOUNT.]

                                 a.     [X] will
                                 b.     [ ] will not

                                        ... share in investment gains and losses under the Plan.

COORDINATION WITH OTHER PLANS:   R.5.   Does any Controlled Group Member maintain (i) another qualified defined contribution plan
[PLAN SEC. 18.2 AND 18.3]               (other than another master or prototype plan), (ii) a simplified employee pension as defined in Code Section 408(a), (iii) a welfare benefit fund as defined in Code Section 419(e), or
                                        (iv) an individual medical account as defined in Code Section 415(1)(2), under which amounts are treated as Annual Additions with respect to any Participant in this Plan? [check one]:

                                 a.     [X] No. [Skip to Section S.]
                                 b.     [ ] Yes.

                                 R.6.   If a Participant is covered under another qualified defined contribution plan (other than a master or prototype plan) or under a simplified employee pension, welfare benefit fund or individual medical account of a Controlled Group Member, ... [check one]:

                                 a.     [ ] the method used to coordinate the limit on Annual Additions will be the same method that would be used for a master or prototype plan under Plan Sec. 18.2(a).

                                 b.     [ ] the Excess Annual Additions will be attributed ... [check one]:

                                            1.     [ ] last
                                            2.     [ ] first

                                            ... to this Plan.

                                 c.     [ ] other [specify the method that will be used to coordinate the annual addition limits in a manner that precludes discretion; attach addendum if necessary]: _____ .

S. SPECIAL TESTING RULES

[NOTE: IF THIS ADOPTION AGREEMENT AMENDS THE PLAN TO RETROACTIVELY COMPLY WITH THE SMALL BUSINESS JOB PROTECTION ACT OF 1996 AND THE TAXPAYER RELIEF ACT OF 1997, COMPLETE AND ATTACH THE "SPECIAL TESTING RULES ADDENDUM".]

HIGHLY COMPENSATED EMPLOYEES:    S.1.   An Employee will be a Highly Compensated Employee if he/she is a more than five-percent
[PLAN SEC. 2.35]                        owner at any time during the current Plan Year or the twelve-consecutive-month period immediately preceding the current Plan Year. [NOTE: THE CONSTRUCTIVE OWNERSHIP RULES UNDER
                                        CODE SECTION 318 APPLY FOR DETERMINING WHO IS A MORE THAN FIVE-PERCENT OWNER.]

                                        An Employee also will be a Highly Compensated Employee if his/her Compensation during the look-back period exceeded the limit in effect under Code Section 414(q)(1)(b) ... [check if applicable]: [NOTE: THE FOLLOWING ELECTION CAN ONLY BE MADE IF IT IS MADE IN ALL PLANS OF
                                        ALL CONTROLLED GROUP MEMBERS.]

                                 a.     [ ] and the Employee was in the top-paid group for the look-back period.

                                 S.2.   The look-back period is the ... [check one]:

                                 a.     [X] twelve-consecutive-month period immediately preceding the current Plan Year.
                                 b.     [ ] calendar year ending within the current Plan Year. [NOTE: THIS ELECTION IS NOT
                                            APPROPRIATE IF THE PLAN YEAR IS THE CALENDAR YEAR, AND CAN ONLY BE MADE IF IT IS MADE IN
                                            ALL PLANS (OTHER THAN CALENDAR YEAR PLANS) OF ALL CONTROLLED GROUP MEMBERS.]

[NOTE: COMPLETE S.3. THROUGH S.10. ONLY IF THE PLAN HAS AN EMPLOYEE PRE-TAX OR AFTER-TAX COMPONENT.]

ADP/ACP TESTING METHOD:          S.3.       The Actual Deferral Percentage Test and the Actual Contribution Percentage Test will be
[PLAN SEC. 19.2 AND 19.3]                   applied using the ... [select the method being used for the Plan Year for which this
                                            Adoption Agreement is effective]: [NOTE: IF THE PLAN IS DESIGNATED AS A SAFE-HARBOR
                                            PLAN, IT WILL BE DEEMED TO BE USING THE CURRENT YEAR TESTING METHOD - THUS, B. MUST BE
                                            ELECTED BELOW.]

                                 a.     [X] prior year testing method. [NOTE: IF THE PLAN FIRST IS REQUIRED TO APPLY THE ACTUAL
                                            DEFERRAL PERCENTAGE TEST OR ACTUAL CONTRIBUTION PERCENTAGE TEST IN A PLAN YEAR BEGINNING
                                            ON OR AFTER JANUARY 1, 1997 (AND THE PLAN IS NOT A SUCCESSOR PLAN), AND THE PRIOR YEAR
                                            TESTING METHOD IS USED FOR SUCH PLAN YEAR, THEN THE TEST WILL BE APPLIED FOR SUCH PLAN
                                            YEAR USING THE GREATER OF (i) 3%, OR (ii) THE ACTUAL DEFERRAL PERCENTAGE OR ACTUAL
                                            CONTRIBUTION PERCENTAGE, AS APPROPRIATE, OF THE NON-HIGHLY COMPENSATED EMPLOYEES FOR
                                            SUCH PLAN YEAR.]

                                 b.     [ ] current year testing method. [NOTE: THE CURRENT YEAR TESTING ELECTION CAN BE CHANGED
                                            ONLY UNDER CIRCUMSTANCES PRESCRIBED BY THE IRS.]

OTHER ELECTIONS REGARDING        S.4.   In applying the Actual Deferral Percentage Test, ... [check each that applies]:
ADP/ACP TESTING:
                                 a.     [X] Employer Regular Matching Contributions (to the extent such contributions satisfy the requirements to be Employer Qualified Matching Contributions (QMACs))

[PLAN SEC. 19.2, 19.3 AND 19.4]  b.     [X] Employer Regular Profit Sharing Contributions (to the extent such contributions satisfy the requirements to be Employer Qualified Profit Sharing Contributions (QNECs))

                                         ...  may be taken into account under such test at the discretion of the Plan
                                            Administrator.

                                 S.5.   In applying the Actual Contribution Percentage Test, ... [check each that applies]:

                                 a.     [X] Employee Pre-Tax Contributions
                                 b.     [X] Employer Regular Profit Sharing Contributions (to the extent such contributions satisfy the requirements to be Employer Qualified Profit Sharing Contributions (QNECs))

                                        ... may be taken into account under such test at the discretion of the Plan
                                            Administrator.

                                        [NOTE: EMPLOYER QUALIFIED MATCHING (QMACs) AND QUALIFIED PROFIT SHARING (QNECs)
                                        CONTRIBUTIONS (IF PERMITTED UNDER THE PLAN) MAY IN ALL CASES BE TAKEN INTO ACCOUNT IN
                                        APPLYING THE ACTUAL DEFERRAL PERCENTAGE TEST AND ACTUAL CONTRIBUTION PERCENTAGE TEST. ALSO,
                                        EMPLOYER SAFE-HARBOR PROFIT SHARING CONTRIBUTIONS MAY BE TAKEN INTO ACCOUNT IN APPLYING THE
                                        ACTUAL CONTRIBUTION PERCENTAGE TEST, BUT ONLY TO THE EXTENT THEY EXCEED THE MINIMUM
                                        CONTRIBUTION REQUIRED TO QUALIFY AS SAFE-HARBOR CONTRIBUTIONS UNDER CODE SECTION 401(k).]

                                 S.6.   If Employee After-Tax Contributions are allowed under the Plan, Employee Pre-Tax
                                        Contributions ... [check one]:

                                 a.     [X] N/A - Employee After-Tax Contributions are not allowed under the Plan.
                                 b.     [ ] may not
                                 c.     [ ] may at the discretion of the ... [check one]:

                                            1.     [ ] Plan Administrator
                                            2.     [ ] affected Participant

                                        ... be recharacterized as Employee After-Tax Contributions to the extent necessary to satisfy the Actual Deferral Percentage Test.

                                        [NOTE: RECHARACTERIZATION IS PERMISSIBLE ONLY IF THE PLAN USES THE CURRENT YEAR TESTING
                                        METHOD AND THE PLAN CURRENTLY ALLOWS EMPLOYEE AFTER-TAX CONTRIBUTIONS, AND THEN ONLY IF THE
                                        RECHARACTERIZED AMOUNT, IN COMBINATION WITH EMPLOYEE AFTER-TAX CONTRIBUTIONS, DOES NOT
                                        EXCEED ANY LIMITS OTHERWISE IMPOSED UNDER THE PLAN ON EMPLOYEE AFTER-TAX CONTRIBUTIONS.]

                                 S.7.   If Employer Regular Matching Contributions are forfeited as Excess Aggregate Contributions, such forfeited amounts will be ... [check a., or check one of b. through d.]:

                                 a.     [ ] N/A - the Plan provides for full and immediate vesting of Employer Regular Matching
                                            Contribution Accounts.
                                 b.     [X] applied in the same manner as any other Forfeiture from an Employer Regular Matching
                                            Contribution Account.
                                 c.     [ ] allocated as of the last day of the Plan Year to which such Employer Regular Matching
                                            Contributions relate among the Non-Highly Compensated Employees with respect to such
                                            Plan Year who are Active Participants in the ... [check one]:

                                            1.     [ ] Employee Pre-Tax Component
                                            2.     [ ] Employer Regular Matching Component
                                            3.     [ ] Employer Regular Profit Sharing Component

                                            ... during such Plan Year and who have otherwise satisfied the requirements to receive a contribution under such Component for such Plan Year. The allocation will be made in proportion to the Plan Compensation for the Plan Year of each eligible Participant.

                                 d.     [ ] applied as a credit against Employer Safe-Harbor and/or Regular Matching

                                            Contributions that are made under the Plan, as and when directed by the Lead Employer.

                                 S.8.   If the multiple use test is failed for a Plan Year (after corrective contributions or distributions, if any), ... [check one]:

                                 a.     [X] the Actual Contribution Percentage
                                 b.     [ ] the Actual Deferral Percentage
                                 c.     [ ] the Actual Contribution Percentage and Actual Deferral Percentage (proportionately)

                                        ... will be reduced as necessary to satisfy such test. [NOTE: IF CONTRIBUTIONS OF THE SAME
                                        TYPE ARE MADE UNDER MORE THAN ONE PLAN, THE CORRECTION WILL BE MADE UNDER THE PLAN
                                        DESIGNATED BY THE PLAN ADMINISTRATOR.]

GAIN OR LOSS ON EXCESS           S.9.   The gain or loss allocable to Excess Elective Deferrals that are refunded to a Participant,
CONTRIBUTIONS:                          or allocable to Excess Contributions or Excess Aggregate Contributions distributed to
[PLAN SEC. 19.1(d), 19.2(d)             satisfy the Actual Deferral Percentage Test, Actual Contribution Percentage Test, or
AND 19.3(d)]                            multiple use test, will be determined using ... [check one]:

                                 a.     [X] the safe harbor method specified in the Plan.
                                 b.     [ ] a method established by the Plan Administrator that reasonably reflects the manner in which gain or loss is allocated under the Plan.

                                 S.10.  The gain or loss allocated ... [check one]:

                                 a.     [X] does not
                                 b.     [ ] does

                                        ... include gain or loss for the "gap period" - that is, the period from the end of the year to the date of distribution.

T. SPECIAL EFFECTIVE DATE RULES

                                 T.1.   The following Components are added and effective after the Original Effective Date or
                                        Amendment Effective Date specified in Section A ... [check each that applies]:

                                 a.     [ ] Employee Pre-Tax Component
                                            Effective Date:_____.

                                 b.     [ ] Employee After-Tax Component
                                            Effective Date:_____.

                                 c.     [ ] Employer Regular Matching Component
                                            Effective Date:_____[must be the first day of a Matching Contribution Period].

                                 d.     [ ] Employer Regular Profit Sharing Component
                                            Effective Date:_____.

                                 e.     [ ] Employer Qualified Matching and Qualified Profit Sharing Component
                                            Effective Date:_____.

                                 f.     [ ] Employer Prevailing Wage Component
                                            Effective Date:_____.

                                 T.2.   The effective date for the following provisions is different than the Original Effective
                                        Date or Amendment Effective Date specified in Section A ... [complete as appropriate]:

                                 a.     [X] The Trust Agreement incorporated by reference into this Agreement as it pertains to those assets contributed for the 2002 profit sharing contribution.
                                            Effective Date: December 15, 2002.

                                 b.     [ ] _____.

                                            Effective Date:_____.

                                 c.     [ ] _____.
                                            Effective Date:_____.

                                 d.     [ ] _____.
                                            Effective Date:_____.

U. FROZEN CONTRIBUTIONS ACCOUNTS

                                 U.1.   The following Components have been removed, but Contribution Accounts still exist under the
                                        Plan for contributions made under the Component (these are referred to as "Frozen"
                                        Contribution Accounts) ... [check each that applies]: [NOTE: COMPLETE THE FROZEN
                                        CONTRIBUTION ACCOUNT ADDENDUM.]

                                 a.     [X] Employee Rollover Component
                                 b.     [ ] Employee After-Tax Component
                                 c.     [ ] Employee Deductible Component
                                 d.     [ ] Employee Safe-Harbor Matching and/or Safe-Harbor Profit Sharing Component
                                 e.     [X] Employer Regular Matching Component
                                 f.     [ ] Employer Regular Profit Sharing Component (including Prevailing Wage Component)
                                 g.     [ ] Employer Qualified Matching and/or Qualified Profit Sharing Component
                                 h.     [ ] Employer Pension Component

V. OTHER INFORMATION FOR THE PARTICIPATING EMPLOYERS

                                 Failure to fill out this Adoption Agreement completely and correctly may result in failure of the
                                 Plan to qualify under Code Section 401(a).

                                 The Plan Administrator is responsible for administration of the Plan, including the filing of the annual report on Form 5500 and the preparation and delivery of summary plan descriptions, summaries of material modifications and summary annual reports. The Lead Employer and other fiduciaries agree to obtain bonds as required by law. [ERISA Section 412.]

                                 Inquiries regarding the adoption of the Plan, the meaning of its provisions or the effect of the opinion letter should be directed to the financial organization or other entity from which the Lead
                                 Employer obtained the Plan or to the Sponsor of the Prototype.

W. SPONSOR OF THE PROTOTYPE

                                 The Sponsor of the Prototype is Scudder Trust Company

                                       Scudder Trust Company
                                       11 Northeastern Boulevard
                                       Salem, NH 03079-1953
                                       Phone Number: (617) 295-1000

                                 The Sponsor of the Prototype (or its authorized representative) will inform the Lead Employer if any amendments are made to the Prototype Defined Contribution Plan, or if the Prototype Defined
                                 Contribution Plan is discontinued or abandoned.

           [The remaining portion of the page is intentionally blank]

X. RELIANCE ON IRS OPINION LETTER

                                 The Participating Employers may rely on an opinion letter issued by the Internal Revenue Service
                                 ("IRS") as evidence that the Plan is qualified under Code Section 401(a) only to the extent provided in Announcement 2001-77, 2001-30 I.R.B.

                                 The Participating Employers may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to the Plan and in Announcement 2001-77.

                                 In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the
                                 Internal Revenue Service.

                                 This Adoption Agreement may be used only in conjunction with Basic Plan Document #03.


Y. LEAD EMPLOYER SIGNATURE

IN WITNESS WHEREOF, the Lead Employer has caused this Adoption Agreement to be adopted effective as of the Original Effective Date or Amendment Effective Date (in Section A. Preamble).

YOU SHOULD CONSULT WITH AN ATTORNEY OR OTHER INDEPENDENT QUALIFIED ADVISOR AS TO THE LEGAL AND TAX EFFECT OF ADOPTING THE PLAN.

Date signed: _______________________  Lead Employer: Range Resources Corporation

                                      By: ______________________________________

                                          Name [print]: ________________________

                                          Its [title]:  ________________________

Z.   TRUSTEE OR CUSTODIAN SIGNATURE

                                      FOR TRUST AGREEMENT

The Trustee(s) hereby accepts appointment as such in accordance with the Prototype Trust Agreement.

FOR INDIVIDUAL TRUSTEE(S) SERVING PURSUANT TO THE "TRUST AGREEMENT FOR INDIVIDUAL TRUSTEES" (ATTACH ADDITIONAL SHEETS IF NECESSARY)

Date signed:_______________________________

Effective:_________________________________

Trustee (1):______

___________________________________________
Signature

Trustee (2):______

___________________________________________
Signature

Trustee (3):______

___________________________________________
Signature

Trustee (4):______

___________________________________________
Signature

FOR A FINANCIAL ORGANIZATION SERVING PURSUANT TO THE "TRUST AGREEMENT FOR DIRECTED TRUSTEE" OR THE "TRUST AGREEMENT WITH DISCRETIONARY TRUSTEE OPTION"

Date signed:_______________________________

Effective:_________________________________

Trustee: Scudder Trust Company

By: _______________________________________

    Name [print]:__________________________

    Its [title]:___________________________

[additional signature is optional]

And: ______________________________________

     Name [print]:_________________________

     Its [title]:__________________________

                                       OR

                             FOR CUSTODIAL AGREEMENT

The Custodian hereby accepts its appointment as such in accordance with the Custodial Agreement.

Date signed:________________________        Custodian: _________________________

Effective:__________________________
                                            By: ________________________________

                                                Name [print]:___________________

                                                Its [title]:____________________

                              SCUDDER TRUST COMPANY
                       PROTOTYPE DEFINED CONTRIBUTION PLAN

                          PREDECESSOR EMPLOYER ADDENDUM

The following Predecessor Employers are covered by Section D.13. of the Adoption Agreement (in addition to those listed in Section D.13. of the Adoption Agreement):

Employment with the following Predecessor Employer(s) which did not maintain the Plan ... [complete as appropriate]: [NOTE: CODE SECTION 414(a) REQUIRES THAT SERVICE WITH A PREDECESSOR EMPLOYER BE TAKEN INTO ACCOUNT IF A PLAN OF THE PREDECESSOR EMPLOYER IS MAINTAINED BY A CONTROLLED GROUP MEMBER. THE SERVICE CREDIT IS IN ADDITION TO THAT REQUIRED UNDER CODE SECTION 414(a).]

Name:_____.
Employer Identification Number:.

.... counts as Service for ... [check each that applies]:

1.     [ ] eligibility purposes, with Service with the Predecessor Employer calculated based on ... [check one]:

           a.     [ ] Hours of Service from ... [check one]:

                      1.     [ ] last date of hire.
                      2.     [ ] original date of hire.
                      3.     [ ] other [specify]:_______.

           b.     [ ] elapsed time from ... [check one]:

                      1.     [ ] last date of hire.
                      2.     [ ] original date of hire.
                      3.     [ ] other [specify]:_______.

2.     [ ] vesting purposes, with Service with the Predecessor Employer calculated based on ... [check one]:

           a.     [ ] Hours of Service from ... [check one]:

                      1.     [ ] last date of hire.
                      2.     [ ] original date of hire.
                      3.     [ ] other [specify]:_______.

           b.     [ ] elapsed time from ... [check one]:

                      1.     [ ] last date of hire.
                      2.     [ ] original date of hire.
                      3.     [ ] other [specify]:_______.

           However, prior service credit for vesting purposes will be limited to ________ years. [complete if desired.]

3.     [ ] determining whether the Participant is entitled to share in the
           Employer Regular Matching or Regular Profit Sharing Contribution. For such Participant, the compensation paid by the Predecessor
           Employer ... [check one]:

           a.     [ ] is not
           b.     [ ] is

           ... counted as Plan Compensation for purposes of determining or allocating the Employer Regular Matching or Regular Profit Sharing Contribution for the first year of participation under this Plan.

Name:______.
Employer Identification Number:______.

.... counts as Service for ... [check each that applies]:

1.     [ ] eligibility purposes, with Service with the Predecessor Employer calculated based on ... [check one]:

           a.     [ ] Hours of Service from ... [check one]:

                      1.     [ ] last date of hire.
                      2.     [ ] original date of hire.
                      3.     [ ] other [specify]:_______.

           b.     [ ] elapsed time from ... [check one]:

                      1.     [ ] last date of hire.
                      2.     [ ] original date of hire.
                      3.     [ ] other [specify]:_______.

2.     [ ] vesting purposes, with Service with the Predecessor Employer calculated based on ... [check one]:

           a.     [ ] Hours of Service from ... [check one]:

                      1.     [ ] last date of hire.
                      2.     [ ] original date of hire.
                      3.     [ ] other [specify]:_______.

           b.     [ ] elapsed time from ... [check one]:

                      1.     [ ] last date of hire.
                      2.     [ ] original date of hire.
                      3.     [ ] other [specify]:_______.

           However, prior service credit for vesting purposes will be limited to__________years. [complete if desired.]

3.     [ ] determining whether the Participant is entitled to share in the
           Employer Regular Matching or Regular Profit Sharing Contribution. For such Participant, the compensation paid by the Predecessor
           Employer ... [check one]:

           a.     [ ] is not
           b.     [ ] is

           ... counted as Plan Compensation for purposes of determining or allocating the Employer Regular Matching or Regular Profit Sharing Contribution for the first year of participation under this Plan.

                     ATTACH ADDITIONAL SHEETS IF NECESSARY.

                              SCUDDER TRUST COMPANY
                       PROTOTYPE DEFINED CONTRIBUTION PLAN

                         PARTICIPATING EMPLOYER ADDENDUM

The following Controlled Group Members are Participating Employers in the Plan (in addition to those listed in Section B.3. of the Adoption Agreement):

Participating Employer:

          Name:   _____.
          EIN:____.

Participating Employer:

          Name:   _____.
          EIN:____.

Participating Employer:

          Name:   _____.
          EIN:____.

Participating Employer:

          Name:   _____.
          EIN:____.

Participating Employer:

          Name:   _____.
          EIN:____.

Participating Employer:

          Name:   _____.
          EIN:____.

Participating Employer:

          Name:   _____.
          EIN:____.

Participating Employer:

          Name:   _____.
          EIN:____.

Participating Employer:

          Name:   _____.
          EIN:____.

Participating Employer:

          Name:   _____.
          EIN:____.

                     ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                                                       SCUDDER
                                                                     INVESTMENTS

SCUDDER TRUST COMPANY
PROTOTYPE DEFINED CONTRIBUTION PLAN

SUPPLEMENTAL INFORMATION - LEAD EMPLOYER

LEAD EMPLOYER INFORMATION

LEAD EMPLOYER:    B.1    a.     Lead Employer Name: Range Resources Corporation
[B.1]
                  B.2.   Complete the following information about the Lead Employer ... [complete]:

                  a.     Address ... [complete]:

                         1.     Lead Employer EIN: 34-1312571
                         2.     SIC Code: 324110
                         3.     Address: 777 Main Street Suite 800
                         4.     City: Fort Worth
                         5.     State: Texas
                         6.     Zip Code: 76102
                         7.     Phone Number: 817-870-2601

                  b.     Fiscal year end ... [check one]:

                         1.     [X]     December 31 ____________ [month year]
                         2.     [ ]     52/53 week year: [describe]: ______________________________________

                  c.     Type of business entity ... [check one]:

                         1.     [X]     C Corporation
                         2.     [ ]     S Corporation
                         3.     [ ]     Limited Liability Corporation
                         4.     [ ]     Partnership
                         5.     [ ]     Limited Liability Partnership
                         6.     [ ]     Sole Proprietorship
                         7.     [ ]     other [specify]: ______

                  d.     Is the Lead Employer a Participating Employer in the Plan?

                         1.     [X]     Yes
                         2.     [ ]     No

                  e.     Contact person for Lead Employer ... [complete]:

                         1.     Name: Carol Culpepper
                         2.     Phone Number: 817-870-2601
                         3.     E-mail: _________________________________

                  B.2.1. Are there other business entities that are part of the controlled (or affiliated service)
                         group of the Lead Employer? ...

                         a.     [ ]     Yes [NOTE: FOR EACH CONTROLLED (OR AFFILIATED SERVICE) GROUP MEMBER,
                                        COMPLETE THE SHEET LABELED SUPPLEMENTAL INFORMATION - CONTROLLED GROUP
                                        MEMBERS]
                         b.     [X]     No

                                                                       SCUDDER
                                                                     INVESTMENTS

SCUDDER TRUST COMPANY
PROTOTYPE DEFINED CONTRIBUTION PLAN

SUPPLEMENTAL INFORMATION - FUNDING VEHICLE

FUNDING INFORMATION

[INSTRUCTION: COMPLETE THE FOLLOWING IF AN INDIVIDUAL OR A COMMITTEE OF INDIVIDUALS IS A "TRUSTEE" OF ALL OR ANY PORTION OF THE PLAN ASSETS.]

FUNDING VEHICLE:  C.5.   The Trustee is the following individual or committee of individuals ...
[C.5]                    [complete]:

                  1.     individual trustee(s) ... [complete]:

                         a.     List the trustee(s)

                         1.     Name: __________________________________________________________________
                         2.     Name: __________________________________________________________________
                         3.     Name: __________________________________________________________________
                         4.     Name: __________________________________________________________________
                         5.     Name: __________________________________________________________________
                         6.     Name: __________________________________________________________________
                         7.     Name: __________________________________________________________________
                         8.     Name: __________________________________________________________________

                         b.     Trustee contact ... [complete]:

                         1.     Name: __________________________________________________________________
                         2.     Address: _______________________________________________________________
                         3.     City: __________________________________________________________________
                         4.     State: _________________________________________________________________
                         5.     Zip Code: ______________________________________________________________
                         6.     Phone Number: __________________________________________________________
                         7.     E-mail: ________________________________________________________________

[INSTRUCTION: COMPLETE THE FOLLOWING IF A FINANCIAL ORGANIZATION IS A "TRUSTEE" OF ALL OR ANY PORTION OF THE PLAN ASSETS.]

FUNDING VEHICLE:  C.5.   The Trustee is the following financial organization ... [complete]:
[C.5]
                  2.     a financial organization serving pursuant to the Trust Agreement ... [check one]:

                         c.     [X]     Scudder Trust Company
                                        11 Northeastern Boulevard
                                        Salem, N.H. 03079
                                        EIN: 02-0443137

                         d.     [ ]     Trustee information ... [complete]:

                                1.      Name: _____________________________________________________________
                                2.      EIN: ______________________________________________________________
                                3.      Address: __________________________________________________________
                                4.      City: _____________________________________________________________
                                5.      State: ____________________________________________________________
                                6.      Zip Code: _________________________________________________________

                                Trustee contact ... [complete]:

                                7.      Name: _____________________________________________________________
                                8.      Phone Number: _____________________________________________________
                                9.      E-mail: ___________________________________________________________

[INSTRUCTION: COMPLETE THE FOLLOWING IF A FINANCIAL ORGANIZATION IS A "CUSTODIAN" OF ALL OR ANY PORTION OF THE PLAN ASSETS.]

FUNDING VEHICLE:  C.5.   The Custodian is the following financial organization ... [complete]:
[C.5]
                  1.     Custodian information ... [complete]:

                         a.     Name: __________________________________________________________________
                         b.     EIN: ___________________________________________________________________
                         c.     Address: _______________________________________________________________
                         d.     City: __________________________________________________________________
                         e.     State: _________________________________________________________________
                         f.     Zip Code: ______________________________________________________________

                  2.     Custodian contact ... [complete]:

                         a.     Name: __________________________________________________________________
                         b.     Phone Number: __________________________________________________________
                         c.     E-mail: ________________________________________________________________

[INSTRUCTION: COMPLETE THE FOLLOWING IF THE PLAN IS FUNDED IN WHOLE OR IN PART THROUGH A GROUP ANNUITY CONTRACT WITH AN INSURANCE COMPANY (OTHER THAN A GROUP ANNUITY CONTRACT HELD AS AN ASSET OF A TRUST).]

FUNDING VEHICLE:  C.5.   The Annuity Funding Contract is with the following insurance company ... [complete]:
[C.5]

                  1.     Insurance company information ... [complete]:

                         a.     Name: __________________________________________________________________
                         b.     EIN: ___________________________________________________________________
                         c.     Address: _______________________________________________________________
                         d.     City: __________________________________________________________________
                         e.     State: _________________________________________________________________
                         f.     Zip Code: ______________________________________________________________
                         g.     Phone Number: __________________________________________________________

                  2.     The contact person is ... [complete]:

                         a.     Name: __________________________________________________________________
                         b.     Phone Number: __________________________________________________________
                         c.     E-mail: ________________________________________________________________

                                                                       SCUDDER
                                                                     INVESTMENTS

SCUDDER TRUST COMPANY
PROTOTYPE DEFINED CONTRIBUTION PLAN

SUPPLEMENTAL INFORMATION - PLAN FEATURES

PLAN FEATURE INFORMATION

AGENT FOR LEGAL PROCESS:     C.2.1  Who will be the agent for service of legal process? ... [check one]:

                             a.     [X]    The contact person for the Lead Employer
                             b.     [ ]    The following person ... [complete]:

                                    1.     Name: ___________________________________________________________
                                    2.     Address: ________________________________________________________
                                    3.     City: ___________________________________________________________
                                    4.     State: __________________________________________________________
                                    5.     Zip Code: _______________________________________________________
                                    6.     Phone Number: ___________________________________________________

RELATING TO PARTICIPANT      C.7.   Participant elections ... be changed by electronic media
ELECTIONS:                          (e.g., voice response unit or intranet)

                             a.     [X]    can
                             b.     [ ]    cannot

                             C.8    The administrative forms used for this Plan ... require approval by the Plan
                                    Administrator ... [check one]:

                             a.     [X]    will
                             b.     [ ]    will not

                             C.10   Is the Plan Administrator responsible for processing address changes? ... [check one]:

                             a.     [X]    Yes
                             b.     [ ]    No, address changes are done via telephone with the recordkeeper ... [complete]:

                                           1.     The phone number is: _____________________________________

RELATING TO INVESTMENTS:     C.11   Are participants allowed to self-direct the investment of any of their accounts? ...
                                    [check one]:

                             a.     [X]    Yes ... [complete the following]:

                                           1.     In what percentage increments can participant investment changes be made? ...
                                                  [check one]:

                                                  a.     [ ]    5%
                                                  b.     [ ]    10%
                                                  c.     [X]    other [specify]: 1 %

                                           2.     Can a participant rebalance the investment of his/her current account when he/she files investment directions for new contributions? ... [check one]:

                                                  a.     [ ]    Yes
                                                  b.     [X]    No

                             b.     [ ]    No

                             C.11.1 Does the Plan have an Investment Policy? ... [check one]:

                             a.     [X]    Yes. [NOTE: COMPLETE THE PARTICIPANT INVESTMENT POLICY QUESTIONNAIRE]
                             b.     [ ]    No

                             C.12   Are participant loans allowed from the plan? ... [check one]:

                             a.     [X]    Yes. [NOTE: COMPLETE THE PARTICIPANT LOAN POLICY QUESTIONNAIRE]
                             b.     [ ]    No

RELATING TO COLLECTIVE       C.9    Are members of any collective bargaining units eligible to participate in the Plan? ...
BARGAINING EMPLOYEES:               [check one]:

                             a.     [ ]    No

                             b.     [X]    Yes, members of the following collective bargaining units are eligible to participate in the plan ... [specify]:

                                           1. ______________________________________________________________
                                           2. ______________________________________________________________
                                           3. ______________________________________________________________
                                           4. ______________________________________________________________
                                           5. ______________________________________________________________
                                           6. ______________________________________________________________
                                           7. ______________________________________________________________
                                           8. ______________________________________________________________
                                           9. ______________________________________________________________

RELATING TO DEFERRAL         F.16   Are deferral elections (changes in enrollment percentage, etc.) - other than the initial
CHANGES:                            election - required to be done electronically (that is, by voice response or web)? ...
                                    [check one]:

                             a.     [ ]    Yes
                             b.     [X]    No, a participant can make changes via paper form ... .[complete]:

                                           1.     Can a participant elect a deferred date on which a change in his/her deferral percentage will take effect? ... [check one]:

                                                  a.     [X]    No, all changes are effective as soon as administratively
                                                                practicable after the form is filed.
                                                  b.     [ ]    Yes, a participant can specify a later date on which a change will take effect.

                             F.17   The initial deferral election can be made ... [check each that applies]:

                             a.     [X]    on a paper enrollment form.
                             b.     [X]    electronically (that is, by voice response or web).

RELATING TO ROLLOVER         L.4    Will the Plan accept a personal check for rollovers? ... [check one]:
CONTRIBUTIONS:
                             a.     [ ]    Yes
                             b.     [X]    No, only cashier's checks or money orders will be accepted.

RELATING TO DISTRIBUTIONS:   P.16   Is a Participant allowed to specify the Contribution Account from which a withdrawal or distribution is to be made? ... [check one]:

                             a.     [ ]    N/A [NOTE: THIS OPTION IS APPROPRIATE ONLY IF THERE IS ONLY ONE CONTRIBUTION
                                           ACCOUNT OR IF WITHDRAWALS OR DISTRIBUTIONS CAN NEVER BE MADE FROM MORE THAN
                                           ONE CONTRIBUTION ACCOUNT.]
                             b.     [ ]    Yes
                             c.     [X]    No

                             P.17   Does the plan allow rollover checks to be sent directly to the rollover plan or IRA? ...
                                    [check one]:

                             a.     [ ]    Yes
                             b.     [X]    No, a check will be sent (made payable to the rollover plan or IRA) to the
                                           Participant.

                             P.18.  Will a rollover option to a specific financial organization be available on the rollover forms? ... [check one]:

                             a.     [X]    Yes, the following financial organization ... [specify]:
                                           Scudder Investments
                             b.     [ ]    No, a check will be sent (made payable to the rollover plan or IRA) to the
                                    Participant.

                              SCUDDER TRUST COMPANY
                       PROTOTYPE DEFINED CONTRIBUTION PLAN

                             FROZEN ACCOUNT ADDENDUM

The following vesting and withdrawal rules apply to frozen accounts under this Plan.

A.  FROZEN EMPLOYEE ROLLOVER COMPONENT

VESTING:                 A.1.   A Participant's vested percentage in his/her Frozen Employee Rollover Contribution
[PLAN SEC. 10.2(e)]             Account will be 100% at all times.

IN-SERVICE WITHDRAWALS:  A.2.   Withdrawals are allowed from Frozen Employee Pre-Tax Contribution Accounts...
[PLAN SEC. 11.2]                [check a., or check each of b. and c. that applies]:

                         a.     [X]    for any reason and at any time.
                         b.     [ ]    for any reason after ... [check one]:

                                       1.     [ ]   Normal Retirement Age (or age 59 1/2, if later).
                                       2.     [ ]   age 59 1/2.
                                       3.     [ ]   age _____ [60 or more].

                         c.     [ ]    at any age on account of Hardship.

B.  FROZEN EMPLOYEE AFTER-TAX COMPONENT

VESTING:                 B.1.   A Participant's vested percentage in his/her Frozen Employee After-Tax Contribution
[PLAN SEC. 10.2(e)]             Account will be 100% at all times.

IN-SERVICE WITHDRAWALS:  B.2.   Withdrawals are allowed from Frozen Employee After-Tax Contribution Accounts...
[PLAN SEC. 11.2]                [check one]:

                         a.     [ ]    N/A - in-service withdrawals are not allowed.
                         b.     [ ]    for any reason and at any time.
                         c.     [ ]    for any reason after ... [check one]:

                                       1.     [ ]   Normal Retirement Age.
                                       2.     [ ]   age 59 1/2.
                                       3.     [ ]   age______.

C.  FROZEN EMPLOYEE DEDUCTIBLE COMPONENT

VESTING:                 C.1.   A Participant's vested percentage in his/her Frozen Employee Deductible Contribution
[PLAN SEC. 10.2(e)]             Account will be 100% at all times.

IN-SERVICE WITHDRAWALS:  C.2.   Withdrawals are allowed from Frozen Employee Deductible Contribution Accounts...
[PLAN SEC. 11.2]                [check one]:

                         a.     [ ]    N/A - in-service withdrawals are not allowed.
                         b.     [ ]    for any reason and at any time.
                         c.     [ ]    for any reason after ... [check one]:

                                       1.     [ ]   Normal Retirement Age.
                                       2.     [ ]   age 59 1/2.
                                       3.     [ ]   age_______.

D.  FROZEN EMPLOYER SAFE-HARBOR COMPONENT

VESTING:                 D.1.   A Participant's vested percentage in his/her Frozen Employer Safe-Harbor Matching
[PLAN SEC. 10.2(e)]             and/or Safe-Harbor Profit Sharing Contribution Account will be 100% at all times.

IN-SERVICE WITHDRAWALS:  D.2.   Withdrawals are allowed from Frozen Employer Safe-Harbor Matching and/or Safe-
[PLAN SEC. 11.2]                Harbor Profit Sharing Contribution Accounts ... [check one]:

                         a.     [ ]    N/A - in-service withdrawals are not allowed.
                         b.     [ ]    for any reason after ... [check one]:

                                       1.     [ ]   Normal Retirement Age (or age 59 1/2 if later).
                                       2.     [ ]   age 59 1/2.
                                       3.     [ ]   age_______[60 or more].

                         c.     [ ]    for Hardship after age 59 1/2.

E.  FROZEN EMPLOYER REGULAR MATCHING COMPONENT

VESTING:                 E.1.   A Participant's vested percentage in his/her Frozen Employer Regular Matching
[PLAN SEC. 10.2(e)]             Contribution Account will be ... [check one]:

                         a.     [X]    100% at all times.
                         b.     [ ]    determined under the following schedule ... [complete as desired]:

YEARS OF                                    VESTED
 SERVICE                                  PERCENTAGE
--------                                  ----------
    0                                           0%
    1                                        ____%
    2                                        ____%
    3                                        ____% [20% or more]
    4                                        ____% [40% or more]
    5                                        ____% [60% or more]
    6                                        ____% [80% or more]
7 or more                                     100%

                         c.     [ ]    determined under the following schedule ... [complete as desired]:

YEARS OF                                    VESTED
SERVICE                                   PERCENTAGE
--------                                  ----------
    0                                           0%
    1                                         ___%
    2                                         ___%
    3                                         ___%
    4                                         ___%
5 or more                                     100%

                                [NOTE: IF THE PLAN IS TOP-HEAVY, AND IF THE VESTING SCHEDULE SPECIFIED ABOVE DOES
                                NOT SATISFY THE VESTING REQUIREMENTS APPROPRIATE FOR A TOP-HEAVY PLAN UNDER PLAN
                                SEC. 17.2, THE VESTED PERCENTAGE OF THE PARTICIPANT WILL BE THE GREATER OF THE VESTED
                                PERCENTAGE DETERMINED UNDER THE VESTING SCHEDULE SPECIFIED ABOVE OR THE APPLICABLE
                                VESTING SCHEDULE SPECIFIED IN PLAN SEC. 17.2.]

TREATMENT OF FORFEITURES:        E.2.   A Pending Allocation Account that reflects Forfeitures from Frozen Employer Regular Matching
[PLAN SEC. 5.2(g)]                      Contribution Accounts ... [check one]:

                                 a.     [ ] can
                                 b.     [ ] cannot

                                        ... be applied to pay administrative expenses of the Plan if so directed by the Plan
                                        Administrator.

                                 E.3.   A Pending Allocation Account that reflects Forfeitures from Frozen Employer Regular Matching
                                        Contribution Accounts (to the extent not applied to pay administrative expenses if permitted in E.2) will be ... [check one]:

                                 a.     [ ] applied as a credit against ... [check each that applies]:

                                            1.     [ ] Employer Safe-Harbor Matching Contributions
                                            2.     [ ] Employer Safe-Harbor and/or Regular Profit Sharing Contributions

                                            ... that are made under the Plan, as and when directed by the Lead Employer.

                                 b.     [ ] allocated as of the last day of the Plan Year as an additional Employer Profit Sharing
                                            Contribution. The allocation will be made in the same manner (and as part of) any variable contribution, or in proportion to any fixed contribution, under the Plan.
                                            [NOTE: IF THE PLAN PROVIDES FOR A FIXED EMPLOYER REGULAR PROFIT SHARING CONTRIBUTION
                                            DETERMINED UNDER AN INTEGRATED FORMULA, THE PENDING ALLOCATION ACCOUNT WILL BE ALLOCATED
                                            IN PROPORTION TO PLAN COMPENSATION FOR THE PLAN YEAR.]

                                 c.     [ ] allocated as of the last day of the Plan Year in proportion to Plan Compensation for the
                                            Plan Year. The allocation will be among all eligible Participants who are eligible to receive any Employer Contribution for the Plan Year or, if there are no such
                                            Participants, among all eligible Participants who are eligible to make an Employee
                                            Contribution for the Plan Year.

IN-SERVICE WITHDRAWALS:          E.4.   Withdrawals are allowed from Frozen Employer Regular Matching Contribution Accounts ...
[PLAN SEC. 11.2]                        [check a., or check each of b. through d. that applies]:


                                 a.     [ ] N/A - in-service withdrawals are not allowed.

                                 b.     [X] for any reason after ... [check one]:

                                            1.     [ ] Normal Retirement Age.
                                            2.     [X] age 59 1/2.
                                            3.     [ ] age ______ [check each that applies]:

                                                       a.     [ ] and completion of _________ years of ... [check one]:

                                                                  1.     [ ] vesting Service.
                                                                  2.     [ ] participation in the Plan. [NOTE: PARTICIPATION IS
                                                                             MEASURED ON AN ELAPSED TIME BASIS FROM THE ENTRY
                                                                             DATE.]

                                                       b.     [ ] but only if at the time of the withdrawal the Participant is ...
                                                                  [check one]:

                                                                  1.     [ ] fully vested
                                                                  2.     [ ] at least _________ % vested

                                                                  ... in his/her Frozen Employer Regular Matching Contribution
                                                                  Account.

                                            4.     [ ] completion of _____________ years of ... [check one]:

                                                       a.     [ ] vesting Service.
                                                       b.     [ ] participation in the Plan. [NOTE: PARTICIPATION IS MEASURED ON AN
                                                                  ELAPSED TIME BASIS FROM THE ENTRY DATE.]

                                 c.     [ ] at any age on account of Hardship ... [check if applicable]:

                                            1.     [ ] but only if at the time of the withdrawal the Participant is ... [check one]:

                                                       a.     [ ] fully vested
                                                       b.     [ ] at least __________ % vested

                                                       ... in his/her Frozen Employer Regular Matching Contribution Account.

                                 d.     [ ] for any reason, but only if at the time of the withdrawal the Participant is fully vested in his/her Frozen Employer Regular Matching Contribution Account, and provided the withdrawal may not include amounts allocated to the Contribution Account within two years prior to the withdrawal ... [check if applicable]: [NOTE: THE CALCULATION OF THE
                                            MAXIMUM AMOUNT AVAILABLE FOR WITHDRAWAL IS SET FORTH IN PLAN SEC. 11.2(a).]

                                            1.     [ ] unless the Participant has completed five years of participation in the Plan.
                                                       [NOTE: PARTICIPATION IS MEASURED ON AN ELAPSED TIME BASIS FROM THE ENTRY
                                                       DATE.]

F. FROZEN EMPLOYER REGULAR PROFIT SHARING COMPONENT

VESTING:                         F.1.   A Participant's vested percentage in his/her Frozen Employer Regular Profit Sharing
[PLAN SEC. 10.2(e)]                     Contribution Account will be ... [check one]:

                                 a.     [ ] 100% at all times. [Skip to F.4.]
                                 b.     [ ] determined under the following schedule ... [complete as desired]:

 YEARS OF                          VESTED
 SERVICE                         PERCENTAGE
 --------                        ----------
    0                                  0%
    1                              _____%
    2                              _____%
    3                              _____%   [20% or more]
    4                              _____%   [40% or more]
    5                              _____%   [60% or more]
    6                              _____%   [80% or more]
7 or more                            100%

                       c.     [ ] determined under the following schedule ... [complete as desired]:

 YEARS OF                          VESTED
 SERVICE                         PERCENTAGE
 --------                        ----------
    0                                  0%
    1                              _____%
    2                              _____%
    3                              _____%
    4                              _____%
5 or more                            100%

                                        [NOTE: IF THE PLAN IS TOP-HEAVY, AND IF THE VESTING SCHEDULE SPECIFIED ABOVE DOES NOT
                                        SATISFY THE VESTING REQUIREMENTS APPROPRIATE FOR A TOP-HEAVY PLAN UNDER PLAN SEC. 17.2, THE
                                        VESTED PERCENTAGE OF THE PARTICIPANT WILL BE THE GREATER OF THE VESTED PERCENTAGE DETERMINED
                                        UNDER THE VESTING SCHEDULE SPECIFIED ABOVE OR THE APPLICABLE VESTING SCHEDULE SPECIFIED IN
                                        PLAN SEC. 17.2.]

TREATMENT OF FORFEITURES:        F.2.   A Pending Allocation Account that reflects Forfeitures from Frozen Employer Regular Profit
[PLAN SEC. 6.2(c)]                      Sharing Contribution Accounts ... [check one]:


                                 a.     [ ] can
                                 b.     [ ] cannot

                                        ... be applied to pay administrative expenses of the Plan if so directed by the Plan
                                        Administrator.

                                 F.3.   A Pending Allocation Account that reflects Forfeitures from Frozen Employer Regular Profit
                                        Sharing Contribution Accounts (to the extent not applied to pay administrative expenses if permitted in F.2) will be ... [check one]:

                                 a.     [ ] applied as a credit against ... [check each that applies]:

                                            1.     [ ] Employer Safe-Harbor and/or Regular Matching Contributions
                                            2.     [ ] Employer Safe-Harbor Profit Sharing Contributions

                                            ... that are made under the Plan, as and when directed by the Lead Employer.

                                 b.     [ ] allocated as of the last day of the Plan Year in proportion to Plan Compensation for the
                                            Plan Year. The allocation will be among all eligible Participants who are eligible to receive any Employer Contribution for the Plan Year or, if there are no such
                                            Participants, among all eligible Participants who are eligible to make an Employee
                                            Contribution for the Plan Year.

IN-SERVICE WITHDRAWALS:          F.4.   Withdrawals are allowed from Frozen Employer Regular Profit Sharing Contribution Accounts...
[PLAN SEC. 11.2]                        [check a., or check each of b. through d. that applies]:


                                 a.     [ ] N/A - in-service withdrawals are not allowed.
                                 b.     [ ] for any reason after ... [check one]:

                                            1.     [ ] Normal Retirement Age.
                                            2.     [ ] age 59 1/2.

                                            3.     [ ] age ____ ... [check each that applies]:

                                                       a.     [ ] and completion of ______ years of ... [check one]:

                                                                  1.     [ ] vesting Service.
                                                                  2.     [ ] participation in the Plan. [NOTE: PARTICIPATION IS
                                                                             MEASURED ON AN ELAPSED TIME BASIS FROM THE ENTRY DATE.]

                                                       b.     [ ] but only if at the time of the withdrawal the Participant is...
                                                                  [check one]:

                                                                  1.     [ ] fully vested
                                                                  2.     [ ] at least _____ % vested

                                                                  ... in his/her Frozen Employer Regular Profit Sharing Contribution
                                                                  Account.

                                            4.     [ ] completion of ______ years of ... [check one]:

                                                       a.     [ ] vesting Service.
                                                       b.     [ ] participation in the Plan. [NOTE: PARTICIPATION IS MEASURED ON AN
                                                                  ELAPSED TIME BASIS FROM THE ENTRY DATE.]

                                 c.     [ ] at any age on account of Hardship ... [check if applicable]:

                                            1.     [ ] but only if at the time of the withdrawal the Participant is ... [check one]:

                                                       a.     [ ] fully vested
                                                       b.     [ ] at least _____ % vested

                                                       ... in his/her Frozen Employer Regular Profit Sharing Contribution Account.

                                 d.     [ ] for any reason, but only if at the time of the withdrawal the Participant is fully vested in his/her Frozen Employer Regular Profit Sharing Contribution Account, and
                                            provided the withdrawal may not include amounts allocated to the Contribution Account within two years prior to the withdrawal ... [check if applicable]: [NOTE: THE
                                            CALCULATION OF THE MAXIMUM AMOUNT AVAILABLE FOR WITHDRAWAL IS SET FORTH IN PLAN SEC.
                                            11.2(a).]

                                            1.     [ ] unless the Participant has completed five years of participation in the Plan.
                                                       [NOTE: PARTICIPATION IS MEASURED ON AN ELAPSED TIME BASIS FROM THE ENTRY
                                                       DATE.]

G. FROZEN EMPLOYER QUALIFIED MATCHING AND PROFIT SHARING COMPONENT

VESTING:                         G.1.   A Participant's vested percentage in his/her Frozen Employer Qualified Matching and/or
[PLAN SEC. 10.2(e)]                     Qualified Profit Sharing Contribution Account will be 100% at all times.

                                 G.2.   Withdrawals are allowed from Frozen Employer Qualified Matching and/or Qualified Profit
IN-SERVICE WITHDRAWALS:                 Sharing Contribution Accounts ... [check one]:
[PLAN SEC. 11.2]

                                 a.     [ ] N/A - in-service withdrawals are not allowed.
                                 b.     [ ] for any reason after ... [check one]:

                                            1.     [ ] Normal Retirement Age (or age 59 1/2, if later).
                                            2.     [ ] age 59 1/2.
                                            3.     [ ] age ______ [60 or more].

                                 c.     [ ] for Hardship after age 59 1/2.

H. FROZEN EMPLOYER PENSION COMPONENT

VESTING:                         H.1.   A Participant's vested percentage in his/her Frozen Employer Pension Contribution Account
[PLAN SEC. 10.2(e)]                     will be ... [check one]:

                                 a.     [ ] 100% at all times. [Skip to H.4.]
                                 b.     [ ] determined under the following schedule ... [complete as desired]:

YEARS OF                                    VESTED
 SERVICE                                  PERCENTAGE
--------                                  ----------
    0                                          0%
    1                                        ___%
    2                                        ___%
    3                                        ___% [20% or more]
    4                                        ___% [40% or more]
    5                                        ___% [60% or more]
    6                                        ___% [80% or more]
7 or more                                    100%

                        c.     [ ] determined under the following schedule ... [complete as desired]:

YEARS OF                                    VESTED
 SERVICE                                  PERCENTAGE
--------                                  ----------
    0                                          0%
    1                                        ___%
    2                                        ___%
    3                                        ___%
    4                                        ___%
5 or more                                    100%

                                        [NOTE: IF THE PLAN IS TOP-HEAVY, AND IF THE VESTING SCHEDULE SPECIFIED ABOVE DOES NOT
                                        SATISFY THE VESTING REQUIREMENTS APPROPRIATE FOR A TOP-HEAVY PLAN UNDER PLAN SEC. 17.2, THE
                                        VESTED PERCENTAGE OF THE PARTICIPANT WILL BE THE GREATER OF THE VESTED PERCENTAGE
                                        DETERMINED UNDER THE VESTING SCHEDULE SPECIFIED ABOVE OR THE APPLICABLE VESTING SCHEDULE
                                        SPECIFIED IN PLAN SEC. 17.2.]

TREATMENT OF FORFEITURES:        H.2.   A Pending Allocation Account that reflects Forfeitures from Frozen Employer Pension
[PLAN SEC. 7.2]                         Contribution Accounts ... [check one]:

                                 a.     [ ] can
                                 b.     [ ] cannot

                                        ... be applied to pay administrative expenses of the Plan if so directed by the Plan
                                        Administrator.

                                 H.3.   A Pending Allocation Account that reflects Forfeitures from Frozen Employer Pension
                                        Contribution Accounts (to the extent not applied to pay administrative expenses if permitted in H.2) will be ... [check one]:

                                 a.     [ ] applied as a credit against ... [check each that applies]:

                                            1.     [ ] Employer Safe-Harbor and/or Regular Matching Contributions
                                            2.     [ ] Employer Safe-Harbor and/or Regular Profit Sharing Contributions

                                            ... that are made under the Plan, as and when directed by the Lead Employer.

                                 b.     [ ] allocated as of the last day of the Plan Year as an additional ... [check one]:

                                            1.     [ ] Employer Regular Matching Contribution.
                                            2.     [ ] Employer Regular Profit Sharing Contribution. [NOTE: IF THE PLAN PROVIDES
                                                       FOR A FIXED CONTRIBUTION DETERMINED UNDER AN INTEGRATED FORMULA, THE
                                                       ALLOCATION WILL BE MADE IN PROPORTION TO PLAN

                                                       COMPENSATION FOR THE PLAN YEAR.]

                                            The allocation will be made in the same manner as (and as part of) any variable contribution, or in proportion to any fixed contribution, under the Plan. [NOTE: IF THE
                                            PLAN PROVIDES FOR A VARIABLE CONTRIBUTION (E.G., A DISCRETIONARY CONTRIBUTION), AND A
                                            CONTRIBUTION IS NOT MADE FOR A PLAN YEAR, THE ALLOCATION WILL BE MADE IN THE SAME
                                            MANNER AS THE VARIABLE CONTRIBUTION WOULD HAVE BEEN ALLOCATED.]

                                 c.     [ ] allocated as of the last day of the Plan Year in proportion to Plan Compensation for the Plan Year. The allocation will be among all eligible Participants who are eligible to receive any Employer Contribution for the Plan Year or, if there are no such
                                            Participants, among all eligible Participants who are eligible to make an Employee
                                            Contribution for the Plan Year.

IN-SERVICE WITHDRAWALS:          H.4.   Withdrawals are allowed from Frozen Employer Pension Contribution Accounts ... [check one]:
[PLAN SEC. 11.2]

                                 a.     [ ] N/A - in-service withdrawals are not allowed.
                                 b.     [ ] for any reason after Normal Retirement Age.

                         SPECIAL TESTING RULES ADDENDUM

THIS SPECIAL TESTING RULES ADDENDUM MUST BE COMPLETED IF THIS AMENDMENT TO THE PLAN IS BEING MADE IN ORDER TO RETROACTIVELY DOCUMENT THE ADMINISTRATIVE CHOICES MADE IN RESPONSE TO CHANGES IN THE LAW RESULTING FROM THE URUGUAY ROUND AGREEMENTS ACT ("GATT"), THE UNIFORM SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT ("USERRA"), THE SMALL BUSINESS JOB PROTECTION ACT OF 1996 ("SBJPA"), THE TAXPAYER RELIEF ACT OF 1997 ("TRA '97"), THE INTERNAL REVENUE SERVICE RESTRUCTURING AND REFORM ACT OF 1998 OR THE COMMUNITY RENEWAL TAX RELIEF ACT OF 2000 (COLLECTIVELY REFERRED TO AS "GUST").

THE ELECTIONS SET FORTH IN THE ADOPTION AGREEMENT WILL CONTROL FOR PLAN YEARS BEGINNING ON AND AFTER THE AMENDMENT EFFECTIVE DATE OF THE ADOPTION AGREEMENT THAT IMPLEMENTS THE CHANGES REQUIRED BY GUST. THE FOLLOWING ELECTIONS RELATE ONLY TO PLAN YEARS BEGINNING PRIOR TO SUCH AMENDMENT EFFECTIVE DATE.

HIGHLY COMPENSATED EMPLOYEES

EXPLANATION: Code Section 414(q) allows two elections for purposes of determining the Highly Compensated Employees. First, a "top-paid group" election generally allows the Highly Compensated Employees (other than more than five-percent owners) to be limited to the top 20% of employees when ranked by compensation. Second, if the plan year is other than the calendar year, a "calendar year" election generally allows the Highly Compensated Employees to be determined based on calendar year compensation instead of plan year compensation. These elections are first available for plan years beginning on or after January 1, 1997.

ELECTION (1): Specify whether the "top-paid group" election did or did not apply for the specified Plan Year ... [complete]:

        For the Plan Year               Did the top-paid
      beginning on or after              group election
January 1 of the following year:             apply?
--------------------------------    ------------------------
             1997                   [ ] did      [X] did not    ... apply

             1998                   [ ] did      [X] did not    ... apply

             1999                   [ ] did      [X] did not    ... apply

             2000                   [ ] did      [X] did not    ... apply

             2001                   [ ] did      [X] did not    ... apply

ELECTION (2): Specify whether the "calendar year" election did or did not apply for the specified Plan Year ... [complete]: [NOTE: DO NOT COMPLETE FOR ANY YEAR FOR WHICH THE CALENDAR YEAR WAS THE PLAN YEAR.]

        For the Plan Year               Did the calendar
      beginning on or after              year election
January 1 of the following year:             apply?
--------------------------------    ------------------------
             1997                   [ ] did      [X] did not    ... apply

             1998                   [ ] did      [X] did not    ... apply

             1999                   [ ] did      [X] did not    ... apply

             2000                   [ ] did      [X] did not    ... apply

             2001                   [ ] did      [X] did not    ... apply

[NOTE: DEPENDING ON YOUR ADOPTION AGREEMENT, THE "CALENDAR YEAR" ELECTION MAY NOT BE AVAILABLE FOR PLAN YEARS BEGINNING ON OR AFTER THE AMENDMENT EFFECTIVE DATE OF YOUR NEW ADOPTION AGREEMENT.]

ACTUAL DEFERRAL/CONTRIBUTION PERCENTAGE TEST

EXPLANATION: Code Section 401(k) requires that elective deferrals annually satisfy an Actual Deferral Percentage (ADP) Test. Further, Code Section 401(m) requires that after-tax contributions and matching contributions annually satisfy an Actual Contribution Percentage (ACP) Test. Starting for the first plan year beginning on or after January 1, 1997, the ADP and ACP Tests must either be applied using a "prior year" or "current year" testing methodology.

ELECTION (1): For each specified Plan Year in which the Plan was subject to the ADP Test, specify whether the "prior year" or "current year" testing methodology applied for purposes of the ADP Test ... [complete]: [NOTE: IF THE PLAN WAS A SAFE-HARBOR PLAN UNDER CODE SECTION 401(k)(12) FOR ANY PLAN YEAR BEGINNING ON OR AFTER JANUARY 1, 1999, THE "CURRENT YEAR" METHOD MUST BE SPECIFIED FOR THAT PLAN YEAR.]

        For the Plan Year                  Which testing method
      beginning on or after                  was used to apply
January 1 of the following year:               the ADP Test?
--------------------------------    ----------------------------------
             1997                   [X] current year    [ ] prior year   ... method

             1998                   [X] current year    [ ] prior year   ... method

             1999                   [X] current year    [ ] prior year   ... method

             2000                   [X] current year    [ ] prior year   ... method

             2001                   [X] current year    [ ] prior year   ... method

ELECTION (2): For each specified Plan Year in which the Plan was subject to the ACP Test, specify whether the "prior year" or "current year" testing methodology applied for purposes of the ACP Test ... [complete]: [NOTE: IF THE PLAN WAS A SAFE-HARBOR PLAN UNDER CODE SECTION 401(m)(11) FOR ANY PLAN YEAR BEGINNING ON OR AFTER JANUARY 1, 1999, THE "CURRENT YEAR" METHOD MUST BE SPECIFIED FOR THAT PLAN YEAR.]

        For the Plan Year                  Which testing method
      beginning on or after                  was used to apply
January 1 of the following year:               the ACP Test?
--------------------------------    ----------------------------------
             1997                   [X] current year    [ ] prior year   ... method

             1998                   [X] current year    [ ] prior year   ... method

             1999                   [X] current year    [ ] prior year   ... method

             2000                   [X] current year    [ ] prior year   ... method

             2001                   [X] current year    [ ] prior year   ... method

FAMILY AGGREGATION RULES

EXPLANATION: Code Section 401(a)(17) previously applied certain "family aggregation rules" to determine the annual compensation limit of A participant. Those family aggregation rules were repealed effective as of the first plan year beginning on or after January 1, 1997. However, the Plan voluntarily may have continued to apply the family aggregation rules for this purpose until it is amended for GUST.

ELECTION: The Plan discontinued the family aggregation rules as of the Plan Year beginning on or after ... [check one]:

a.   [X] January 1, 1997.

b. [ ] the Amendment Effective Date of the Adoption Agreement that implements the changes required by GUST.

c.   [ ] ________ [a date between the dates specified in a. and b.]

CASH-OUT AMOUNT

EXPLANATION: Code Section 411(a)(11) previously allowed involuntary "cash-out" of amounts not in excess of $3,500. This limit was raiseD to $5,000 effective as of the first plan year beginning after August 5, 1997. However, the Plan voluntarily may have continued the $3,500 (or a lower) cash-out amount.

ELECTION: The Plan implemented the higher cash-out amount now specified in the Adoption Agreement as of...[check one]:

a.   [X]  the first day of the first Plan Year beginning after August 5, 1997.
b. [ ] the Amendment Effective Date of the Adoption Agreement that implements the changes required by GUST.
c.   [ ]  [a date between the dates specified in a. and b.]
d. [ ] N/A - the cash-out amount has not been increased by the Amendment Effective Date of the Adoption Agreement that implements the changes required by GUST.

REQUIRED BEGINNING DATE

EXPLANATION: Code Section 401(a)(9) previously required that minimum distributions commence to any participant as of the April 1 of the calendar year after the calendar year in which he/she attained age 70 1/2 (even if he/she remained employed with the employer sponsoriNg the plan). This "required beginning date" was changed for participants who are still employed after age 70 1/2 (but not for more thAn five percent owners) effective January 1, 1997. However, the Plan voluntarily may have continued to determine the required beginning date based on the definition in effect prior to January 1, 1997.

ELECTION (1): The Plan implemented the new required beginning date as of ... [check one]:

a.   [X]  January 1, 1997.
b. [ ] the Amendment Effective Date of the Adoption Agreement that implements the changes required by GUST.
c.   [ ]_____ [a date between the dates specified in a. and b.]
d. [ ] N/A - the new required beginning date has not been implemented by the Amendment Effective Date of the Adoption Agreement that implements the changes required by GUST. [NOTE: THIS OPTION IS NOT APPROPRIATE FOR PLANS ADOPTED OR ORIGINALLY EFFECTIVE ON OR AFTER JANUARY 1, 1997.]

ELECTION (2): A Participant who attained age 70 1/2 prior to the date specified above and who has not had a Termination of Service ... [check one]: [NOTE: DO NOT COMPLETE IF d. IS SELECTED ABOVE.]

a.   [X]  may not elect to stop minimum distributions.
b. [ ] may elect to stop minimum distributions and recommence such distributions by the April 1 of the calendar year after the calendar year of his/her Termination of Service, and the new commencement date ... [check one]:

          1.  [ ] will
          2.  [ ] will not

          ... be treated as a new Benefit Starting Date for purposes of the Plan. [NOTE: THE OPTION TO STOP MINIMUM DISTRIBUTIONS DOES NOT APPLY TO A PARTICIPANT WHO IS A MORE THAN FIVE-PERCENT OWNER IN THE PLAN YEAR ENDING IN THE CALENDAR YEAR IN WHICH HE/SHE ATTAINS AGE 70 1/2.]

COMBINED PLAN LIMIT

EXPLANATION: Code Section 415(e) previously imposed a "combined plan limit" if an employer maintained both a defined contribution plan anD a defined benefit plan. This limit was repealed effective for Limitation Years beginning on or after January 1, 2000. However, the Plan voluntarily may have continued to apply the limit until it is amended for GUST.

ELECTION: The Plan eliminated the combined plan limit effective as of the first Limitation Year beginning on or after ... [check one]:

a.   [X]  January 1, 2000.
b. [ ] the Amendment Effective Date of the Adoption Agreement that implements the changes required by GUST.
c.   [ ]  ______ [a date between the dates specified in a. and b.]
d. [ ] N/A - no Controlled Group Member has maintained a defined benefit plan after January 1, 2000, covering any Participant in this Plan.

            ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001
                                  PLAN ADDENDUM

THE ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 ("EGTRRA") MADE A NUMBER OF CHANGES TO THE PLAN - SOME MANDATORY AND SOME OPTIONAL. THIS EGTRRA ADDENDUM INCLUDES BOTH THE REQUIRED CHANGES TO THE PLAN AND THE ELECTIVE PROVISIONS.

USE OF THIS ADDENDUM: For a Plan with an Original Effective Date prior to January 1, 2002, use this Addendum to amend the Plan for the provisions of EGTRRA. This Addendum must be adopted by the Lead Employer by the end of the Plan Year beginning in 2002. For a Plan with an Original Effective Date on or after January 1, 2002, use this Addendum to supplement the Adoption Agreement for plan options which are not reflected on the Adoption Agreement. This Addendum should be adopted with the Adoption Agreement.

PREAMBLE

1. ADOPTION AND EFFECTIVE DATE OF AMENDMENT. Except as otherwise provided, this Addendum shall be effective as of the first day of the first Plan Year beginning after December 31, 2001 (or the Plan's Original Effective Date, if later). This Addendum is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder.

2. INCONSISTENT PROVISIONS. This Addendum shall supersede the provisions of the Basic Plan Document and the Adoption Agreement to the extent those provisions are inconsistent with the provisions of this Addendum.

LEAD EMPLOYER OPTIONS

THE FOLLOWING AMENDMENTS REFLECT PROVISIONS OF EGTRRA ON WHICH CHOICES ARE AVAILABLE TO LEAD EMPLOYERS. LEAD EMPLOYERS MUST COMPLETE THE FOLLOWING ELECTIONS AND SIGN THIS ADDENDUM ON THE FINAL PAGE. IF YOU DO NOT COMPLETE THIS ADDENDUM, THE DEFAULT PROVISIONS OF THE BASIC PLAN DOCUMENT WILL CONTINUE TO APPLY.

PLAN COMPENSATION

EXPLANATION: Tax law limits the amount of a Participant's earnings that can be considered for purposes of Plan contributions. For the 2001 Plan Year, the limit was $170,000. Under EGTRRA, this limit was increased to $200,000 in 2002, and will be adjusted for inflation in future years. This increase is not mandatory and a Plan on a non-standardized adoption agreement may elect to remain at the $170,000 limit indefinitely, with no adjustments for inflation. However, a Plan must use $200,000 (or the applicable yearly limit) for the purposes of calculating Employer Safe-Harbor Matching or Safe-Harbor Profit Sharing Contributions for Plan Years beginning on or after January 1, 2002. Please note that if the Lead Employer has otherwise limited Plan Compensation to a specific dollar amount under Section E.2. of the Adoption Agreement, it may be unnecessary to complete this election.

ELECTION: PLAN COMPENSATION. Will the Plan limit Plan Compensation to $170,000 for Plan Years beginning on or after January 1, 2002? ... [check if applicable]:

a. [ ] Yes. [NOTE: NOT A VALID OPTION FOR A PLAN ON A STANDARDIZED ADOPTION AGREEMENT. THIS LIMIT WILL NOT APPLY FOR THE PURPOSES OF EMPLOYER SAFE-HARBOR MATCHING OR SAFE-HARBOR PROFIT SHARING CONTRIBUTIONS.]

[NOTE: UNLESS a. IS CHECKED ABOVE, THE PLAN COMPENSATION LIMIT WILL BE $200,000 FOR THE 2002 PLAN YEAR AND WILL CONTINUE TO BE ADJUSTED FOR COST OF LIVING INCREASES IN FUTURE YEARS. HOWEVER, IF THE LEAD EMPLOYER HAS LIMITED PLAN COMPENSATION UNDER SECTION E.2.d. OF THE ADOPTION AGREEMENT, THAT LIMITATION WILL CONTINUE TO APPLY, REGARDLESS OF THE ELECTION MADE ABOVE.]

ROLLOVERS DISREGARDED IN CASH-OUTS

EXPLANATION: Effective January 1, 2002, a Plan may opt to calculate an involuntary cash-out amount by disregarding the balance of the Participant's Employee Rollover Account. If this election is made, the balance of the Participant's Employee Rollover Account will not be considered when determining if the Participant is subject to the cash-out. For example, a Participant with an Employee Rollover Account balance of $10,000 may be cashed-out of the Plan, provided the balance of his/her other Plan Accounts is under the cash-out amount then in effect for the Plan.

ELECTION: TREATMENT OF EMPLOYEE ROLLOVER CONTRIBUTIONS IN THE APPLICATION OF THE CASH-OUT PROVISION. Does the Plan exclude Employee Rollover Contributions (and earnings allocable thereto) in determining whether the Participant's Benefit is subject to involuntary cash-out?...[check if applicable]:

a.   [ ]  Yes. This rule applies to all...[complete if applicable]:
          1. [ ] distributions made after ________ [enter a date no earlier than December 31, 2001]
          2. [ ] Participants who separated from service after ________ [enter a date; date may be earlier than December 31, 2001]

[NOTE: EMPLOYEE ROLLOVER ACCOUNT BALANCES WILL BE CONSIDERED IN DETERMINING CASH-OUTS UNLESS a. IS CHECKED ABOVE. IF a. IS CHECKED, BUT NEITHER 1. NOR 2. IS COMPLETED, THE NEW RULE WILL APPLY AS OF THE FIRST DAY OF THE PLAN YEAR IN WHICH THIS ADDENDUM IS SIGNED.]

ROLLOVERS

EXPLANATION: A Plan that accepts rollover contributions will accept rollovers from qualified plans and conduit IRAs. Starting with the first Plan Year beginning after December 31, 2001, a Plan may accept rollover contributions and direct rollovers from additional retirement savings vehicles - 403(b) plans, certain 457 plans, non-conduit IRAs (but only those amounts attributable to pre-tax or deductible contributions to the IRA), and rollovers of after-tax contributions to a retirement plan. If the Plan elects to receive after-tax contributions, the Plan must separately account for such amounts in order to track basis. In addition, the basis rules are different for certain after-tax contributions, depending when made.

ELECTION: ADDITIONAL ROLLOVER SOURCES. Specify the additional sources from which the Plan will accept rollovers ... [check each of a. through d. that applies]:

a.   [ ]  Annuity contracts described in Code Section 403(b).
b. [ ] Code Section 457(b) plans maintained by a state, political subdivision of a state, or any agency or instrumentality of A state or political subdivision of a state.
c. [ ] IRAs described in Code Section 408(a) or (b) (to the extent the distribution that is eligible to be rolled over is otherwise includible in gross income).
d. [ ] After-tax contributions to Code Section 401(a) or 403(a) plan (excluding after-tax IRA and Roth IRA contributions).

[NOTE: PLANS THAT ELECTED TO ACCEPT ROLLOVER CONTRIBUTIONS IN THE ADOPTION AGREEMENT WILL AUTOMATICALLY ACCEPT ROLLOVER CONTRIBUTIONS FROM QUALIFIED PLANS AND CONDUIT IRAs. IF YOU DO NOT COMPLETE THIS ELECTION, ROLLOVER CONTRIBUTIONS WILL NOT BE ACCEPTED FROM THE NEW SOURCES DESCRIBED IN a. THROUGH d. ABOVE.]

Special Effective Date [complete if any of a. through d. above are checked]:
This provision will be effective as of _____ [month, day, year]. [NOTE: IF THE EFFECTIVE DATE IS NOT SPECIFIED, THIS PROVISION WILL BE EFFECTIVE ON THE FIRST DAY OF THE PLAN YEAR IN WHICH THIS ADDENDUM IS SIGNED.]

SUSPENSION PERIOD FOLLOWING HARDSHIP DISTRIBUTION

EXPLANATION: Effective January 1, 2002, Plans may impose a 6 month pre-tax and after-tax deferral suspension period following a hardship withdrawal made after December 31, 2001. (Prior to January 1, 2002, the Plan imposed a twelve month suspension period following a hardship.) This change is mandatory for safe-harbor plans within the meaning of Code Section 401(k)(12) and 401(m)(11) (planS that avoid ADP and ACP testing by making 100% vested matching or profit sharing contributions to the Plan under Article H. of the Adoption Agreement).

ELECTION 1: Will the Plan impose a 6 month suspension period following a hardship withdrawal made after December 31, 2001? ... [check if applicable]:

a.   [X]  Yes.

[NOTE: THE SUSPENSION PERIOD WILL BE 12 MONTHS UNLESS a. IS CHECKED ABOVE. HOWEVER, IF THIS PLAN IS A SAFE-HARBOR PLAN UNDER ARTICLE H. OF THE ADOPTION AGREEMENT, THE SUSPENSION PERIOD WILL BE 6 MONTHS REGARDLESS OF YOUR ELECTION ABOVE.]

EXPLANATION: Plans may also limit the suspension period for a hardship withdrawal taken in 2001 to the later of 6 months after receipt of the distribution or January 1, 2002. A Plan with an Original Effective Date on or after January 1, 2002, should not complete this election.

ELECTION 2: Will the Plan shorten the suspension period imposed following a hardship withdrawal made in 2001 to the later of 6 months after the receipt of the hardship distribution or January 1, 2002? ...[check if applicable]:

a.   [ ]  Yes.

[NOTE: THE SUSPENSION PERIOD FOLLOWING HARDSHIP WITHDRAWALS MADE IN 2001 WILL BE 12 MONTHS UNLESS a. IS CHECKED ABOVE.]

VESTING SCHEDULE

EXPLANATION: For Plan Years beginning on or after January 1, 2002, Plans are required to vest Participants in their Matching Contributions at least as quickly as a six-year graded schedule or a three-year cliff schedule. This change is required for all Matching Contributions on Elective Deferrals made after January 1, 2002. For a Plan in existence prior to 2002, the vesting schedule elected below (if different) replaces the vesting schedule elected in
Section I.11. of the Adoption Agreement for all Matching Contributions made for Plan Years beginning on or after January 1, 2002. For a Plan with an Original Effective Date on or after January 1, 2002, the vesting schedule elected below applies to all Matching Contributions made to the Plan and Section I.11. of the Adoption Agreement does not apply.

ELECTION 1: VESTING SCHEDULE FOR EMPLOYER MATCHING CONTRIBUTIONS. A Participant's vested percentage in his/her Employer Regular Matching Contributions made for Plan Years beginning on or after January 1, 2002 will be
.... [check one]:

a.   [ ]  100% at all times.
b.   [ ]  determined under the following schedule ... [complete as desired]:

Years of Service            Vested Percentage
----------------            -----------------
       0                         0%
       1                          %
       2                          %  [20% or more]
       3                          %  [40% or more]
       4                          %  [60% or more]
       5                          %  [80% or more]
   6 or more                   100%

c.   [ ]  determined under the following schedule ... [complete as desired]:

Years of Service            Vested Percentage
----------------            -----------------
       0                            0%
       1                             %
       2                             %
       3                          100%

d. [ ] vesting schedule in Section I.11. of the Adoption Agreement complies with (a), (b) or (c). [NOTE: NOT A VALID OPTION FOR A PLAN WITH AN ORIGINAL EFFECTIVE DATE ON OR AFTER JANUARY 1, 2002.]

[NOTE: IF THE PLAN MATCHES EMPLOYEE CATCH-UP CONTRIBUTIONS, THOSE MATCHING CONTRIBUTIONS WILL ALSO VEST ON THE SCHEDULE LISTED ABOVE. IF THE LEAD EMPLOYER DOES NOT COMPLETE THIS ELECTION AND THE PLAN'S VESTING SCHEDULE DOES NOT SATISFY THE NEW REQUIREMENTS, A GRADED VESTING SCHEDULE WILL BE DEEMED TO BE A SIX YEAR GRADED SCHEDULE (20% PER YEAR, STARTING AT TWO YEARS OF SERVICE) AND A CLIFF VESTING SCHEDULE WILL BE DEEMED TO BE A THREE YEAR CLIFF SCHEDULE (WITH FULL VESTING AT 3 YEARS OF SERVICE).]

EXPLANATION: Plans may also apply the vesting schedule elected above to past Employer Regular Matching Contributions and to Employer Regular Profit Sharing Contributions for all Active Participants. Plans with an Original Effective Date on or after January 1, 2002, should not complete Election 2. For a Plan with an Original Effective Date prior to January 1, 2002, the Elections below will replace the applicable elections in the Adoption Agreement, if different, including Sections I.11. and J.9. of the Adoption Agreement. If the revised schedule is not applied to past matching contributions, a separate source will be required to track the vested percentage of the pre-2002 and post-2001 Matching Contributions.

ELECTION 2: OTHER CONTRIBUTIONS. Specify the other contributions (which are currently subject to a vesting schedule), if any, to which the revised vesting schedule will apply...[check a., or each of b. and c. that applies]:

a. [ ] N/A - the revised vesting schedule only applies to Employer Regular Matching Contributions made for Plan Years beginning on or after January 1, 2002.
b.   [ ]  all Employer Regular Matching Contributions, whenever made.
c.   [ ]  also to Employer Regular Profit Sharing Contributions ... [check one]:
          1.   [ ]  whenever made.
          2.   [ ]  made for Plan Years beginning on or after January 1, 2002.

[NOTE: UNLESS b. OR c. IS CHECKED ABOVE, THE REVISED VESTING SCHEDULE WILL ONLY APPLY TO MATCHING CONTRIBUTIONS MADE FOR PLAN YEARS BEGINNING ON OR AFTER JANUARY 1, 2002. IF b. OR c. IS CHECKED ABOVE, THE REVISED VESTING SCHEDULE WILL ONLY APPLY TO THE SPECIFIED ACCOUNTS OF PARTICIPANTS WHO ARE ACTIVE PARTICIPANTS AT SOME TIME DURING THE 2002 PLAN YEAR. IF VESTING OCCURS AT A SLOWER RATE UNDER THE REVISED SCHEDULE, THE ELECTION PROVISIONS OF PLAN SECTION 10.2(k) WILL APPLY.]

EMPLOYEE CATCH-UP CONTRIBUTIONS

EXPLANATION: Effective January 1, 2002, a Plan may now allow Participants age 50 or over (plus those projected to attain age 50) in the applicable year to make additional pre-tax contributions ("Employee Catch-up Contributions") to the Plan when the Participant's pre-tax contributions are otherwise limited under the Plan or by law. However, if a Plan allows for Employee Catch-up Contributions, all plans in the Controlled Group that allow for pre-tax contributions must generally provide Participants with the same "effective opportunity" to make Employee Catch-up Contributions.

ELECTION 1: EMPLOYEE CATCH-UP CONTRIBUTIONS. Will Employee Catch-up Contributions be allowed under this Plan? ... [check one]:

a.   [ ]  No.
b.   [X]  Yes. This provision will be effective as of ... [check one]:

          1.   [X]  January 1, 2002.
          2. [ ] The first day of the Plan Year beginning __ [specify date no earlier than January 1, 2002].
          3.   [ ]  Other __ [specify date no earlier than January 1, 2002].

[NOTE: THE PLAN WILL NOT ACCEPT EMPLOYEE CATCH-UP CONTRIBUTIONS UNLESS b. IS CHECKED ABOVE. EMPLOYEE CATCH-UP CONTRIBUTIONS WILL GENERALLY BE SUBJECT TO THE SAME ADMINISTRATIVE OPTIONS AND REQUIREMENTS THAT APPLY TO EMPLOYEE PRE-TAX CONTRIBUTIONS UNDER THE PLAN (E.G., THE DATES AS OF WHICH A PAY REDUCTION AGREEMENT MAY BE MODIFIED, ETC.).]

ELECTION 2: MAXIMUM CONTRIBUTIONS. Employee Catch-up Contributions will be limited to ...[complete if applicable]:

a.   [ ]  A maximum of ______ % of Plan Compensation each payroll period.

[NOTE: IN ADDITION TO ANY PERCENTAGE LIMIT ON CONTRIBUTIONS ELECTED ABOVE, EMPLOYEE CATCH-UP CONTRIBUTIONS WILL BE LIMITED TO THE DOLLAR AMOUNT FOR THE APPLICABLE YEAR UNDER THE TAX LAWS.]

EMPLOYER CATCH-UP MATCHING CONTRIBUTIONS

EXPLANATION: Plans that allow Employee Catch-up Contributions may decide to match those contributions. While Employee Catch-up Contributions are generally exempt from the Plan's testing requirements, including the Actual Deferral Percentage Test, any matching contributions made on these Employee Catch-up Contributions will be considered in the Plan's testing. Employer Catch-up Matching Contributions will be allocated in the same manner and under the same formula as other Employer Regular Matching Contributions (or Employer Safe-Harbor Matching Contributions) made under the Plan.

ELECTION: EMPLOYER CATCH-UP MATCHING CONTRIBUTIONS. Will the Plan match Employee Catch-up Contributions?...[check one]:

a.   [X]  No.
b.   [ ]  Yes. This provision will be effective as of ... [check one]:

          1.   [ ]  January 1, 2002.
          2. [ ] The first day of the Plan Year beginning ________ [specify date no earlier than January 1, 2002].
          3.   [ ]  Other ________ [specify date no earlier than January 1,
                    2002].

[NOTE: EMPLOYER CATCH-UP MATCHING CONTRIBUTIONS WILL NOT BE MADE UNLESS b. IS CHECKED ABOVE. EMPLOYER CATCH-UP MATCHING CONTRIBUTIONS WILL BE DETERMINED UNDER THE SAME FORMULA USED FOR EMPLOYER REGULAR MATCHING CONTRIBUTIONS (OR EMPLOYER SAFE-HARBOR MATCHING CONTRIBUTIONS).]

MANDATORY PLAN AMENDMENTS

THE FOLLOWING AMENDMENTS ARE MANDATORY CHANGES TO YOUR BASIC PLAN DOCUMENT AS A RESULT OF EGTRRA. ALTHOUGH YOU DO NOT HAVE TO MAKE ANY CHOICES ON THESE PROVISIONS, YOU SHOULD READ THROUGH THE CHANGES TO SEE HOW THEY AFFECT YOUR PLAN.

SECTION 2.56(f) - PLAN COMPENSATION

Effective January 1, 2002, Plan Section 2.56(f) is amended to add the following sentence at the end of the subsection:

     If so specified in the Adoption Agreement (or addendum thereto), for Plan Years beginning on or after January 1, 2002, Plan Compensation will be limited to $170,000, the Code Section 401(a)(17) limit in effect for 2001.

SECTION 2.70 - TERMINATION OF SERVICE

Effective for distributions made after December 31, 2001, Plan Section 2.70 is amended to replace the words "separation from service" with the words "severance from employment". In addition, the following sentence is added to the end of the section:

     The "severance from employment" standard applies to all distributions made after December 31, 2001, regardless of when the severance from employment occurred.

SECTION 4.1 - PRE-TAX CONTRIBUTIONS

Effective January 1, 2002, Plan Section 4.1(e) is amended to add the following to the end of the subsection:

     However, the limit in this subsection does not apply to any contributions permitted by the Plan and specified in the Adoption Agreement (or addendum thereto) which are subject to Code Section 414(v).

Effective January 1, 2002, Plan Section 4.1 is amended to add a new subsection
(i) to read as follows:

     (i) Employee Catch-up Contributions. If so specified in the Adoption Agreement (or addendum thereto), an eligible Active Participant may elect to have his/her Plan Compensation further reduced to make additional pre-tax contributions to the Plan, as provided in Code
          Section 414(v) and regulations thereunder. Such additional contributions are Employee Catch-up Contributions. To be eligible to make Employee Catch-up Contributions, the Active Participant must be otherwise eligible to make Employee Pre-Tax Contributions and must be age 50 or older. For purposes of this rule, a Participant who is projected to attain age 50 before the end of a calendar year is deemed to be age 50 as of January 1 of that year.

          Except to the extent required by applicable regulations, such Employee Catch-up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code Section 401(a)(30) and 415(c). The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing Code
          Section 401(k)(3), 401(a)(4), 401(k)(3), 401(k)(11), 410(b) or 416, as
          applicable, by reason of allowing such Employee Catch-up
          Contributions.

          Employee Catch-up Contributions may not exceed the limit in effect under Code Section 414(v) for such taxable year. All Catch-up Contributions made by the Participant to any qualified plan or Code
          Section 403(b), 408(k) or 408(p) plan sponsored by a Controlled Group Member will be aggregated for purposes of this limit.

          Employee Catch-up Contributions under the Plan will be administered in accordance with Code Section 414(v) and any applicable regulations or other IRS guidance thereunder.

          Employee Catch-up Contributions will be subject to the same administrative options and requirements that apply to Employee Pre-Tax Contributions, as specified in the Adoption Agreement or other Plan procedures.

SECTION 4.5 - ROLLOVER CONTRIBUTIONS

Effective January 1, 2002, Plan Section 4.5 is amended to replace the second paragraph with the following:

     An "Employee Rollover Contribution" means a rollover contribution or rollover amount from another qualified plan or "conduit" individual retirement account described in Code Section 401(a)(31), 402(c), 403(a)(4) or 408(d)(3), or an elective transfer described in Treas. Reg. Section 1.411(d)-4(Q&A-3), as allowed under the Code as in effect on December 31, 2001. As of the first day of the Plan Year beginning in 2002, or any later date that may be indicated in the Adoption Agreement (or addendum hereto), "Employee Rollover Contribution" also includes rollover contributions from the sources, if any, specified in the Adoption Agreement (or addendum thereto).

SECTION 5.2 - REGULAR MATCHING CONTRIBUTIONS

Effective January 1, 2002, Plan Section 5.2 is amended to add a new subsection
(h) to read as follows:

     (h) Matching Employee Catch-up Contributions. If so specified in the Adoption Agreement (or addendum thereto), the Employer will make Employer Catch-up Matching Contributions on the Employee Catch-up Contributions made under the Plan. Employer Catch-up Matching Contributions will be allocated in the same manner as Employer Regular Matching Contributions (or Employer Safe-Harbor Matching Contributions). Any such Employer Catch-up Matching Contributions under the Plan will be administered in accordance with Code Section 414(v) and any applicable regulations or other IRS guidance thereunder.

SECTION 10.2 - VESTING SCHEDULE FOR EMPLOYER REGULAR MATCHING CONTRIBUTIONS

Effective January 1, 2002, Plan Section 10.2 is amended to add a new subsection
(n) to read as follows:

     (n) Vesting of Employer Matching Contributions. Notwithstanding any provision of the Plan to the contrary, all Employer Regular and Catch-up Matching Contributions made for Plan Years beginning on or after January 1, 2002, shall vest as specified in the Adoption Agreement (or addendum thereto), provided such vesting schedule satisfies the requirements of Code Section 411(a). If the specified vesting schedule does not satisfy the requirements of Code Section 411(a), a graded vesting schedule will be deemed to be a six year graded schedule (20% per year, starting at 2 years of Service) and a cliff vesting schedule will be deemed to be a three year cliff schedule (with full vesting at 3 years of Service).

          If and to the extent so specified in the Adoption Agreement (or addendum thereto), the vesting schedule required by Code Section 411(a) will be applied to other Contribution Accounts, including Employer Regular Matching Contributions made for Plan Years beginning prior to January 1, 2002, and Employer Regular Profit Sharing Contributions.

SECTION 11.2(b) - SUSPENSION PERIOD FOLLOWING HARDSHIP DISTRIBUTION

Effective January 1, 2002, Plan Section 11.2(b)(3)(B)(iii) is amended to add the following paragraph:

     If so specified in the Adoption Agreement (or addendum thereto), for withdrawals made on or after January 1, 2002, the Participant's Pre-Tax and After-Tax Contributions, Elective Deferrals and other voluntary contributions will be suspended for a period of six months after such withdrawal. For Plans that are safe-harbor plans within the meaning of Code
     Section 401(k)(12) or 401(m)(11), the suspension period is six months after such withdrawal. For withdrawals made in 2001, the suspension period will be the later of 6 months after the receipt of the distribution or January 1, 2002, if so specified in the Adoption Agreement (or addendum thereto).

Effective January 1, 2002, Plan Section 11.2(b)(3)(B)(iv) is amended to add the following paragraph:

     Effective January 1, 2002, this paragraph (iv) shall cease to apply to this Plan.

SECTION 11.3(g) - PLAN LOANS FOR OWNER-EMPLOYEES AND SHAREHOLDER EMPLOYEES

Plan Section 11.3(g), prohibiting Plan loans to any owner-employee or shareholder-employee, shall cease to apply effective for Plan loans made after December 31, 2001.

SECTION 12.4 - CASH-OUT OF SMALL BENEFITS

Effective January 1, 2002, Plan Section 12.4 is amended to add the following paragraph:

     If so specified in the Adoption Agreement (or addendum thereto), Benefits attributable to Employee Rollover Contributions, and earnings thereon, shall be disregarded in determining the cash-out amount.

SECTION 12.8 - DIRECT ROLLOVERS

Effective for distributions made after December 31, 2001, Plan Section 12.8(c)(1) is amended to replace subsections (C) and (D) as follows:

     (C) Any distribution to the extent such a distribution is attributable to a Hardship.

     (D) Any portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code Section 408(a) or (b), or to a qualified defined contribution plan described in Code Section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

Effective for distributions made after December 31, 2001, Plan Section 12.8(c)(3) is amended to read as follows:

     (3) "Eligible Retirement Plan" - means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code
          Section 403(a), a qualified trust described in Code Section 401(a), an annuity contract described in Code Section 403(b), an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan, or any other plan or account allowed under future legislation or regulation that accepts the Eligible Rollover Distribution. The definition of Eligible Retirement Plan also applies in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code
          Section 414(p).

SECTION 12.17 - SPECIAL DISTRIBUTION PROVISIONS

Effective January 1, 2002, Plan Section 12.17 is amended to add the following sentence to the end of the section:

     Effective January 1, 2002, subsections (b) and (c) shall cease to apply to this Plan.

ARTICLE XVII - TOP-HEAVY RULES

For Plan Years beginning after December 31, 2001, Plan Section 17.1(a) is amended to add the following paragraph:

     As of the first day of the Plan Year beginning on or after January 1, 2002, Employer Regular and Catch-up Matching Contributions under this Plan (and employer matching contributions under any other plan whose contributions are to be used to satisfy the requirements of this section) may be used to satisfy the minimum amount of employer contributions which must be allocated under this section. Matching Contributions that are used to satisfy the requirements of this section shall be treated as Employer Regular and Catch-up Matching Contributions for purposes of the Actual Contribution Percentage Test and other requirements of Code Section 401(m).

For Plan Years beginning after December 31, 2001, Plan Section 17.1(b) is amended to add a new paragraph (7) to read as follows:

     (7) As of the first day of the Plan Year beginning on or after January 1, 2002, this Article XVII shall not apply in any year in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of Code Section 401(k)(12) and Safe-Harbor Matching Contributions with respect to which the requirements of Code Section 401(m)(11) are met.

For Plan Years beginning after December 31, 2001, Plan Section 17.4(b) is amended to read as follows:

     (b) Key Employee - means any individual defined as such in Code Section 416(i); generally, any Employee or former Employee (including the Beneficiary of a deceased Employee or former Employee) who at any time during the Plan Year that includes the Determination Date was:

          (1) An officer having Top-Heavy Compensation greater than $130,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002).

          (2)  A five-percent owner.

          (3) A one-percent owner who has Top-Heavy Compensation of more than $150,000.

          The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

For Plan Years beginning after December 31, 2001, Plan Section 17.4(l) is amended to add a new paragraph (5) to read as follows:

     (5) As of the first day of the Plan Year beginning on or after January 1, 2002, any distribution due to severancen from employment, death or disability which was made prior to the one-year period ending on the Determination Date shall be disregarded for purposes of applying the top-heavy rules. Paragraphs (1) and (2) of this subsection shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with this Plan under Code
          Section 416(a)(2)(A)(i). If an individual has not performed services for the employer at any time during the one-year period ending on the Determination Date, any account balance or accrued benefit for such individual shall not be taken into account.

SECTION 18.4(a) - ANNUAL ADDITIONS

Effective January 1, 2002, Plan Section 18.4(a) is amended to add the following paragraph:

     Annual Additions do not include any Employee Rollover Contribution made to this Plan. For Plan Years commencing in 2002 or later, any contributions to the Plan determined to be Employee Catch-up Contributions under Code
     Section 414(v) are not Annual Additions.

SECTION 18.4(j) - MAXIMUM PERMISSIBLE AMOUNT

For Limitation Years beginning after December 31, 2001, Plan Section 18.4(j) is amended to read as follows:

     (j) Maximum Permissible Amount - means the maximum Annual Addition that may be contributed or allocated to a Participant's Contribution Accounts under the Plan for any Limitation Year, which (except to the extent permitted under Code Section 414(v), if applicable) will not exceed the lesser of:

          (1) $40,000, (as adjusted for increases in the cost-of-living under Code Section 415(d)).

               If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve-consecutive-month period, the dollar limit above will be multiplied by the number of months (full months) in the short Limitation Year and divided by 12.

          (2)  100% of the Participant's 415 Compensation for the Limitation
               Year.

               The limitation referred to in paragraph (2) will not apply to any contribution for medical benefits (within the meaning of Code
               Section 401(h) or 419A(f)(2)) which is otherwise treated as an Annual Addition under Code Section 415(l)(1) or 419A(d)(2).

SECTION 19.4 - MULTIPLE USE TEST

Effective January 1, 2002, Plan Section 19.4 is amended to add a new subsection
(c) to read as follows:

     (c) This section will not apply to any Plan Years beginning on or after January 1, 2002.

SECTION 19.6(h) - EXCESS DEFERRALS

Effective January 1, 2002, Plan Section 19.6(h) is amended to add the following sentence to the end of the subsection:

     However, in determining Excess Deferrals, any contributions to the Plan subject to Code Section 414(v) shall be disregarded.

LEAD EMPLOYER SIGNATURE

IN WITNESS WHEREOF, the Lead Employer has caused this EGTRRA Addendum to be adopted effective as of the date specified below.

YOU SHOULD CONSULT WITH AN ATTORNEY OR OTHER INDEPENDENT QUALIFIED ADVISOR AS TO THE LEGAL AND TAX EFFECT OF ADOPTING THIS ADDENDUM.

Date signed: _______________________________  Lead Employer: Range Resources
                                                             Corporation.

                                              By: ______________________________

                                                   Name [print]: _______________

                                                   Its [title]: ________________